UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.           Reports to Stockholders.

Semi-Annual Report

APRIL 30, 2013

Global Fund

Overseas Fund

U.S. Value Fund

Gold Fund

Global Income Builder Fund

High Yield Fund

Fund of America

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	8
Performance Chart	15
First Eagle Global Fund:
Fund Overview	20
Schedule of Investments	22
First Eagle Overseas Fund:
Fund Overview	44
Schedule of Investments	46
First Eagle U.S. Value Fund:
Fund Overview	68
Schedule of Investments	70
First Eagle Gold Fund:
Fund Overview	86
Consolidated Schedule of Investments	88
First Eagle Global Income Builder Fund:
Fund Overview	94
Schedule of Investments	96
First Eagle High Yield Fund:
Fund Overview	108
Schedule of Investments	110
First Eagle Fund of America:
Fund Overview	122
Schedule of Investments	124
Statements of Assets and Liabilities	132
Statements of Operations	140
Statements of Changes in Net Assets	144
Financial Highlights	148
Notes to Financial Statements	162
Fund Expenses	198
General Information	202
Consideration of Investment Advisory Agreements	203

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

At First Eagle, we remain committed to the mission that has guided our investment approach over our long history: To provide prudent stewardship of the assets you have placed in our care. Regardless of short-term market events, swings in investor confidence or the pressures to follow new market paradigms, we continue to seek to provide our shareholders with attractive absolute returns over the long-term.

Market Overview

Since I wrote you last December, financial markets have been characterized by a near absence of fear and caution. Given that this time last year we were in the midst of a period of unusual change and uncertainty driven by historic macro interventions, it is noteworthy and perhaps troubling that a mere twelve months later investors appear to be generally ignoring potential signs of distress.

For instance, during the six-month period ending April 30, 2013, the American and Japanese markets have expanded rapidly — largely as a result of accommodative monetary policy. In the U.S., the stock market began 2013 with the strongest first quarter since 19981. Similarly, Japan's equity market, as measured by the Nikkei 225, has risen approximately 55% since the start of First Eagle's fiscal year on November 1, 2012.

It is important to note that this expansion has not been uniform across the globe. In fact, markets remained sluggish in Europe as the region digested fiscal austerity measures and Europe's recession deepened. In addition, China experienced the pressure of challenging property markets, a slowdown in GDP growth2 and higher real exchange rates.

During the same time period, global corporate fixed income yields have touched and often moved below their past lows. Nonetheless, it is important to note that while absolute yields are very low, high yield market spreads over treasuries — while gradually eroding — remained within historical ranges3, during the six-month period.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Letter from the President (continued)

In the first half of our fiscal year, the gold spot price has declined. This was punctuated by the 9% drop on April 15th, driven by fears (later proven to be unfounded) that European central banks would follow Cyprus's Finance Minister by liquidating gold reserves to raise capital in order to qualify for economic aid. We continue to believe that predicting the price of gold is a fool's errand. Bullion's price declines have been steep; nonetheless, we remain comfortable with our view of gold as a potential hedge against unforeseen circumstances.

In our quest to protect our clients' capital while providing absolute returns, we continue to focus on seeking to identify quality businesses and quality credit at what we believe to be attractive prices. We are global, fundamental investors. While we do not make decisions based on macro views, we stay abreast of macro changes across the globe as large shifts may impact the long-term fundamentals of the businesses we own on behalf of our shareholders.

Global Value Team

The First Eagle Global, Overseas, and U.S. Value Funds continue to seek opportunities to invest in high-quality companies at what we consider to be attractive prices. With the rapid rise of equity valuations in the U.S. and Japan, it seems that we may have entered a market period where equity valuations are on the higher side of fair. Even in Europe, where market valuations grew at a more measured pace, we've found that good companies are generally fairly valued. In this type of environment, it has been more difficult to find opportunities with what we believe to be an adequate margin of safety in price. In addition, several of our investments have reached what we believe to be their intrinsic values. As a result, we have trimmed or exited several long-term holdings.

Since cash is a residual of our investment process, in times like these, our cash levels grow as a percentage of our Global Value Funds. This period has been no exception.

The price of gold has also been volatile, declining approximately 12% since January 1st. Gold mining stocks have displayed the historical 2 to 3 times price movement of the metal and have lost approximately 34% since the start of the year4. Nonetheless, we remain committed to our views about gold. In this regard, the First Eagle Gold Fund continues to invest in gold bullion and gold mining companies with the objective of providing our shareholders exposure to the investment characteristics of gold and, to a limited extent, other precious metals.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Letter from the President (continued)

The current low-yield environment can be very troubling for income-oriented investors. With traditional income sources such as CDs and Treasury Bonds providing low to negative yields after inflation, we believe it is essential to not only focus on generating income today, but also to seek to preserve purchasing power for the future. The First Eagle Global Income Builder Fund's portfolio management team searches the globe in an attempt to deliver meaningful and sustainable income in today's low-yield environment.

When equity markets are rising to new heights, it can be challenging for value investors to search patiently, one security at a time, for companies priced with what we view to be a margin of safety. Under the thoughtful leadership of Matthew McLennan alongside Portfolio Managers Abhay Deshpande, Kimball Brooker, Rachel Benepe, Giorgio Caputo, Robert Hordon, Edward Meigs and Sean Slein, First Eagle's Global Value Team remains disciplined and continues to demonstrate the patient temperament required to weather this part of the cycle.

High Yield Team

While high yield debt is charting new territory in terms of absolute yields, First Eagle Portfolio Managers Ed Meigs and Sean Slein feel that high-yield spreads at 432 bps5, while gradually narrowing, remain reasonable given the level of credit risk in the market today. The team also continued its attempts to manage interest rate risk. As a result the team continued to favor single B credits over longer duration BB rated credits. In addition, over the first six months of this fiscal year, it increased the Fund's exposure to bank loans. These loans have floating interest rates and are generally senior to the bonds in a company's capital structure. As of April 30th, loans comprised approximately 18% of our High Yield Fund and 7% of our Global Income Builder Fund.

Fund of America Team

Although the broader markets have rallied substantially over the last five quarters, Portfolio Managers Harold Levy and David Cohen believe that numerous global concerns remain, which are commonly overlooked by investors. Building on their belief that the Fed will be the dominant influence on debt and equity markets in 2013, the First Eagle Fund of America portfolio managers remain optimistic that the combination of strong corporate balance sheets, relative regulatory clarity and historically low borrowing costs could lead to a significant reacceleration of merger and acquisition activity through the

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Letter from the President (continued)

year. So, the team continues to adhere to its philosophy of investing in companies undergoing significant corporate change, with strong free cash flows and solid management teams. Over time and across a variety of market environments, this philosophy has generally served shareholders well.

Closing

Please be assured that we remain dedicated to our goal of managing your investments in our Funds in the same prudent manner we have been practicing for over 30 years. Our portfolio managers and senior executives have substantial investments alongside yours. We are grateful for your continued confidence.

Sincerely,

John P. Arnhold

President

June 2013

1  As measured by the change in the Dow Jones Industrial Average from January 1, 2013 to April 30, 2013. Source: Factset

2  Source: Bloomberg

3  Source: Barclays. Average high-yield spread from 2003 to 2013 is 565 basis points. Across the same period, one standard deviation is 303 basis points. Absolute low was 233 basis points (May 2007).

4  As measured by the FTSE Gold Mines Index from January 1st, 2013 to April 30, 2013.

5  Barclays U.S. High Yield — Corporate Index as of April 30, 2013. Source: Factset

The commentary represents the opinion of John Arnhold as of June 2013 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Management's Discussion of Fund Performance

In the six months ending April 30, 2013, the MSCI World Index increased 14.7%, while in the U.S., the S&P 500 Index increased 14.4%. In Europe, the German DAX Index rose 9.0% and the French CAC 40 Index rose 12.5% during the period. The Nikkei 225 Index surged 55.2% during the six-month period. This large move was, in part, the result of the December election of Shinzo Abe and the belief that his reflationary policies would be fully enacted. Although our portfolio benefited from a rising Japanese equity market, these gains were partially offset by the weakness in gold mining stocks and gold bullion. Crude oil rose 8.4% to $93 a barrel, and the price of gold fell 14.2% to $1,476 an ounce as of April 30th. On April 15th, gold fell 9%. Market participants appeared to react strongly to comments by the Cyprian Finance Minister that the Central Bank of Cyprus might sell some of its gold reserves to help Cyprus qualify for international aid. Over the six-month period, the Japanese Yen weakened 22.2% against the U.S. Dollar, and in Europe, the U.S. Dollar strengthened 1.6% against the Euro.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares increased 10.3% for the six-month period while the MSCI World Index rose 14.7%. The Fund's cash & cash equivalents position increased from 18.8% at the end of October to 20.6% on April 30, 2013.

The five largest contributors to the performance of First Eagle Global Fund over the period were Mitsubishi Estate Company Limited (real estate, Japan), Cisco Systems, Inc. (networking, U.S.), HeidelbergCement AG (cement, Germany), MS&AD Insurance Group Holdings (insurance, Japan) and Shimano, Inc. (bicycle parts, Japan) collectively accounting for 2.1% of this period's performance.

The five largest detractors were gold bullion, Newcrest Mining Limited (mining, Australia), Goldcorp, Inc. (mining, Canada), Gold Fields Limited, ADR (mining, South Africa) and Fresnillo PLC (mining, Mexico). Their combined negative performance over the six months subtracted 1.8% from the Fund's performance.

As of April 30, 2013, the Fund was approximately 35% hedged versus the Japanese Yen and 30% hedged versus the Euro.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

First Eagle Overseas Fund

The NAV of the Fund's Class A shares rose 10.8% for the six-month period while the MSCI EAFE Index increased 16.9%. The Fund's cash and cash equivalents position increased from 21.2% at the end of October to 23.6% on April 30, 2013.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were MS&AD Insurance Group Holdings (insurance, Japan), Mitsubishi Estate Company Limited (real estate, Japan), Shimano, Inc. (bicycle parts, Japan), HeidelbergCement AG (cement, Germany) and NKSJ Holdings, Inc. (insurance, Japan) collectively accounting for 2.9% of this period's performance.

The five largest detractors were gold bullion, Agnico-Eagle Mines Limited (mining, Canada), Newcrest Mining Limited (mining, Australia), Gold Fields Limited (mining, South Africa) and Penn West Petroleum Limited (oil, Canada). Their combined negative performance over the six-month period subtracted 2.2% from the Fund's performance.

As of April 30, 2013, the Fund was approximately 35% hedged versus the Japanese Yen and 30% hedged versus the Euro.

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 7.3% for the six-month period while the S&P 500 Index rose 14.4%. The Fund's cash and cash equivalents position decreased from 21.5% at the beginning of the period to 16.7% on April 30, 2013.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Cisco Systems, Inc. (networking), Alliant Techsystems, Inc. (defense manufacturer), Rofin-Sinar Technologies, Inc. (laser-based products), Microsoft Corporation (software) and Cincinnati Financial Corporation (property & casualty insurance) collectively accounting for 2.4% of this period's performance.

The five largest detractors were Agnico-Eagle Mines Limited (mining), gold bullion, Newcrest Mining Limited (mining), Newmont Mining Corporation (mining) and Penn West Petroleum Limited (oil). Their combined negative performance over the six-month period subtracted 2.3% from the Fund's performance.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Management's Discussion of Fund Performance (continued)

First Eagle Gold Fund

The NAV of the Fund's Class A shares fell 33.7% for the six-month period while the FTSE Gold Mines Index declined 42.2%. The Fund's cash and cash equivalents position decreased from 6.1% in October to 2.6% on April 30, 2013.

The five largest contributors to the performance of First Eagle Gold Fund over the period were Primero Mining Corporation (Canada), Detour Gold Corporation 5.5% bond due 11/30/17 (Canada), Great Basin Gold Limited 8.0% bond due 11/30/14 (South Africa), Aurizon Mines Limited (Canada) and CGA Mining Limited (Canada) collectively accounting for no benefit to the period's performance.

The five largest detractors were Agnico-Eagle Mines Limited (Canada), Barrick Gold Corporation (Canada), gold bullion, Kinross Gold Corporation (Canada) and AngloGold Ashanti Limited, ADR (South Africa). Their combined negative performance over the six-month period subtracted 12.5% from the Fund's performance.

First Eagle Global Income Builder Fund

The NAV of the Fund's Class A shares rose 7.5% for the six-month period while the Barclays US Aggregate Bond Index rose 0.9% and the MSCI World Index increased 14.7%. The Fund's cash and cash equivalents position increased from 5.6% in October to 7.3% on April 30, 2013.

The five largest contributors to the performance of First Eagle Global Income Builder Fund over the period were Bouygues SA (infrastructure construction, France), H&R Block, Inc. (professional services, U.S.), Sanofi (pharmaceuticals, France), Investor AB, Class 'A' (holding company, Sweden) and Microsoft Corporation (software, U.S.), collectively accounting for 1.6% of this period's performance.

The five largest detractors were Barrick Gold Corporation (mining, Canada), Newmont Mining Corporation (mining, U.S.), Penn West Petroleum Limited (oil, Canada), Newcrest Mining Limited (mining, Australia) and Goldcorp, Inc. (mining, Canada). Their combined negative performance over the six-month period subtracted 1.59% from the Fund's performance.

As of April 30, 2013, the First Eagle Global Income Builder Fund was approximately 35% hedged against the Japanese Yen and 30% hedged against the Euro on equities. The Fund was 100% hedged on Euro-denominated bonds.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

First Eagle High Yield Fund

The NAV of the Fund's Class I shares rose 6.1% for the six-month period, while the Barclays Capital U.S. Corporate High Yield Index increased 7.3%. We continued to favor B-rated issues, which accounted for more than half of the Fund's assets as of April 30, 2013. The Fund's cash and cash equivalents position increased from 3.9% in October to 5.6% on April 30, 2013.

The five largest contributors to the performance of the Fund for the six-month period were Bi-Lo LLC, Offshore Group Investments Limited, Advanced Micro Devices, Inc., HeidelbergCement Finance BV, and Sheridan Group, Inc., collectively accounting for 0.76% of this period's performance.

The five largest detractors were OGX Petroleo E Gas Participacoes, Mood Media Corporation, OGX Austria GmbH, Quiksilver, Inc., and Sugarhouse HSP Gaming Prop. Mezz L.P. Their combined negative performance over the six month period subtracted 0.35% from this period's performance.

As of April 30, 2013, the Fund was 98% hedged against the Euro.

First Eagle Fund of America

The NAV of the Fund's Class Y shares increased 15.3% for the six months ended April 30, 2013 versus 14.4% for the S&P 500 Index. We continue to find a number of new investment opportunities despite the broader markets' recent rally. Our primary focus continues to be investing in quality companies that are trading at what we believe to be a discount to their intrinsic values.

The five largest contributors to the performance of the First Eagle Fund of America over the period were Rockwood Holdings Inc., Valeant Pharmaceuticals International Inc., Seagate Technology PLC, Packaging Corporation of America, and Wyndham Worldwide Corporation, collectively accounting for 7.5% of the Fund's performance.

The five largest detractors were SPDR Gold Trust, Garmin Limited, General Dynamics Corporation, Lowe's Companies, Inc., and Atlas Resource Partners LP. Their combined negative performance over the six-month period subtracted 0.47% from the Fund's performance.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Management's Discussion of Fund Performance (continued)

Matthew McLennan	Abhay Deshpande
Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Gold Funds	Portfolio Manager Global, Overseas and U.S. Value Funds

T. Kimball Brooker, Jr.	Rachel Benepe
Portfolio Manager Global, Overseas and U.S. Value Funds	Portfolio Manager Gold Fund

Giorgio Caputo	Robert Hordon
Portfolio Manager Global Income Builder Fund	Portfolio Manager Global Income Builder Fund

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Edward Meigs	Sean Slein
Portfolio Manager Global Income Builder and High Yield Funds	Portfolio Manager Global Income Builder and High Yield Funds

Harold Levy

Portfolio Manager
Fund of America

June 2013

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143.

The commentary represents the opinion of the Portfolio Management Teams as of June 2013 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Management's Discussion of Fund Performance (continued)

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Funds are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

Investment in gold and gold related investments present certain risks, including negative tax consequences (e.g., a change in a fund's tax status causing the fund to be subject to tax at the fund level on its taxable income), political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The First Eagle Global Income Builder Fund and High Yield Fund invest in high yield securities that are non-investment grade (commonly known as "junk bonds") which are generally considered speculative because they may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may be subject to greater volatility. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities.

Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner, or that negative perception of the issuer's ability to make such payments may cause the price of that bond to decline.

Bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

The High Yield Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Income generation and dividends are not guaranteed. If dividend paying stocks in the Fund's portfolio stop paying or reduce dividends, the fund's ability to generate income will be adversely affected.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

The principal risk of investing in value stocks is that the price of the security may not approach its anticipated value or may decline in value.

All investments involve the risk of loss.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Performance Chart1 (unaudited)

Average Annual Returns as of April 30, 2013

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Fund
Class A (SGENX)
without sales charge	12.45%	9.89%	6.22%	12.45%	14.14%	1/1/1979[2]
with sales charge	6.83	8.03	5.14	11.88	14.01	1/1/1979[2]
Class C (FESGX)	10.61	9.07	5.42	11.61	11.50	06/05/00
Class I (SGIIX)	12.73	10.17	6.48	12.73	12.08	07/31/98
MSCI World Index[3]	16.70	9.59	1.81	8.29	9.73	01/01/79
First Eagle Overseas Fund
Class A (SGOVX)
without sales charge	13.28%	8.75%	5.13%	12.69%	11.96%	08/31/93
with sales charge	7.60	6.90	4.06	12.11	11.74	08/31/93
Class C (FESOX)	11.43	7.94	4.34	11.84	11.23	06/05/00
Class I (SGOIX)	13.54	9.00	5.38	12.96	12.35	07/31/98
MSCI EAFE Index[4]	19.39	7.44	-0.93	9.23	5.15	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX)
without sales charge	9.91%	9.45%	6.09%	9.81%	9.50%	09/04/01
with sales charge	4.41	7.60	5.00	9.25	9.02	09/04/01
Class C (FEVCX)	8.05	8.62	5.30	8.99	8.68	09/04/01
Class I (FEVIX)	10.17	9.71	6.35	10.08	9.76	09/04/01
Standard & Poor's 500 Index[5]	16.89	12.80	5.21	7.88	5.04	09/04/01
First Eagle Gold Fund
Class A (SGGDX)
without sales charge	-26.95%	-8.79%	-0.53%	10.44%	7.42%	08/31/93
with sales charge	-30.62	-10.34	-1.54	9.87	7.21	08/31/93
Class C (FEGOX)	-28.25	-9.48	-1.28	—	8.99	05/15/03
Class I (FEGIX)	-26.77	-8.58	-0.29	—	10.08	05/15/03
FTSE Gold Mines Index[6]	-36.48	-17.70	-7.55	5.32	-0.06	08/31/93
MSCI World Index[3]	16.70	9.59	1.81	8.29	6.46	08/31/93

Please see the following pages for important notes to this table.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Performance Chart1 (unaudited) (continued)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Income Builder Fund
Class A (FEBAX)
without sales charge	—	—	—	—	12.21%	05/01/12
with sales charge	—	—	—	—	6.56	05/01/12
Class C (FEBCX)	—	—	—	—	10.34	05/01/12
Class I (FEBIX)	—	—	—	—	12.44	05/01/12
MSCI World Index[3]	—	—	—	—	16.42	05/01/12
Barclays Capital U.S. Aggregate Bond Index[7]	—	—	—	—	3.81	05/01/12
First Eagle High Yield Fund
Class A (FEHAX)
without sales charge	11.34%	—	—	—	13.23%	01/03/12
with sales charge	6.33	—	—	—	9.38	01/03/12
Class C (FEHCX)	9.51	—	—	—	12.28	01/03/12
Class I (FEHIX)	11.80	10.16%	14.14%	—	13.05	11/19/07[8]
Barclays Capital U.S. Corporate High Yield Index[9]	13.98	11.05	11.11	—	10.53	11/19/07
First Eagle Fund of America
Class A (FEFAX)
without sales charge	17.26%	14.26%	6.42%	10.41%	8.45%	11/20/98
with sales charge	11.40	12.32	5.33	9.84	8.07	11/20/98
Class C (FEAMX)	15.39	13.42	5.63	9.59	7.67	03/02/98
Class I (FEAIX)	—	—	—	—	1.77	03/08/13
Class Y (FEAFX)[10]	17.28	14.28	6.42	10.41	12.05	04/10/87
Standard & Poor's 500 Index[5]	16.89	12.80	5.21	7.88	9.19	04/10/87

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds' short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143. Performance figures represent certain fee waivers and/or expense limitations, without which returns would have been lower. The average annual returns for Class A Shares "with sales charge" of First Eagle Global,

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Average Annual Returns as of April 30, 2013 (unaudited)

Overseas, U.S. Value, Gold, Global Income Builder and Fund of America give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Yield Fund gives effect to the deduction of the maximum sales charge of 4.50%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America require $1mm minimum investment and are offered without sales charge.

Class Y Shares of First Eagle Fund of America are offered without charge.

2  Commencement of management by Jean-Marie Eveillard. Mr. Eveillard transitioned to senior adviser on March 26, 2009, a position he also held from January 2005 to March 2007, and continues to be a member of First Eagle Fund's Board of Trustees and a Senior Adviser to First Eagle Investment Management, LLC. The Fund commenced operation April 28, 1970.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested.

4  The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase.

5  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

6  The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies, is available without dividends reinvested, and is not available for purchase.

7  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS and is not available for purchase.

8  First Eagle High Yield Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

9  The Barclays Capital U.S Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

10  As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Performance Chart1 (unaudited) (continued)

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	CLASS A	CLASS C	CLASS I		CLASS Y
First Eagle Global Fund	1.15%	1.89%	0.90%		—
First Eagle Overseas Fund	1.17	1.92	0.92		—
First Eagle U.S. Value Fund	1.17	1.92	0.93		—
First Eagle Gold Fund	1.21	1.96	0.96		—
First Eagle Global Income Builder*	2.13	2.88	2.20		—
First Eagle High Yield Fund**	1.27	2.02	1.03		—
First Eagle Fund of America	1.45	2.20	1.20	***	1.45

*  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 1.30% for A Shares, 2.05% for C Shares, and 1.05% for I Shares with gross operating expenses of 2.13%, 2.88%, and 2.20% respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until December 31, 2013. The expense limitation may be terminated by the Adviser in future years.

**  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 0.80% for I Shares, 1.25% for A Shares, and 2.00% for C Shares, with gross operating expenses of 1.03%, 1.27%, and 2.02 % respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until December 31, 2013. The expense limitation may be terminated by the Adviser in future years.

***  The Fund's Class I Shares commenced investment operations on March 8, 2013. The percentages shown above are based on anticipated expenses of Class I for the first fiscal year. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

These expense ratios are presented as of October 31, 2012 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Funds are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Average Annual Returns as of April 30, 2013 (unaudited)

Investment in gold and gold related investments present certain risks, including negative tax consequences (e.g., a change in a fund's tax status causing the fund to be subject to tax at the fund level on its taxable income), political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. Dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

First Eagle Global Income Builder Fund and First Eagle High Yield Fund invest in high yield securities that are non-investment grade (commonly known as "junk bonds") which are generally considered speculative because they may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may be subject to greater volatility. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities.

Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner, or that negative perception of the issuer's ability to make such payments may cause the price of that bond to decline.

Bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

The First Eagle High Yield Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Income generation and dividends are not guaranteed. If dividend paying stocks in the Fund's portfolio stop paying or reduce dividends, the Fund's ability to generate income will be adversely affected.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

The principal risk of investing in value stocks is that the price of the security may not approach its anticipated value or may decline in value.

All investments involve the risk of loss.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Fund Overview | Data as of April 30, 2013 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	12.45%	6.22%	12.45%
with sales load	6.83	5.14	11.88
MSCI World Index	16.70	1.81	8.29
Consumer Price Index	1.06	1.60	2.38

Asset Allocation*

Countries**
United States	37.63%
Japan	15.75
France	5.44
Canada	3.95
Germany	2.36
Mexico	2.31
United Kingdom	2.26
Switzerland	1.95
South Korea	1.06
Australia	0.97
Sweden	0.65
South Africa	0.61
Thailand	0.59
Ireland	0.52
Belgium	0.52
Bermuda	0.45
Austria	0.44
Spain	0.42
Malaysia	0.39
Hong Kong	0.37
Italy	0.31
Israel	0.23
Netherlands	0.19
Singapore	0.05
Norway	0.03

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	3.89%
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	1.64
Microsoft Corporation (U.S. software developer)	1.58
Cisco Systems, Inc. (U.S. computer communications company)	1.55
Secom Company Limited (Japanese security services provider)	1.55
Sysco Corporation (U.S. food services distributor)	1.46
Keyence Corporation (Japanese sensors manufacturer)	1.43
Cintas Corporation (U.S. commercial services equipment supplier)	1.41
Intel Corporation (U.S. computer components and related products manufacturer)	1.36
HeidelbergCement AG (German cement company)	1.34
Total	17.21%

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

First Eagle Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 74.44%
U.S. Common Stocks — 33.35%
Consumer Discretionary 2.81%
17,414,912	Comcast Corporation, Class 'A'	$296,976,000	$684,231,893
6,208,490	Omnicom Group, Inc.	186,093,077	371,081,447
3,992,318	H&R Block, Inc.	67,554,206	110,746,901
2,485	JG Boswell Company	573,840	2,107,280
33,892	Mills Music Trust (a)(b)	1,015,863	1,106,235
184,753	St. John Knits International, Inc. (b)(c)	3,174,837	1,025,379
		555,387,823	1,170,299,135
Consumer Staples 3.07%
17,479,577	Sysco Corporation	495,705,689	609,338,054
8,055,054	Lorillard, Inc.	232,652,802	345,481,266
1,629,490	Colgate-Palmolive Company	125,309,063	194,577,401
1,693,404	Wal-Mart Stores, Inc.	82,465,011	131,611,359
		936,132,565	1,281,008,080
Energy 2.14%
6,224,163	ConocoPhillips	250,797,600	376,250,653
5,498,448	Devon Energy Corporation	312,965,847	302,744,547
1,442,501	Apache Corporation	90,693,920	106,571,974
3,908,035	San Juan Basin Royalty Trust (a)	138,744,050	60,379,141
806,395	Helmerich & Payne, Inc.	17,026,317	47,270,875
		810,227,734	893,217,190
Financials 8.52%
7,529,993	American Express Company	317,870,387	515,126,821
17,571,107	Bank of New York Mellon Corporation	441,008,507	495,856,640
2,714	Berkshire Hathaway, Inc., Class 'A' (c)	218,995,900	431,526,000
6,930,015	Cincinnati Financial Corporation	173,611,074	338,947,034
9,921,397	Weyerhaeuser Company, REIT	154,182,567	302,701,822
9,693,682	BB&T Corporation	245,863,323	298,274,595
5,719,208	Plum Creek Timber Company, Inc., REIT	212,342,604	294,767,980
7,819,459	U.S. Bancorp	192,949,644	260,231,596
4,386,051	WR Berkley Corporation	117,583,057	190,442,334
2,858,553	Rayonier, Inc., REIT	27,837,041	169,855,219
743,437	Visa, Inc., Class 'A'	53,618,674	125,239,397
202,406	Mastercard, Inc., Class 'A'	40,702,513	111,916,350

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 33.35% — (continued)
Financials 8.52% — (continued)
40,182	Alleghany Corporation (c)	$13,132,071	$15,821,261
		2,209,697,362	3,550,707,049
Health Care 1.00%
4,469,770	WellPoint, Inc.	240,056,531	325,935,629
1,059,980	Johnson & Johnson	59,610,843	90,342,095
		299,667,374	416,277,724
Industrials 4.63%
13,051,511	Cintas Corporation (a)	438,387,413	585,621,298
4,069,880	3M Company	315,646,157	426,157,135
3,069,252	Lockheed Martin Corporation	217,057,860	304,132,181
3,867,416	Northrop Grumman Corporation	231,724,655	292,918,088
3,638,247	Alliant Techsystems, Inc. (a)	314,316,906	270,540,047
558,107	Unifirst Corporation	7,536,171	50,815,642
		1,524,669,162	1,930,184,391
Information Technology 7.59%
19,924,734	Microsoft Corporation	501,658,947	659,508,695
30,972,653	Cisco Systems, Inc.	507,076,395	647,947,901
23,729,320	Intel Corporation	444,931,301	568,317,214
14,959,315	Oracle Corporation	426,029,947	490,366,346
8,019,789	Linear Technology Corporation	227,165,656	292,722,298
282,275	Google, Inc., Class 'A' (c)	149,382,648	232,755,497
2,365,411	Automatic Data Processing, Inc.	85,148,200	159,286,777
2,031,390	Texas Instruments, Inc.	55,783,759	73,556,632
1,137,229	NetApp, Inc. (c)	36,048,304	39,677,920
		2,433,225,157	3,164,139,280
Materials 1.63%
4,056,879	Vulcan Materials Company	200,596,336	202,357,124
4,172,577	Scotts Miracle-Gro Company, Class 'A' (a)	182,102,946	189,226,367
1,752,640	Martin Marietta Materials, Inc.	155,134,877	176,999,114
1,780,037	Newmont Mining Corporation	45,037,176	57,673,199
811,480	Deltic Timber Corporation (a)	39,544,384	50,701,270
		622,415,719	676,957,074
Utilities 1.96%
9,696,381	FirstEnergy Corporation	353,449,107	451,851,354
3,760,485	IDACorp, Inc. (a)	124,066,738	185,053,467

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 33.35% — (continued)
Utilities 1.96% — (continued)
2,491,660	Entergy Corporation	$164,249,120	$177,480,942
		641,764,965	814,385,763
Total U.S. Common Stocks		10,033,187,861	13,897,175,686
International Common Stocks — 41.09%
Australia 0.97%
23,189,619	Newcrest Mining Limited	627,125,396	403,928,746
Austria 0.43%
3,857,199	OMV AG	157,989,372	181,040,671
Belgium 0.52%
2,788,865	Groupe Bruxelles Lambert SA	234,732,253	215,747,088
Bermuda 0.45%
2,875,070	Jardine Matheson Holdings Limited	141,681,818	186,678,295
Canada 3.90%
15,808,675	Goldcorp, Inc.	530,262,725	467,620,606
10,343,600	Canadian Natural Resources Limited	297,690,279	303,408,160
7,007,471	Potash Corporation of Saskatchewan, Inc.	276,000,358	295,014,529
6,608,500	Cenovus Energy, Inc.	184,336,874	197,858,490
5,216,450	Agnico-Eagle Mines Limited	173,749,110	168,392,847
17,645,244	Penn West Petroleum Limited	273,529,232	162,865,602
4,951,070	Kinross Gold Corporation	26,309,629	26,933,821
1,493,910	Postmedia Network Canada Corporation (b)(c)(d)	6,692,131	2,891,726
1,008,427	Catalyst Paper Corporation (a)(b)(c)(e)	17,346	2,016,854
		1,768,587,684	1,627,002,635
France 5.26%
4,179,227	Sanofi	323,385,924	457,576,588
8,485,204	Total SA	432,228,230	427,229,147
10,735,807	Bouygues SA	391,146,130	299,299,351
3,330,779	Sodexo	88,582,313	277,871,301
8,755,798	Carrefour SA	363,896,634	259,190,080
2,044,437	Neopost SA (a)	184,799,958	134,340,164
11,803,362	Société Télévision Francaise 1 (a)	184,371,882	124,745,135
921,669	Wendel SA	19,716,342	99,747,911
1,130,913	Legrand SA	35,203,833	52,648,805

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 41.09% — (continued)
France 5.26% — (continued)
157,260	Robertet SA (a)(c)	$20,623,058	$29,377,589
42,252	Robertet SA CI (b)(c)(f)(g)	800,508	5,597,793
385,000	Sabeton SA (a)(c)	4,841,233	6,524,042
12,000,000	FINEL (a)(b)(c)(e)(f)(h)	0	5,683,605
69,500	NSC Groupe (a)(b)	12,298,421	5,577,695
104,457	Gaumont SA	6,087,824	5,098,608
		2,067,982,290	2,190,507,814
Germany 2.07%
7,775,691	HeidelbergCement AG	424,710,748	559,278,586
4,285,909	Daimler AG	200,355,962	236,912,206
693,440	Fraport AG	20,976,007	41,401,255
773,684	Hornbach Baumarkt AG	21,504,161	25,289,646
		667,546,878	862,881,693
Hong Kong 0.37%
12,693,580	Guoco Group Limited	115,086,260	151,545,360
20,738,780	City e-Solutions Limited (a)(b)(c)	936,898	2,004,276
		116,023,158	153,549,636
Ireland 0.52%
10,094,915	CRH PLC	175,024,030	216,703,442
Israel 0.22%
7,864,560	Israel Chemicals Limited	81,267,220	93,520,229
Italy 0.31%
18,139,395	Italcementi S.p.A. RSP	249,186,230	55,844,291
4,682,069	Italcementi S.p.A.	86,201,872	29,013,414
1,734,972	Italmobiliare S.p.A. RSP (c)	121,356,934	22,769,081
1,021,137	Italmobiliare S.p.A. (c)	107,360,738	20,810,166
		564,105,774	128,436,952
Japan 15.69%
11,590,430	Secom Company Limited	528,330,685	646,255,719
1,882,590	Keyence Corporation	348,832,346	596,238,723
2,684,256	SMC Corporation	293,714,079	536,768,663
10,288,400	KDDI Corporation	327,454,046	493,514,191
8,483,960	Astellas Pharma, Inc.	340,690,755	493,046,207
5,025,290	Shimano, Inc. (a)	86,342,617	436,265,119
2,888,400	Fanuc Corporation	255,486,281	435,191,718
14,618,720	MS&AD Insurance Group Holdings	356,085,457	390,921,339

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 41.09% — (continued)
Japan 15.69% — (continued)
14,917,300	NKSJ Holdings, Inc.	$402,645,728	$377,347,372
2,307,100	Hirose Electric Company Limited (a)	244,784,088	331,055,194
9,491,980	Mitsubishi Estate Company Limited	139,735,575	307,918,995
14,298,940	Hoya Corporation	305,848,299	285,495,158
8,807,560	MISUMI Group, Inc. (a)	146,993,290	268,203,359
3,007,000	Ono Pharmaceutical Company Limited	124,896,566	197,867,473
6,464,110	Nomura Research Institute Limited	135,171,359	194,456,648
4,274,630	Nissin Foods Holdings Company Limited	152,059,580	191,463,466
59,245	NTT DoCoMo, Inc.	90,107,766	97,765,028
3,526,280	Chofu Seisakusho Company Limited (a)	64,322,538	81,574,478
5,147,000	T. Hasegawa Company Limited (a)	79,849,658	75,808,323
1,100,560	Shin-Etsu Chemical Company Limited	51,374,809	73,998,602
1,959,900	Seikagaku Corporation	20,639,723	26,717,235
		4,495,365,245	6,537,873,010
Malaysia 0.38%
129,221,380	Genting Malaysia Berhad	111,924,255	159,695,115
Mexico 2.31%
15,044,166	Grupo Televisa S.A.B., ADR	289,394,927	380,918,283
17,363,483	Fresnillo PLC	235,897,571	310,702,268
6,401,020	Industrias Peñoles S.A.B. de C.V.	7,339,323	269,284,563
		532,631,821	960,905,114
Netherlands 0.19%
10,519,454	TNT Express NV	115,928,316	80,742,045
Singapore 0.05%
13,467,250	ComfortDelGro Corporation Limited	3,279,184	21,684,370
South Africa 0.61%
25,019,071	Gold Fields Limited, ADR	233,463,377	186,642,270
8,092,307	Harmony Gold Mining Company Limited, ADR	69,852,451	41,513,535
4,769,860	Sibanye Gold Limited, ADR (c)	28,713,214	18,363,961

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 41.09% — (continued)
South Africa 0.61% — (continued)
324,020	AngloGold Ashanti Limited, ADR	$5,810,748	$6,318,390
		337,839,790	252,838,156
South Korea 0.99%
3,898,597	KT&G Corporation	216,376,344	280,721,640
51,900	Lotte Confectionery Company Limited	21,157,499	90,482,158
39,989	Namyang Dairy Products Company Limited (a)	7,325,466	42,301,993
		244,859,309	413,505,791
Spain 0.42%
3,295,234	Red Electrica Corporation SA	165,292,750	175,105,681
Sweden 0.65%
5,939,940	Investor AB, Class 'A'	116,378,542	171,667,683
3,394,798	Investor AB, Class 'B'	63,888,333	99,996,363
		180,266,875	271,664,046
Switzerland 1.95%
5,091,560	Nestlé SA	146,056,201	363,213,992
4,327,670	Pargesa Holding SA	272,881,781	301,281,710
26,528	Lindt & Spruengli AG PC	23,885,815	102,600,774
388,803	Kuehne & Nagel International AG	7,503,142	44,444,176
		450,326,939	811,540,652
Thailand 0.58%
30,023,200	Bangkok Bank PCL, NVDR	97,800,376	231,183,754
577,000	OHTL PCL (b)	2,636,473	11,795,571
		100,436,849	242,979,325
United Kingdom 2.25%
7,749,898	Berkeley Group Holdings PLC (a)	93,521,018	250,990,420
55,018,479	WM Morrison Supermarkets PLC	243,196,894	249,629,115
7,387,420	GlaxoSmithKline PLC	140,774,624	190,540,267
4,355,040	Willis Group Holdings PLC	119,957,625	172,807,987
3,052,693	Anglo American PLC	74,109,213	74,208,315
		671,559,374	938,176,104
Total International Common Stocks		14,011,776,580	17,126,706,610
Total Common Stocks		24,044,964,441	31,023,882,296

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Preferred Stock — 0.28%
Germany 0.28%
1,754,484	Hornbach Holding AG	$63,837,360	$117,491,735
Warrant — 0.19%
United States — 0.19%
5,806,899	JPMorgan Chase & Company Warrant expire 10/28/18 (c)	75,108,859	80,425,551
OUNCES
Commodity — 3.89%
1,097,527	Gold bullion (c)	799,578,304	1,619,895,681
PRINCIPAL
Notes and Bonds — 0.35%
U.S. Corporate Bonds — 0.07%
$5,467,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	4,781,483	5,084,310
22,554,000	Yankee Candle Company, Inc. Series 'B' 9.75% due 02/15/17	22,103,094	23,428,193
Total U.S. Corporate Bonds		26,884,577	28,512,503
International Notes and Bonds — 0.28%
International Corporate Notes and Bonds — 0.22%
Canada 0.03%
17,593,454 USD	Catalyst Paper Corporation 11.00% due 10/30/17 (e)(i)	21,613,126	13,634,927
France 0.16%
15,000,000 EUR	Emin Leydier SA FRN 7.32% due 07/31/16 (b)(e)(f)(j)	21,437,036	19,734,739
12,000,000 EUR	FINEL 9.50% due 06/30/17 (b)(e)(f)	14,495,954	11,840,843
12,050,000 EUR	Wendel SA 4.375% due 08/09/17	12,488,633	16,709,666
10,000,000 EUR	Wendel SA 4.875% due 09/21/15	11,792,715	13,995,219
3,500,000 EUR	Wendel SA 4.875% due 05/26/16	3,254,781	4,924,804
		63,469,119	67,205,271

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Notes and Bonds — 0.22% — (continued)
Norway 0.03%
5,500,000 USD	Den Norske Bank ASA FRN 0.625% due 08/30/13 (b)(j)	$3,974,431	$3,052,500
3,170,000 USD	Den Norske Creditbank FRN 0.563% due 05/31/13 (b)(j)	2,111,394	1,711,800
3,500,000 USD	Den Norske Creditbank FRN 0.607% due 08/30/13 (b)(j)	2,659,615	1,890,000
10,000,000 USD	Nordea Bank Norge ASA FRN 0.711% due 11/21/13 (b)(j)	6,992,567	5,450,000
		15,738,007	12,104,300
Total International Corporate Notes and Bonds		100,820,252	92,944,498
International Government Bond — 0.06%
South Korea 0.06%
25,729,620,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 03/10/17 (k)	24,503,766	25,302,592
Total International Notes and Bonds		125,324,018	118,247,090
Total Notes and Bonds		152,208,595	146,759,593
Commercial Paper — 20.48%
International Commercial Paper — 6.36%
Canada 0.53%
53,227,000 USD	Canadian Natural Resources Limited 0.32% due 05/22/13	53,217,064	53,217,064
32,543,000 USD	Canadian Natural Resources Limited 0.33% due 05/10/13	32,540,315	32,540,315
16,941,000 USD	Potash Corporation of Saskatchewan, Inc. 0.27% due 05/29/13	16,937,443	16,937,443
26,769,000 USD	Suncor Energy, Inc. 0.29% due 06/12/13	26,759,943	26,759,943
55,833,000 USD	Suncor Energy, Inc. 0.29% due 06/13/13	55,813,660	55,813,660
35,905,000 USD	Suncor Energy, Inc. 0.29% due 06/24/13	35,889,382	35,889,382
France 1.35%
39,699,000 USD	GDF Suez SA 0.22% due 07/09/13	39,682,260	39,680,707
72,318,000 USD	Sanofi 0.11% due 06/17/13	72,307,614	72,307,614
34,775,000 USD	Sanofi 0.13% due 06/20/13	34,768,721	34,768,721

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.36% — (continued)
France 1.35% — (continued)
67,959,000 USD	Sanofi 0.13% due 07/15/13	$67,940,595	$67,939,584
85,598,000 USD	Sanofi 0.14% due 06/25/13	85,579,691	85,579,691
50,534,000 USD	Total SA 0.09% due 05/01/13	50,534,000	50,534,000
67,797,000 USD	Total SA 0.12% due 05/02/13	67,796,774	67,796,774
73,591,000 USD	Total SA 0.12% due 05/22/13	73,585,849	73,585,849
70,167,000 USD	Total SA 0.12% due 06/04/13	70,159,048	70,159,048
Germany 0.61%
36,651,000 USD	BASF AG 0.11% due 05/29/13	36,647,864	36,647,864
43,430,000 USD	BASF AG 0.13% due 06/18/13	43,422,472	43,422,472
60,967,000 USD	Siemens Company 0.12% due 06/18/13	60,957,245	60,957,245
33,220,000 USD	Siemens Company 0.12% due 06/19/13	33,214,574	33,214,574
81,514,000 USD	Siemens Company 0.12% due 06/21/13	81,500,143	81,500,143
Italy 0.38%
27,766,000 USD	Eni S.p.A. 0.34% due 05/15/13	27,762,329	27,762,329
20,871,000 USD	Eni S.p.A. 0.38% due 05/21/13	20,866,710	20,866,710
34,393,000 USD	Eni S.p.A. 0.40% due 05/01/13	34,393,000	34,393,000
61,832,000 USD	Eni S.p.A. 0.40% due 05/20/13	61,819,273	61,819,273
14,803,000 USD	Eni S.p.A. 0.42% due 05/09/13	14,801,651	14,801,651
Japan 0.63%
21,175,000 USD	Hitachi Limited 0.31% due 05/23/13	21,170,989	21,170,989
38,105,000 USD	Honda Corporation 0.12% due 06/07/13	38,100,300	38,100,300
106,232,000 USD	Honda Corporation 0.13% due 05/10/13	106,228,547	106,228,547
43,036,000 USD	Honda Corporation 0.14% due 06/07/13	43,029,808	43,029,808

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.36% — (continued)
Japan 0.63% — (continued)
32,108,000 USD	Mitsui & Company Limited 0.18% due 06/25/13	$32,099,170	$32,099,170
20,067,000 USD	Mitsui & Company Limited 0.19% due 07/22/13	20,058,316	20,055,664
Luxembourg 0.09%
35,905,000 USD	Michelin Luxembourg S.C.S. 0.25% due 05/23/13	35,899,515	35,899,515
Switzerland 0.99%
71,233,000 USD	Nestlé SA 0.12% due 05/08/13	71,231,338	71,231,338
68,801,000 USD	Nestlé SA 0.12% due 05/09/13	68,799,165	68,799,165
20,773,000 USD	Nestlé SA 0.12% due 05/15/13	20,772,031	20,772,031
34,393,000 USD	Nestlé SA 0.12% due 06/05/13	34,388,987	34,388,987
74,396,000 USD	Nestlé SA 0.14% due 06/04/13	74,386,163	74,386,163
16,622,000 USD	Nestlé SA 0.14% due 06/11/13	16,619,350	16,619,350
20,555,000 USD	Nestlé SA 0.14% due 06/25/13	20,550,603	20,550,603
9,380,000 USD	Nestlé SA 0.14% due 07/09/13	9,377,483	9,378,116
30,403,000 USD	Nestlé SA 0.15% due 06/03/13	30,398,820	30,398,820
17,737,000 USD	Roche Holdings, Inc. 0.12% due 06/20/13	17,734,044	17,734,044
47,967,000 USD	Roche Holdings, Inc. 0.13% due 06/20/13	47,958,339	47,958,339
United Arab Emirates 0.55%
68,728,000 USD	Xstrata Finance Dubai Limited 0.39% due 05/09/13	68,722,196	68,722,196
33,655,000 USD	Xstrata Finance Dubai Limited 0.39% due 05/17/13	33,649,316	33,649,316
33,655,000 USD	Xstrata Finance Dubai Limited 0.39% due 05/21/13	33,647,895	33,647,895
32,453,000 USD	Xstrata Finance Dubai Limited 0.39% due 05/24/13	32,445,121	32,445,121
62,576,000 USD	Xstrata Finance Dubai Limited 0.41% due 06/10/13	62,548,189	62,548,189

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.36% — (continued)
United Kingdom 1.23%
20,619,000 USD	AstraZeneca PLC 0.09% due 05/09/13	$20,618,588	$20,618,588
35,485,000 USD	AstraZeneca PLC 0.10% due 06/10/13	35,481,057	35,481,057
34,895,000 USD	AstraZeneca PLC 0.10% due 06/14/13	34,890,735	34,890,735
40,136,000 USD	AstraZeneca PLC 0.10% due 07/25/13	40,126,524	40,115,194
27,901,000 USD	AstraZeneca PLC 0.11% due 05/01/13	27,901,000	27,901,000
36,681,000 USD	AstraZeneca PLC 0.11% due 05/13/13	36,679,655	36,679,655
51,601,000 USD	AstraZeneca PLC 0.11% due 05/20/13	51,598,004	51,598,004
33,643,000 USD	AstraZeneca PLC 0.11% due 07/17/13	33,635,085	33,627,548
69,145,000 USD	AstraZeneca PLC 0.12% due 05/03/13	69,144,539	69,144,539
32,735,000 USD	AstraZeneca PLC 0.12% due 05/07/13	32,734,345	32,734,345
25,528,000 USD	AstraZeneca PLC 0.12% due 07/23/13	25,520,937	25,515,134
35,569,000 USD	Reckitt Benckiser 0.13% due 05/14/13	35,567,330	35,567,330
68,826,000 USD	Reckitt Benckiser 0.14% due 05/13/13	68,822,788	68,822,788
Total International Commercial Paper		2,651,433,892	2,651,404,639
U.S. Commercial Paper — 14.12%
$83,590,000	Abbott Laboratories 0.12% due 06/21/13	83,575,790	83,575,790
34,785,000	Abbott Laboratories 0.13% due 05/08/13	34,784,121	34,784,121
21,974,000	Abbott Laboratories 0.13% due 05/21/13	21,972,413	21,972,413
47,821,000	Abbott Laboratories 0.13% due 05/28/13	47,816,338	47,816,338
19,069,000	Abbott Laboratories 0.13% due 06/10/13	19,066,246	19,066,246
70,983,000	Abbott Laboratories 0.13% due 07/16/13	70,963,519	70,970,855
40,226,000	Abbott Laboratories 0.13% due 07/19/13	40,214,525	40,218,848

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.12% — (continued)
$19,180,000	Abbott Laboratories 0.14% due 06/10/13	$19,177,016	$19,177,016
39,919,000	Air Products 0.12% due 05/13/13	39,917,403	39,917,403
13,409,000	Avery Dennison Corporation 0.27% due 05/01/13	13,409,000	13,409,000
9,771,000	Avery Dennison Corporation 0.28% due 05/01/13	9,771,000	9,771,000
18,599,000	Baker Hughes, Inc. 0.13% due 05/07/13	18,598,597	18,598,597
68,728,000	BHP Billiton Finance USA Limited 0.12% due 05/06/13	68,726,855	68,726,855
50,482,000	BHP Billiton Finance USA Limited 0.12% due 05/07/13	50,480,990	50,480,990
33,655,000	BHP Billiton Finance USA Limited 0.12% due 05/08/13	33,654,215	33,654,215
35,485,000	BHP Billiton Finance USA Limited 0.13% due 06/11/13	35,479,746	35,479,746
35,485,000	BHP Billiton Finance USA Limited 0.13% due 06/12/13	35,479,618	35,479,618
69,374,000	BHP Billiton Finance USA Limited 0.13% due 06/13/13	69,363,228	69,363,228
69,975,000	BHP Billiton Finance USA Limited 0.13% due 06/18/13	69,962,871	69,962,871
25,693,000	BHP Billiton Finance USA Limited 0.14% due 05/17/13	25,691,401	25,691,401
51,589,000	BHP Billiton Finance USA Limited 0.14% due 05/21/13	51,584,988	51,584,988
72,108,000	Caterpillar Financial Services Company 0.14% due 07/10/13	72,088,371	72,086,670
34,994,000	Caterpillar Financial Services Company 0.15% due 06/20/13	34,986,710	34,986,710
39,497,000	CBS Corporation 0.30% due 05/20/13	39,490,746	39,490,746
35,465,000	CBS Corporation 0.30% due 05/29/13	35,456,725	35,456,725
31,911,000	Celgene Corporation 0.26% due 05/17/13	31,907,313	31,907,313
57,349,000	Celgene Corporation 0.27% due 06/07/13	57,333,086	57,333,086
24,223,000	Chevron Corporation 0.07% due 06/06/13	24,221,304	24,221,304

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.12% — (continued)
$15,955,000	Chevron Corporation 0.08% due 05/22/13	$15,954,255	$15,954,255
85,403,000	Chevron Corporation 0.10% due 05/15/13	85,399,679	85,399,679
66,187,000	Chevron Corporation 0.11% due 05/03/13	66,186,596	66,186,596
56,579,000	Chevron Corporation 0.12% due 05/07/13	56,577,868	56,577,868
30,403,000	Church & Dwight Company, Inc. 0.33% due 05/02/13	30,402,721	30,402,721
49,706,000	Coca-Cola Company 0.11% due 05/09/13	49,704,785	49,704,785
28,524,000	Coca-Cola Company 0.11% due 05/17/13	28,522,605	28,522,605
36,098,000	Coca-Cola Company 0.11% due 05/23/13	36,095,573	36,095,573
36,159,000	Coca-Cola Company 0.12% due 07/17/13	36,149,719	36,152,734
47,866,000	Coca-Cola Company 0.12% due 07/19/13	47,853,395	47,857,489
11,238,000	Coca-Cola Company 0.13% due 05/17/13	11,237,351	11,237,351
71,103,000	Coca-Cola Company 0.13% due 06/12/13	71,092,216	71,092,216
35,128,000	Coca-Cola Company 0.13% due 06/13/13	35,122,545	35,122,545
35,975,000	Coca-Cola Company 0.14% due 06/19/13	35,968,145	35,968,145
35,975,000	Coca-Cola Company 0.14% due 06/20/13	35,968,005	35,968,005
16,845,000	Coca-Cola Company 0.20% due 05/01/13	16,845,000	16,845,000
69,801,000	Colgate-Palmolive Company 0.07% due 05/01/13	69,801,000	69,801,000
9,434,000	Con Edison, Inc. 0.23% due 05/01/13	9,434,000	9,434,000
20,938,000	ConocoPhillips 0.14% due 06/11/13	20,934,662	20,934,662
11,750,000	Deere & Company 0.10% due 05/23/13	11,749,282	11,749,282
32,874,000	Deere & Company 0.11% due 05/02/13	32,873,900	32,873,900
22,085,000	Deere & Company 0.11% due 05/23/13	22,083,515	22,083,515

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.12% — (continued)
$41,177,000	Deere & Company 0.12% due 05/03/13	$41,176,725	$41,176,725
17,849,000	Deere & Company 0.12% due 05/08/13	17,848,584	17,848,584
34,364,000	Devon Energy Corporation 0.23% due 05/10/13	34,362,024	34,362,024
34,687,000	Devon Energy Corporation 0.23% due 05/21/13	34,682,568	34,682,568
40,421,000	Devon Energy Corporation 0.27% due 05/01/13	40,421,000	40,421,000
35,128,000	Devon Energy Corporation 0.28% due 05/17/13	35,123,629	35,123,629
33,655,000	Devon Energy Corporation 0.28% due 06/05/13	33,645,838	33,645,838
35,584,000	Devon Energy Corporation 0.29% due 06/12/13	35,571,961	35,571,961
31,911,000	Devon Energy Corporation 0.31% due 07/10/13	31,891,765	31,887,734
63,873,000	Dominion Resources 0.30% due 05/22/13	63,861,822	63,861,822
31,763,000	Dominion Resources 0.30% due 06/19/13	31,750,030	31,750,030
35,907,000	Duke Energy Corporation 0.33% due 06/03/13	35,896,138	35,896,138
37,199,000	Emerson Electric Company 0.11% due 05/23/13	37,196,499	37,196,499
32,569,000	Emerson Electric Company 0.11% due 05/28/13	32,566,313	32,566,313
20,680,000	Emerson Electric Company 0.11% due 06/13/13	20,677,283	20,677,283
46,677,000	Google, Inc. 0.06% due 06/25/13	46,672,721	46,672,721
48,854,000	Google, Inc. 0.10% due 07/16/13	48,843,687	48,840,414
32,378,000	Google, Inc. 0.11% due 05/30/13	32,375,131	32,375,131
37,036,000	Google, Inc. 0.12% due 06/04/13	37,031,803	37,031,803
9,617,000	Google, Inc. 0.15% due 05/02/13	9,616,960	9,616,960
32,652,000	Google, Inc. 0.18% due 05/02/13	32,651,837	32,651,837
38,139,000	Honeywell International, Inc. 0.12% due 05/13/13	38,137,474	38,137,474

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.12% — (continued)
$37,199,000	Honeywell International, Inc. 0.12% due 05/14/13	$37,197,388	$37,197,388
54,282,000	Honeywell International, Inc. 0.13% due 06/21/13	54,272,003	54,272,003
57,825,000	Honeywell International, Inc. 0.15% due 06/24/13	57,811,989	57,811,989
66,923,000	Johnson & Johnson 0.05% due 05/22/13	66,921,048	66,921,048
47,948,000	Johnson & Johnson 0.06% due 05/06/13	47,947,600	47,947,600
63,930,000	Johnson & Johnson 0.06% due 05/07/13	63,929,361	63,929,361
67,745,000	Johnson & Johnson 0.06% due 05/08/13	67,744,210	67,744,210
57,208,000	Johnson & Johnson 0.08% due 06/06/13	57,203,423	57,203,423
57,208,000	Johnson & Johnson 0.08% due 06/07/13	57,203,296	57,203,296
30,580,000	Kimberly Clark 0.10% due 05/06/13	30,579,575	30,579,575
19,527,000	Kimberly Clark 0.10% due 05/13/13	19,526,349	19,526,349
36,188,000	Kimberly Clark 0.11% due 06/03/13	36,184,351	36,184,351
40,775,000	Merck & Company, Inc. 0.08% due 05/14/13	40,773,822	40,773,822
40,775,000	Merck & Company, Inc. 0.08% due 05/17/13	40,773,550	40,773,550
52,481,000	Merck & Company, Inc. 0.11% due 06/17/13	52,473,463	52,473,463
52,481,000	Merck & Company, Inc. 0.11% due 06/19/13	52,473,142	52,473,142
61,007,000	Merck & Company, Inc. 0.12% due 05/14/13	61,004,356	61,004,356
71,233,000	Merck & Company, Inc. 0.12% due 05/16/13	71,229,438	71,229,438
33,536,000	MetLife 0.13% due 06/03/13	33,532,004	33,532,004
39,497,000	MetLife 0.14% due 06/06/13	39,491,470	39,491,470
36,631,000	MetLife 0.14% due 06/12/13	36,625,017	36,625,017
87,594,000	MetLife 0.15% due 05/15/13	87,588,890	87,588,890

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.12% — (continued)
$65,405,000	MetLife 0.15% due 05/16/13	$65,400,912	$65,400,912
19,836,000	NetJets, Inc. 0.08% due 05/02/13	19,835,956	19,835,956
34,558,000	Parker-Hannifin Corporation 0.10% due 05/24/13	34,555,792	34,555,792
34,393,000	Parker-Hannifin Corporation 0.12% due 05/16/13	34,391,280	34,391,280
38,105,000	Parker-Hannifin Corporation 0.12% due 05/21/13	38,102,460	38,102,460
27,598,000	Parker-Hannifin Corporation 0.13% due 05/01/13	27,598,000	27,598,000
31,911,000	PepsiCo, Inc. 0.05% due 05/14/13	31,910,424	31,910,424
51,838,000	PepsiCo, Inc. 0.05% due 06/12/13	51,834,976	51,834,976
51,838,000	PepsiCo, Inc. 0.05% due 06/14/13	51,834,832	51,834,832
15,105,000	PepsiCo, Inc. 0.05% due 06/19/13	15,103,972	15,103,972
36,159,000	PepsiCo, Inc. 0.06% due 05/16/13	36,158,096	36,158,096
38,105,000	PepsiCo, Inc. 0.06% due 06/07/13	38,102,650	38,102,650
38,105,000	Philip Morris International, Inc. 0.07% due 05/23/13	38,103,370	38,103,370
32,116,000	Philip Morris International, Inc. 0.07% due 06/06/13	32,113,752	32,113,752
35,584,000	Philip Morris International, Inc. 0.08% due 06/13/13	35,580,600	35,580,600
57,314,000	Philip Morris International, Inc. 0.08% due 06/14/13	57,308,396	57,308,396
27,935,000	Philip Morris International, Inc. 0.09% due 06/17/13	27,931,718	27,931,718
80,272,000	Philip Morris International, Inc. 0.09% due 07/22/13	80,255,544	80,226,654
40,136,000	Philip Morris International, Inc. 0.09% due 07/25/13	40,127,471	40,112,316
35,975,000	Philip Morris International, Inc. 0.12% due 06/05/13	35,970,803	35,970,803
37,199,000	Philip Morris International, Inc. 0.15% due 05/13/13	37,197,140	37,197,140
26,055,000	Precision Castparts Corporation 0.15% due 05/01/13	26,055,000	26,055,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.12% — (continued)
$34,785,000	Proctor & Gamble Company 0.10% due 05/02/13	$34,784,903	$34,784,903
58,411,000	Proctor & Gamble Company 0.11% due 05/06/13	58,410,108	58,410,108
77,300,000	Proctor & Gamble Company 0.13% due 05/20/13	77,294,696	77,294,696
52,938,000	Schlumberger Investments SA 0.17% due 07/24/13	52,917,001	52,907,127
35,292,000	Syngenta Wilmington, Inc. 0.16% due 07/22/13	35,279,138	35,272,064
31,911,000	United Healthcare Company 0.30% due 06/17/13	31,898,502	31,898,502
64,659,000	United Healthcare Company 0.31% due 06/05/13	64,639,512	64,639,512
69,374,000	United Parcel Service, Inc. 0.07% due 06/14/13	69,368,065	69,368,065
9,280,000	Verizon Communications, Inc. 0.24% due 05/06/13	9,279,691	9,279,691
28,927,000	Verizon Communications, Inc. 0.26% due 05/16/13	28,923,866	28,923,866
17,206,000	Verizon Communications, Inc. 0.27% due 05/06/13	17,205,355	17,205,355
47,396,000	Viacom, Inc. 0.27% due 05/03/13	47,395,289	47,395,289
13,727,000	Wal-Mart Stores, Inc. 0.08% due 05/20/13	13,726,420	13,726,420
17,213,000	Wal-Mart Stores, Inc. 0.08% due 05/21/13	17,212,235	17,212,235
34,895,000	Wal-Mart Stores, Inc. 0.10% due 06/11/13	34,891,026	34,891,026
91,210,000	Wal-Mart Stores, Inc. 0.13% due 06/10/13	91,196,825	91,196,825
99,280,000	Wal-Mart Stores, Inc. 0.13% due 06/11/13	99,265,301	99,265,301
38,105,000	Walt Disney Company 0.08% due 05/24/13	38,103,052	38,103,052
35,084,000	Walt Disney Company 0.10% due 06/03/13	35,080,784	35,080,784
35,084,000	Walt Disney Company 0.11% due 06/18/13	35,078,854	35,078,854
35,084,000	Walt Disney Company 0.12% due 06/19/13	35,078,270	35,078,270
37,891,000	Walt Disney Company 0.12% due 06/20/13	37,884,685	37,884,685

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.12% — (continued)
$34,988,000	Walt Disney Company 0.12% due 07/11/13	$34,979,720	$34,977,504
36,640,000	WellPoint, Inc. 0.22% due 05/10/13	36,637,985	36,637,985
39,142,000	WellPoint, Inc. 0.22% due 06/06/13	39,133,389	39,133,389
33,093,000	WellPoint, Inc. 0.23% due 06/03/13	33,086,023	33,086,023
35,504,000	WellPoint, Inc. 0.24% due 05/13/13	35,501,160	35,501,160
16,058,000	WellPoint, Inc. 0.26% due 06/14/13	16,052,897	16,052,897
Total U.S. Commercial Paper		5,881,396,385	5,881,342,939
Total Commercial Paper		8,532,830,277	8,532,747,578
Total Investments — 99.63%		$33,668,527,836	41,521,202,434
Other Assets in Excess of Liabilities — 0.37%			154,148,935
Net Assets — 100.00%			$41,675,351,369
  (a)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (b)  Security is deemed illiquid. At April 30, 2013, the value of these securities amounted to $86,463,326 or 0.21% of net assets.

  (c)  Non-income producing security/commodity.

  (d)  Represents variable voting shares.

  (e)  Represents securities that are subject to legal or contractual restrictions on resale. At April 30, 2013, the value of these securities amounted to $52,910,968 or 0.13% of net assets.

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $42,856,980 or 0.10% of net assets.

  (g)  Represents non-voting class of shares.

  (h)  Held through Financiere Rouge, LLC, a wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (i)  Payment-in-kind security.

  (j)  Floating rate security. Rate shown is the rate in effect at April 30, 2013.

  (k)  Inflation protected security.

At April 30, 2013, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,353,308,870
Gross unrealized depreciation	(1,500,634,272)
Net unrealized appreciation	$7,852,674,598

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

KRW  — South Korean Won

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Catalyst Paper Corporation	09/17/12	$17,346	$2.00
Catalyst Paper Corporation 11.00% due 10/30/17	09/17/12	21,613,126	0.78
Emin Leydier SA FRN 7.32% due 07/31/16	07/30/09	21,437,036	1.32
FINEL 9.50% due 06/30/17	06/22/05	14,495,954	0.99
FINEL	07/30/09	—	0.47

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2013	UNREALIZED APPRECIATION AT APRIL 30, 2013	UNREALIZED DEPRECIATION AT APRIL 30, 2013
06/19/13	129,831,000	Euro	$168,852,602	$171,033,446	$—	$(2,180,844)
07/17/13	180,410,000	Euro	235,833,756	237,710,375	—	(1,876,619)
08/21/13	356,024,000	Euro	469,556,997	469,123,058	433,939	—
09/18/13	146,801,000	Euro	191,964,328	193,521,784	—	(1,557,456)
10/16/13	101,538,000	Euro	133,402,147	133,883,724	—	(481,577)
06/19/13	41,843,556,000	Japanese Yen	503,820,172	429,334,399	74,485,773	—
07/17/13	48,313,402,000	Japanese Yen	550,959,944	495,803,084	55,156,860	—
08/21/13	92,902,207,000	Japanese Yen	1,055,973,974	953,405,487	102,568,487	—
09/18/13	47,348,905,000	Japanese Yen	494,479,714	486,129,281	8,350,433	—
10/16/13	16,596,569,000	Japanese Yen	167,056,569	170,432,658	—	(3,376,089)
			$3,971,900,203	$3,740,377,296	$240,995,492	$(9,472,585)

Foreign Currency Exchange Contracts — Purchases

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT APRIL 30, 2013	UNREALIZED APPRECIATION AT APRIL 30, 2013	UNREALIZED DEPRECIATION AT APRIL 30, 2013
07/17/13	26,795,455,000	Japanese Yen	$294,875,180	$274,981,034	$—	$(19,894,146)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2012	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2013	MARKET VALUE APRIL 30, 2013	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Alliant Techsystems, Inc.	3,638,247	—	—	3,638,247	$270,540,047	$—	$1,891,888
Berkeley Group Holdings PLC	9,342,277	—	1,592,379	7,749,898	250,990,420	25,356,162	1,758,548
Catalyst Paper Corporation	1,008,427	—	—	1,008,427	2,016,854	—	—
Chofu Seisakusho Company Limited	3,526,280	—	—	3,526,280	81,574,478	—	573,291
Cincinnati Financial Corporation*	8,511,151	—	1,581,136	6,930,015	338,947,034	26,677,004	6,119,180
Cintas Corporation	13,051,511	—	—	13,051,511	585,621,298	—	8,352,967
City e-Solutions Limited	20,738,780	—	—	20,738,780	2,004,276	—	—
Deltic Timber Corporation	1,249,382	—	437,902	811,480	50,701,270	7,983,912	173,854
FINEL	12,000,000	—	—	12,000,000	5,683,605	—	—
Hirose Electric Company Limited	2,318,500	—	11,400	2,307,100	331,055,194	215,532	1,596,680
IDACorp, Inc.	3,760,485	—	—	3,760,485	185,053,467	—	2,857,969
Mills Music Trust	33,892	—	—	33,892	1,106,235	—	16,959
MISUMI Group, Inc.	12,811,860	—	4,004,300	8,807,560	268,203,359	32,778,569	945,402
Namyang Dairy Products Company Limited	39,989	—	—	39,989	42,301,993	—	29,092
Neopost SA	2,044,437	—	—	2,044,437	134,340,164	—	4,157,563
NSC Groupe	69,500	—	—	69,500	5,577,695	—	—
Robertet SA	157,260	—	—	157,260	29,377,589	—	—
Sabeton SA	385,000	—	—	385,000	6,524,042	—	—
San Juan Basin Royalty Trust	3,908,035	—	—	3,908,035	60,379,141	—	395,153
Scotts Miracle-Gro Company	4,172,577	—	—	4,172,577	189,226,367	—	2,712,175

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

Affiliated Securities — (continued)

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2012	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2013	MARKET VALUE APRIL 30, 2013	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Shimano, Inc.	6,969,690	—	1,944,400	5,025,290	$436,265,119	$71,530,050	$2,814,037
Société Télévision Francaise 1	11,803,362	—	—	11,803,362	124,745,135	—	7,183,427
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	75,808,323	—	506,487
Total					$3,478,043,105	$164,541,229	$42,084,672

  *  Represents an unaffiliated issuer as of April 30, 2013, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	2.81%
Consumer Staples	3.07
Energy	2.14
Financials	8.52
Health Care	1.00
Industrials	4.63
Information Technology	7.59
Materials	1.63
Utilities	1.96
Total U.S. Common Stocks	33.35
International Common Stocks
Consumer Discretionary	4.80
Consumer Staples	3.81
Energy	3.06
Financials	6.05
Health Care	3.28
Industrials	6.28
Information Technology	3.70
Materials	8.28
Telecommunication Services	1.41
Utilities	0.42
Total International Common Stocks	41.09

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Preferred Stock
Consumer Discretionary	0.28%
Total International Preferred Stock	0.28
Warrant	0.19
Commodity	3.89
U.S. Corporate Bonds
Consumer Discretionary	0.07
Total U.S. Corporate Bonds	0.07
International Notes and Bonds
Financials	0.14
Government Issues	0.06
Materials	0.08
Total International Notes and Bonds	0.28
Commercial Paper
International Commercial Paper	6.36
U.S. Commercial Paper	14.12
Total Commercial Paper	20.48
Total Investments	99.63%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Fund Overview | Data as of April 30, 2013 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	13.28%	5.13%	12.69%
with sales load	7.60	4.06	12.11
MSCI EAFE Index	19.39	-0.93	9.23
Consumer Price Index	1.06	1.60	2.38

Asset Allocation*

Countries**
Japan	25.56%
France	8.87
Canada	5.72
United States	4.57
Germany	4.49
Switzerland	3.37
Mexico	2.99
United Kingdom	2.78
South Korea	2.57
Singapore	2.27
Thailand	1.73
Austria	1.28
Hong Kong	1.10
Sweden	1.00
Australia	0.98
Netherlands	0.82
Ireland	0.77
Greece	0.69
Spain	0.68
South Africa	0.67
Bermuda	0.59
Norway	0.56
Malaysia	0.52
Italy	0.42
Belgium	0.38
Taiwan	0.37
Israel	0.33
Turkey	0.29

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	4.37%
SMC Corporation (Japanese automated control devices manufacturer)	1.78
Keyence Corporation (Japanese sensors manufacturer)	1.78
Secom Company Limited (Japanese security services provider)	1.74
MS&AD Insurance Group Holdings (Japanese life insurance company)	1.55
Shimano, Inc. (Japanese bicycle parts manufacturer)	1.54
HeidelbergCement AG (German cement company)	1.53
Total SA (French energy company)	1.53
Fanuc Corporation (Japanese industrial manufacturing company)	1.52
Grupo Televisa S.A.B., ADR (Mexican media company)	1.52
Total	18.86%

  *  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

First Eagle Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 70.08%
International Common Stocks — 69.91%
Australia 0.97%
7,417,268	Newcrest Mining Limited	$198,700,259	$129,197,800
Austria 1.27%
2,047,932	OMV AG	83,876,284	96,121,300
5,915,786	Wienerberger AG (a)	88,605,267	72,771,980
		172,481,551	168,893,280
Belgium 0.38%
585,351	Groupe Bruxelles Lambert SA	43,921,938	45,282,856
57,420	Sofina SA	4,474,251	5,458,096
		48,396,189	50,740,952
Bermuda 0.58%
1,192,400	Jardine Matheson Holdings Limited	38,970,319	77,422,532
Canada 5.54%
4,963,700	Canadian Natural Resources Limited	143,057,438	145,599,896
4,798,623	Goldcorp, Inc.	146,451,707	141,943,268
3,354,274	Potash Corporation of Saskatchewan, Inc.	132,295,030	141,214,935
3,232,111	Agnico-Eagle Mines Limited	115,573,420	104,336,162
3,163,494	Cenovus Energy, Inc.	76,334,881	94,715,010
8,606,885	Penn West Petroleum Limited	134,619,835	79,441,549
1,100,050	EnCana Corporation	14,298,775	20,295,923
1,585,980	Kinross Gold Corporation	8,427,783	8,627,731
1,266,835	Catalyst Paper Corporation (a)(b)(c)(d)	27,586,952	2,533,670
447,064	Postmedia Network Canada Corporation (b)(c)(e)	1,993,344	865,371
		800,639,165	739,573,515
France 8.61%
4,052,350	Total SA	211,131,291	204,035,405
1,660,633	Sanofi	135,351,026	181,819,935
5,176,813	Bouygues SA	189,847,951	144,322,339
1,472,625	Sodexo	40,712,418	122,854,211
4,130,173	Carrefour SA	132,598,775	122,261,828
5,931,165	Société Télévision Francaise 1	93,465,134	62,684,173
505,501	Wendel SA	10,862,584	54,708,001
827,900	Neopost SA	44,073,366	54,401,393
558,938	Laurent-Perrier (a)	19,851,603	45,225,031
235,837	Robertet SA (a)(b)	20,591,064	44,056,483

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 69.91% — (continued)
France 8.61% — (continued)
51,500	Robertet SA CI (b)(c)(f)(g)	$2,151,628	$6,823,023
896,416	Legris Industries SA (a)(c)(d)(f)	23,119,325	25,615,896
514,850	Legrand SA	16,026,208	23,968,455
442,830	Société Foncière Financière et de Participations	29,139,582	17,909,399
364,373	Gaumont SA	21,698,753	17,785,260
146,562	BioMerieux	11,367,766	13,919,978
11,593,581	FINEL (a)(b)(c)(d)(f)(h)	9,166,547	5,491,111
100,000	Sabeton SA (b)	1,463,142	1,694,556
		1,012,618,163	1,149,576,477
Germany 3.79%
2,840,411	HeidelbergCement AG	152,136,558	204,300,949
6,446,343	Deutsche Wohnen AG	67,848,829	113,562,282
1,913,346	Daimler AG	90,981,705	105,764,033
2,970,617	Hamburger Hafen und Logistik AG	87,244,824	63,861,459
296,503	Fraport AG	8,930,449	17,702,463
		407,142,365	505,191,186
Greece 0.69%
9,744,762	Jumbo SA (a)	53,227,661	91,667,925
Hong Kong 1.09%
7,806,340	Guoco Group Limited	57,283,838	93,197,869
8,166,100	Hopewell Holdings Limited	11,153,124	31,462,917
4,626,000	Great Eagle Holdings Limited	14,415,545	19,552,062
10,851,720	City e-Solutions Limited (b)(c)	323,358	1,048,752
		83,175,865	145,261,600
Ireland 0.76%
4,723,559	CRH PLC	81,822,477	101,398,723
Israel 0.32%
3,627,690	Israel Chemicals Limited	37,500,950	43,138,129
Italy 0.42%
7,315,306	Italcementi S.p.A. RSP	87,341,485	22,521,042
1,197,736	Italmobiliare S.p.A. RSP (b)	50,324,930	15,718,610
168,142	Italmobiliare S.p.A. (b)	19,250,153	3,426,634
1,385,400	Recordati S.p.A.	9,200,042	14,271,745
		166,116,610	55,938,031

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 69.91% — (continued)
Japan 25.33%
1,190,890	SMC Corporation	$153,234,830	$238,141,382
749,000	Keyence Corporation	138,023,596	237,217,240
4,170,700	Secom Company Limited	178,984,614	232,548,639
7,730,800	MS&AD Insurance Group Holdings	179,151,117	206,730,459
2,371,770	Shimano, Inc.	32,354,996	205,902,648
1,346,040	Fanuc Corporation	125,798,034	202,806,211
4,138,000	KDDI Corporation	131,538,320	198,491,672
7,316,700	NKSJ Holdings, Inc.	201,780,857	185,082,925
3,060,940	Astellas Pharma, Inc.	124,295,455	177,886,843
1,048,100	Hirose Electric Company Limited	115,447,378	150,396,146
7,118,930	Hoya Corporation	151,068,607	142,137,812
4,120,850	Mitsubishi Estate Company Limited	60,815,472	133,680,011
4,092,170	MISUMI Group, Inc.	70,195,915	124,612,690
3,488,760	Nomura Research Institute Limited	67,843,048	104,950,654
2,146,230	Nissin Foods Holdings Company Limited	76,085,758	96,131,042
1,433,000	Ono Pharmaceutical Company Limited	51,882,188	94,294,675
6,736,430	Kansai Paint Company Limited	52,830,721	86,237,904
2,485,480	Daiichikosho Company Limited	27,081,143	73,852,370
6,577,300	Japan Wool Textile Company Limited (a)	49,871,284	56,695,632
2,485,660	Nitto Kohki Company Limited (a)	42,682,905	47,285,245
3,206,911	T. Hasegawa Company Limited (a)	43,073,853	47,233,445
2,023,800	Chofu Seisakusho Company Limited (a)	33,120,144	46,817,164
544,180	Shin-Etsu Chemical Company Limited	25,384,114	36,589,154
21,981	NTT DoCoMo, Inc.	33,331,355	36,272,649
2,011,124	Nagaileben Company Limited (a)	19,934,850	34,362,156
1,286,140	As One Corporation (a)	26,246,127	30,345,865
2,158,100	Seikagaku Corporation	17,326,940	29,419,085
508,106	SK Kaken Company Limited	9,470,131	26,039,358
1,549,790	OSG Corporation	17,248,953	23,525,229
2,068,330	Maezawa Kasei Industries Company Limited (a)	31,939,631	22,768,272
2,535,900	Yomeishu Seizo Company Limited (a)	22,847,623	22,457,004
493,250	Mandom Corporation	6,249,764	18,023,228

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 69.91% — (continued)
Japan 25.33% — (continued)
199,150	Kobayashi Pharmaceutical Company Limited	$9,171,366	$10,859,201
120,200	Shingakukai Company Limited	673,484	421,344
		2,326,984,573	3,380,215,354
Malaysia 0.52%
55,981,850	Genting Malaysia Berhad	48,153,235	69,183,815
Mexico 2.97%
7,987,622	Grupo Televisa S.A.B., ADR	158,160,868	202,246,589
5,543,609	Fresnillo PLC	96,576,524	99,197,373
2,246,692	Industrias Peñoles S.A.B. de C.V.	1,833,690	94,516,104
		256,571,082	395,960,066
Netherlands 0.81%
539,055	HAL Trust	18,095,972	69,502,316
5,026,304	TNT Express NV	53,447,821	38,579,385
		71,543,793	108,081,701
Norway 0.55%
8,230,541	Orkla ASA	58,334,500	73,986,556
Singapore 2.25%
23,192,830	Haw Par Corporation Limited (a)	76,875,317	145,989,910
70,167,015	ComfortDelGro Corporation Limited	68,385,814	112,979,822
16,373,450	Singapore Airport Terminal Services Limited	18,528,182	41,836,768
		163,789,313	300,806,500
South Africa 0.67%
8,597,734	Gold Fields Limited, ADR	90,123,142	64,139,096
3,275,059	Harmony Gold Mining Company Limited, ADR	30,822,097	16,801,053
1,646,604	Sibanye Gold Limited, ADR (b)	11,065,865	6,339,425
103,790	AngloGold Ashanti Limited, ADR	1,861,297	2,023,905
		133,872,401	89,303,479
South Korea 2.26%
1,906,638	KT&G Corporation	110,380,112	137,289,016
35,325	Lotte Confectionery Company Limited	12,445,892	61,585,399
186,884	Nong Shim Company Limited	43,886,371	56,932,336
22,950	Namyang Dairy Products Company Limited	4,912,653	24,277,445
872,463	Fursys, Inc. (a)	10,110,166	21,152,059
		181,735,194	301,236,255

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 69.91% — (continued)
Spain 0.67%
1,688,700	Red Electrica Corporation SA	$84,248,760	$89,735,953
Sweden 0.99%
3,013,030	Investor AB, Class 'A'	59,333,861	87,078,300
1,515,198	Investor AB, Class 'B'	29,407,014	44,631,312
		88,740,875	131,709,612
Switzerland 3.34%
2,610,500	Nestlé SA	79,226,014	186,223,894
2,413,791	Pargesa Holding SA	129,478,662	168,042,175
193,016	Rieter Holding AG	26,177,079	32,183,158
639	Lindt & Spruengli AG	4,092,177	28,404,195
137,452	Kuehne & Nagel International AG	1,733,811	15,712,175
225,026	Autoneum Holding AG (b)	12,062,900	15,448,175
		252,770,643	446,013,772
Taiwan 0.37%
20,184,980	Taiwan Secom Company Limited	32,105,415	48,971,421
Thailand 1.71%
234,402,685	Thai Beverage PCL	39,626,292	115,033,764
14,068,859	Bangkok Bank PCL, NVDR	47,289,992	108,332,611
250,000	OHTL PCL (c)	1,152,072	5,110,733
		88,068,356	228,477,108
Turkey 0.29%
3,205,889	Yazicilar Holding AS	21,541,251	38,247,261
United Kingdom 2.76%
26,216,814	WM Morrison Supermarkets PLC	116,650,657	118,950,581
3,378,628	Berkeley Group Holdings PLC	41,275,902	109,421,215
3,995,640	GlaxoSmithKline PLC	76,140,895	103,057,673
1,505,388	Anglo American PLC	39,361,076	36,594,675
		273,428,530	368,024,144
Total International Common Stocks		7,182,679,495	9,327,953,147
U.S. Common Stock — 0.17%
Materials 0.17%
691,883	Newmont Mining Corporation	17,601,872	22,417,009
Total Common Stocks		7,200,281,367	9,350,370,156

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Preferred Stocks — 0.87%
Germany 0.58%
1,160,182	Hornbach Holding AG	$39,421,559	$77,693,382
South Korea 0.29%
38,590	Samsung Electronics Company Limited	4,573,363	30,520,195
27,183	Namyang Dairy Products Company Limited	387,444	7,700,986
		4,960,807	38,221,181
Total International Preferred Stocks		44,382,366	115,914,563
Right — 0.00%
55,324	Pfleiderer Atlantik Raco RI Rights (b)(c)(f)	7,625	0
OUNCES
Commodity — 4.37%
394,744	Gold bullion (b)	199,148,724	582,622,734
PRINCIPAL
Term Loans — 0.08%
Germany 0.08%
1,880,723 EUR	Atlantik Senior Debt 79.5M 6.00% due 05/30/17 (c)(d)(f)(i)	2,553,647	618,593
132,149 EUR	Atlantik Senior Debt due 05/30/17 (b)(c)(d)(f)	0	43,466
371,719 EUR	Atlantik Senior Debt Term Facility 1A 6.00% due 05/30/17 (c)(d)(f)(i)	504,720	122,263
364,387 EUR	Atlantik Senior Debt Term Facility 2A 6.00% due 05/30/17 (c)(d)(f)(i)	494,765	119,852
346,348 EUR	Atlantik Senior Debt Term Facility 3A 6.00% due 05/30/17 (c)(d)(f)(i)	470,272	113,918
219,842 EUR	Atlantik Senior Debt Term Facility 4A 6.00% due 05/30/17 (c)(d)(f)(i)	298,502	72,309
2,605,530 EUR	Atlantik Subordinated Debt due 05/30/17 (b)(c)(d)(f)	0	0
4,000,000 EUR	Atlantik Subordinated Debt 79.5M 15.00% due 05/30/17 (c)(d)(f)(i)	5,431,204	0
790,586 EUR	Atlantik Subordinated Debt Term Facility 1A 15.00% due 05/30/17 (c)(d)(f)(i)	1,073,458	0

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Term Loans — 0.08% — (continued)
Germany 0.08% — (continued)
774,993 EUR	Atlantik Subordinated Debt Term Facility 2A 15.00% due 05/30/17 (c)(d)(f)(i)	$1,052,286	$0
739,302 EUR	Atlantik Subordinated Debt Term Facility 3A 15.00% due 05/30/17 (c)(d)(f)(i)	1,003,825	0
469,266 EUR	Atlantik Subordinated Debt Term Facility 4A 15.00% due 05/30/17 (c)(d)(f)(i)	637,170	0
4,119,277 EUR	Pfleiderer AG 79.5M 4.19% due 05/30/17 (c)(d)(f)(i)(j)	5,593,158	5,419,524
264,297 EUR	Pfleiderer AG Debt due 05/30/17 (b)(c)(d)(f)	0	347,722
814,161 EUR	Pfleiderer AG Term Facility 1A 4.19% due 05/30/17 (c)(d)(f)(i)(j)	1,105,469	1,071,150
798,102 EUR	Pfleiderer AG Term Facility 2A 4.19% due 05/30/17 (c)(d)(f)(i)(j)	1,083,664	1,050,022
761,348 EUR	Pfleiderer AG Term Facility 3A 4.19% due 05/30/17 (c)(d)(f)(i)(j)	1,033,759	1,001,667
483,259 EUR	Pfleiderer AG Term Facility 4A 4.19% due 05/30/17 (c)(d)(f)(i)(j)	656,169	635,799
621,387 EUR	Pfleiderer AG Term Loan B 6.12% due 05/02/18 (c)	890,684	743,949
Total Term Loans		23,882,752	11,360,234
International Corporate Bonds — 0.30%
Canada 0.12%
21,221,754 USD	Catalyst Paper Corporation 11.00% due 10/30/17 (d)(i)	26,384,136	16,446,859
France 0.18%
10,000,000 EUR	Emin Leydier SA FRN 7.32% due 07/31/16 (c)(d)(f)(j)	14,285,831	13,156,493
8,000,000 EUR	FINEL 9.50% due 06/30/17 (b)(c)(d)(f)	9,659,548	7,893,895
1,950,000 EUR	Wendel SA 4.875% due 09/21/15	1,954,833	2,729,068
		25,900,212	23,779,456
Total International Corporate Bonds		52,284,348	40,226,315

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 23.42%
International Commercial Paper — 7.05%
Canada 0.58%
17,729,000 USD	Canadian Natural Resources Limited 0.32% due 05/22/13	$17,725,691	$17,725,691
11,716,000 USD	Canadian Natural Resources Limited 0.33% due 05/10/13	11,715,033	11,715,033
6,123,000 USD	Potash Corporation of Saskatchewan, Inc. 0.27% due 05/29/13	6,121,714	6,121,714
9,768,000 USD	Suncor Energy, Inc. 0.29% due 06/12/13	9,764,695	9,764,695
21,169,000 USD	Suncor Energy, Inc. 0.29% due 06/13/13	21,161,667	21,161,667
11,539,000 USD	Suncor Energy, Inc. 0.29% due 06/24/13	11,533,981	11,533,981
France 1.48%
14,404,000 USD	GDF Suez SA 0.22% due 07/09/13	14,397,926	14,397,363
26,035,000 USD	Sanofi 0.11% due 06/17/13	26,031,261	26,031,261
11,583,000 USD	Sanofi 0.13% due 06/20/13	11,580,909	11,580,909
23,851,000 USD	Sanofi 0.13% due 07/15/13	23,844,541	23,844,186
30,177,000 USD	Sanofi 0.14% due 06/25/13	30,170,545	30,170,545
12,633,000 USD	Total SA 0.09% due 05/01/13	12,633,000	12,633,000
32,229,000 USD	Total SA 0.12% due 05/02/13	32,228,892	32,228,892
22,903,000 USD	Total SA 0.12% due 05/22/13	22,901,397	22,901,397
24,312,000 USD	Total SA 0.12% due 06/04/13	24,309,245	24,309,245
Germany 0.68%
11,580,000 USD	BASF AG 0.11% due 05/29/13	11,579,009	11,579,009
16,305,000 USD	BASF AG 0.13% due 06/18/13	16,302,174	16,302,174
17,463,000 USD	Siemens Company 0.12% due 06/18/13	17,460,206	17,460,206
12,596,000 USD	Siemens Company 0.12% due 06/19/13	12,593,943	12,593,943
32,854,000 USD	Siemens Company 0.12% due 06/21/13	32,848,415	32,848,415

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 7.05% — (continued)
Italy 0.40%
7,384,000 USD	Eni S.p.A. 0.34% due 05/15/13	$7,383,024	$7,383,024
4,387,000 USD	Eni S.p.A. 0.38% due 05/21/13	4,386,098	4,386,098
13,780,000 USD	Eni S.p.A. 0.40% due 05/01/13	13,780,000	13,780,000
22,260,000 USD	Eni S.p.A. 0.40% due 05/20/13	22,255,418	22,255,418
5,397,000 USD	Eni S.p.A. 0.42% due 05/09/13	5,396,508	5,396,508
Japan 0.61%
7,654,000 USD	Hitachi Limited 0.31% due 05/23/13	7,652,550	7,652,550
10,914,000 USD	Honda Corporation 0.12% due 06/07/13	10,912,654	10,912,654
34,912,000 USD	Honda Corporation 0.13% due 05/10/13	34,910,865	34,910,865
16,585,000 USD	Honda Corporation 0.14% due 06/07/13	16,582,613	16,582,613
6,750,000 USD	Mitsui & Company Limited 0.18% due 06/25/13	6,748,144	6,748,144
4,219,000 USD	Mitsui & Company Limited 0.19% due 07/22/13	4,217,175	4,216,617
Luxembourg 0.09%
11,539,000 USD	Michelin Luxembourg S.C.S. 0.25% due 05/23/13	11,537,237	11,537,237
Switzerland 1.12%
22,990,000 USD	Nestlé SA 0.12% due 05/08/13	22,989,464	22,989,464
25,101,000 USD	Nestlé SA 0.12% due 05/09/13	25,100,331	25,100,331
8,323,000 USD	Nestlé SA 0.12% due 05/15/13	8,322,612	8,322,612
13,780,000 USD	Nestlé SA 0.12% due 06/05/13	13,778,392	13,778,392
21,653,000 USD	Nestlé SA 0.14% due 06/04/13	21,650,137	21,650,137
7,684,000 USD	Nestlé SA 0.14% due 06/11/13	7,682,775	7,682,775
9,929,000 USD	Nestlé SA 0.14% due 06/25/13	9,926,876	9,926,876
3,159,000 USD	Nestlé SA 0.14% due 07/09/13	3,158,152	3,158,365

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 7.05% — (continued)
Switzerland 1.12% — (continued)
15,055,000 USD	Nestlé SA 0.15% due 06/03/13	$15,052,930	$15,052,930
6,225,000 USD	Roche Holdings, Inc. 0.12% due 06/20/13	6,223,962	6,223,962
15,155,000 USD	Roche Holdings, Inc. 0.13% due 06/20/13	15,152,264	15,152,264
United Arab Emirates 0.64%
28,074,000 USD	Xstrata Finance Dubai Limited 0.39% due 05/09/13	28,071,629	28,071,629
12,198,000 USD	Xstrata Finance Dubai Limited 0.39% due 05/17/13	12,195,940	12,195,940
12,198,000 USD	Xstrata Finance Dubai Limited 0.39% due 05/21/13	12,195,425	12,195,425
10,253,000 USD	Xstrata Finance Dubai Limited 0.39% due 05/24/13	10,250,511	10,250,511
22,705,000 USD	Xstrata Finance Dubai Limited 0.41% due 06/10/13	22,694,909	22,694,909
United Kingdom 1.45%
8,422,000 USD	AstraZeneca PLC 0.09% due 05/09/13	8,421,832	8,421,832
11,819,000 USD	AstraZeneca PLC 0.10% due 06/10/13	11,817,687	11,817,687
13,231,000 USD	AstraZeneca PLC 0.10% due 06/14/13	13,229,383	13,229,383
8,437,000 USD	AstraZeneca PLC 0.10% due 07/25/13	8,435,007	8,432,626
12,099,000 USD	AstraZeneca PLC 0.11% due 05/01/13	12,099,000	12,099,000
11,634,000 USD	AstraZeneca PLC 0.11% due 05/13/13	11,633,573	11,633,573
18,826,000 USD	AstraZeneca PLC 0.11% due 05/20/13	18,824,907	18,824,907
12,207,000 USD	AstraZeneca PLC 0.11% due 07/17/13	12,204,128	12,201,393
30,855,000 USD	AstraZeneca PLC 0.12% due 05/03/13	30,854,794	30,854,794
12,317,000 USD	AstraZeneca PLC 0.12% due 05/07/13	12,316,754	12,316,754
12,136,000 USD	AstraZeneca PLC 0.12% due 07/23/13	12,132,642	12,129,883
14,251,000 USD	Reckitt Benckiser 0.13% due 05/14/13	14,250,331	14,250,331

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 7.05% — (continued)
United Kingdom 1.45% — (continued)
27,780,000 USD	Reckitt Benckiser 0.14% due 05/13/13	$27,778,704	$27,778,704
Total International Commercial Paper		941,111,581	941,102,443
U.S. Commercial Paper — 16.37%
$29,579,000	Abbott Laboratories 0.12% due 06/21/13	29,573,972	29,573,972
9,668,000	Abbott Laboratories 0.13% due 05/08/13	9,667,756	9,667,756
12,383,000	Abbott Laboratories 0.13% due 05/21/13	12,382,106	12,382,106
22,647,000	Abbott Laboratories 0.13% due 05/28/13	22,644,792	22,644,792
5,931,000	Abbott Laboratories 0.13% due 06/10/13	5,930,143	5,930,143
26,923,000	Abbott Laboratories 0.13% due 07/16/13	26,915,611	26,918,393
15,523,000	Abbott Laboratories 0.13% due 07/19/13	15,518,572	15,520,240
8,866,000	Abbott Laboratories 0.14% due 06/10/13	8,864,621	8,864,621
16,112,000	Air Products 0.12% due 05/13/13	16,111,356	16,111,356
3,352,000	Avery Dennison Corporation 0.27% due 05/01/13	3,352,000	3,352,000
2,442,000	Avery Dennison Corporation 0.28% due 05/01/13	2,442,000	2,442,000
5,413,000	Baker Hughes, Inc. 0.13% due 05/07/13	5,412,883	5,412,883
28,074,000	BHP Billiton Finance USA Limited 0.12% due 05/06/13	28,073,532	28,073,532
18,297,000	BHP Billiton Finance USA Limited 0.12% due 05/07/13	18,296,634	18,296,634
12,198,000	BHP Billiton Finance USA Limited 0.12% due 05/08/13	12,197,715	12,197,715
11,819,000	BHP Billiton Finance USA Limited 0.13% due 06/11/13	11,817,250	11,817,250
11,819,000	BHP Billiton Finance USA Limited 0.13% due 06/12/13	11,817,207	11,817,207
27,960,000	BHP Billiton Finance USA Limited 0.13% due 06/13/13	27,955,658	27,955,658
25,702,000	BHP Billiton Finance USA Limited 0.13% due 06/18/13	25,697,545	25,697,545

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 16.37% — (continued)
$9,902,000	BHP Billiton Finance USA Limited 0.14% due 05/17/13	$9,901,384	$9,901,384
20,670,000	BHP Billiton Finance USA Limited 0.14% due 05/21/13	20,668,392	20,668,392
25,507,000	Caterpillar Financial Services Company 0.14% due 07/10/13	25,500,056	25,499,455
31,163,000	Caterpillar Financial Services Company 0.15% due 06/20/13	31,156,508	31,156,508
10,503,000	CBS Corporation 0.30% due 05/20/13	10,501,337	10,501,337
14,535,000	CBS Corporation 0.30% due 05/29/13	14,531,609	14,531,609
15,169,000	Celgene Corporation 0.26% due 05/17/13	15,167,247	15,167,247
15,251,000	Celgene Corporation 0.27% due 06/07/13	15,246,768	15,246,768
8,789,000	Chevron Corporation 0.07% due 06/06/13	8,788,385	8,788,385
7,585,000	Chevron Corporation 0.08% due 05/22/13	7,584,646	7,584,646
28,760,000	Chevron Corporation 0.10% due 05/15/13	28,758,882	28,758,882
28,520,000	Chevron Corporation 0.11% due 05/03/13	28,519,826	28,519,826
17,596,000	Chevron Corporation 0.12% due 05/07/13	17,595,648	17,595,648
15,055,000	Church & Dwight Company, Inc. 0.33% due 05/02/13	15,054,862	15,054,862
16,318,000	Coca-Cola Company 0.11% due 05/09/13	16,317,601	16,317,601
11,476,000	Coca-Cola Company 0.11% due 05/17/13	11,475,439	11,475,439
13,739,000	Coca-Cola Company 0.11% due 05/23/13	13,738,076	13,738,076
13,018,000	Coca-Cola Company 0.12% due 07/17/13	13,014,659	13,015,744
22,754,000	Coca-Cola Company 0.12% due 07/19/13	22,748,008	22,749,954
3,462,000	Coca-Cola Company 0.13% due 05/17/13	3,461,800	3,461,800
23,503,000	Coca-Cola Company 0.13% due 06/12/13	23,499,435	23,499,435

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 16.37% — (continued)
$11,409,000	Coca-Cola Company 0.13% due 06/13/13	$11,407,228	$11,407,228
12,094,000	Coca-Cola Company 0.14% due 06/19/13	12,091,695	12,091,695
12,094,000	Coca-Cola Company 0.14% due 06/20/13	12,091,648	12,091,648
4,211,000	Coca-Cola Company 0.20% due 05/01/13	4,211,000	4,211,000
20,242,000	Colgate-Palmolive Company 0.07% due 05/01/13	20,242,000	20,242,000
2,358,000	Con Edison, Inc. 0.23% due 05/01/13	2,358,000	2,358,000
7,938,000	ConocoPhillips 0.14% due 06/11/13	7,936,734	7,936,734
4,534,000	Deere & Company 0.10% due 05/23/13	4,533,723	4,533,723
11,986,000	Deere & Company 0.11% due 05/02/13	11,985,963	11,985,963
8,059,000	Deere & Company 0.11% due 05/23/13	8,058,458	8,058,458
12,234,000	Deere & Company 0.12% due 05/03/13	12,233,918	12,233,918
5,551,000	Deere & Company 0.12% due 05/08/13	5,550,870	5,550,870
14,037,000	Devon Energy Corporation 0.23% due 05/10/13	14,036,193	14,036,193
13,980,000	Devon Energy Corporation 0.23% due 05/21/13	13,978,214	13,978,214
16,032,000	Devon Energy Corporation 0.27% due 05/01/13	16,032,000	16,032,000
11,409,000	Devon Energy Corporation 0.28% due 05/17/13	11,407,580	11,407,580
12,198,000	Devon Energy Corporation 0.28% due 06/05/13	12,194,679	12,194,679
11,243,000	Devon Energy Corporation 0.29% due 06/12/13	11,239,196	11,239,196
15,169,000	Devon Energy Corporation 0.31% due 07/10/13	15,159,856	15,157,940
21,274,000	Dominion Resources 0.30% due 05/22/13	21,270,277	21,270,277
11,481,000	Dominion Resources 0.30% due 06/19/13	11,476,312	11,476,312

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 16.37% — (continued)
$13,093,000	Duke Energy Corporation 0.33% due 06/03/13	$13,089,039	$13,089,039
10,826,000	Emerson Electric Company 0.11% due 05/23/13	10,825,272	10,825,272
13,353,000	Emerson Electric Company 0.11% due 05/28/13	13,351,898	13,351,898
8,320,000	Emerson Electric Company 0.11% due 06/13/13	8,318,907	8,318,907
15,001,000	Google, Inc. 0.06% due 06/25/13	14,999,625	14,999,625
18,523,000	Google, Inc. 0.10% due 07/16/13	18,519,089	18,517,849
10,884,000	Google, Inc. 0.11% due 05/30/13	10,883,036	10,883,036
14,419,000	Google, Inc. 0.12% due 06/04/13	14,417,366	14,417,366
4,793,000	Google, Inc. 0.15% due 05/02/13	4,792,980	4,792,980
11,190,000	Google, Inc. 0.18% due 05/02/13	11,189,944	11,189,944
11,861,000	Honeywell International, Inc. 0.12% due 05/13/13	11,860,526	11,860,526
10,826,000	Honeywell International, Inc. 0.12% due 05/14/13	10,825,531	10,825,531
18,279,000	Honeywell International, Inc. 0.13% due 06/21/13	18,275,634	18,275,634
32,586,000	Honeywell International, Inc. 0.15% due 06/24/13	32,578,668	32,578,668
24,421,000	Johnson & Johnson 0.05% due 05/22/13	24,420,288	24,420,288
22,166,000	Johnson & Johnson 0.06% due 05/06/13	22,165,815	22,165,815
29,555,000	Johnson & Johnson 0.06% due 05/07/13	29,554,704	29,554,704
27,255,000	Johnson & Johnson 0.06% due 05/08/13	27,254,682	27,254,682
17,792,000	Johnson & Johnson 0.08% due 06/06/13	17,790,577	17,790,577
17,792,000	Johnson & Johnson 0.08% due 06/07/13	17,790,537	17,790,537
9,420,000	Kimberly Clark 0.10% due 05/06/13	9,419,869	9,419,869

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 16.37% — (continued)
$7,525,000	Kimberly Clark 0.10% due 05/13/13	$7,524,749	$7,524,749
12,186,000	Kimberly Clark 0.11% due 06/03/13	12,184,771	12,184,771
14,311,000	Merck & Company, Inc. 0.08% due 05/14/13	14,310,587	14,310,587
14,311,000	Merck & Company, Inc. 0.08% due 05/17/13	14,310,491	14,310,491
19,277,000	Merck & Company, Inc. 0.11% due 06/17/13	19,274,232	19,274,232
19,277,000	Merck & Company, Inc. 0.11% due 06/19/13	19,274,114	19,274,114
28,436,000	Merck & Company, Inc. 0.12% due 05/14/13	28,434,768	28,434,768
22,990,000	Merck & Company, Inc. 0.12% due 05/16/13	22,988,850	22,988,850
10,777,000	MetLife 0.13% due 06/03/13	10,775,716	10,775,716
10,503,000	MetLife 0.14% due 06/06/13	10,501,530	10,501,530
14,136,000	MetLife 0.14% due 06/12/13	14,133,691	14,133,691
32,929,000	MetLife 0.15% due 05/15/13	32,927,079	32,927,079
27,014,000	MetLife 0.15% due 05/16/13	27,012,312	27,012,312
8,914,000	NetJets, Inc. 0.08% due 05/02/13	8,913,980	8,913,980
13,336,000	Parker-Hannifin Corporation 0.10% due 05/24/13	13,335,148	13,335,148
13,780,000	Parker-Hannifin Corporation 0.12% due 05/16/13	13,779,311	13,779,311
10,914,000	Parker-Hannifin Corporation 0.12% due 05/21/13	10,913,272	10,913,272
12,402,000	Parker-Hannifin Corporation 0.13% due 05/01/13	12,402,000	12,402,000
15,169,000	PepsiCo, Inc. 0.05% due 05/14/13	15,168,726	15,168,726
20,003,000	PepsiCo, Inc. 0.05% due 06/12/13	20,001,833	20,001,833
20,003,000	PepsiCo, Inc. 0.05% due 06/14/13	20,001,778	20,001,778

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 16.37% — (continued)
$5,460,000	PepsiCo, Inc. 0.05% due 06/19/13	$5,459,628	$5,459,628
13,018,000	PepsiCo, Inc. 0.06% due 05/16/13	13,017,675	13,017,675
10,914,000	PepsiCo, Inc. 0.06% due 06/07/13	10,913,327	10,913,327
10,914,000	Philip Morris International, Inc. 0.07% due 05/23/13	10,913,533	10,913,533
12,377,000	Philip Morris International, Inc. 0.07% due 06/06/13	12,376,134	12,376,134
11,243,000	Philip Morris International, Inc. 0.08% due 06/13/13	11,241,926	11,241,926
21,412,000	Philip Morris International, Inc. 0.08% due 06/14/13	21,409,906	21,409,906
8,977,000	Philip Morris International, Inc. 0.09% due 06/17/13	8,975,945	8,975,945
16,874,000	Philip Morris International, Inc. 0.09% due 07/22/13	16,870,541	16,864,468
8,437,000	Philip Morris International, Inc. 0.09% due 07/25/13	8,435,207	8,432,021
12,094,000	Philip Morris International, Inc. 0.12% due 06/05/13	12,092,589	12,092,589
10,826,000	Philip Morris International, Inc. 0.15% due 05/13/13	10,825,459	10,825,459
10,682,000	Precision Castparts Corporation 0.15% due 05/01/13	10,682,000	10,682,000
9,668,000	Proctor & Gamble Company 0.10% due 05/02/13	9,667,973	9,667,973
18,852,000	Proctor & Gamble Company 0.11% due 05/06/13	18,851,712	18,851,712
21,484,000	Proctor & Gamble Company 0.13% due 05/20/13	21,482,526	21,482,526
19,135,000	Schlumberger Investments SA 0.17% due 07/24/13	19,127,410	19,123,840
12,757,000	Syngenta Wilmington, Inc. 0.16% due 07/22/13	12,752,351	12,749,794
15,169,000	United Healthcare Company 0.30% due 06/17/13	15,163,059	15,163,059
31,232,000	United Healthcare Company 0.31% due 06/05/13	31,222,587	31,222,587
27,960,000	United Parcel Service, Inc. 0.07% due 06/14/13	27,957,608	27,957,608

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 16.37% — (continued)
$4,201,000	Verizon Communications, Inc. 0.24% due 05/06/13	$4,200,860	$4,200,860
10,414,000	Verizon Communications, Inc. 0.26% due 05/16/13	10,412,872	10,412,872
6,945,000	Verizon Communications, Inc. 0.27% due 05/06/13	6,944,740	6,944,740
12,604,000	Viacom, Inc. 0.27% due 05/03/13	12,603,811	12,603,811
13,321,000	Wal-Mart Stores, Inc. 0.08% due 05/20/13	13,320,438	13,320,438
16,703,000	Wal-Mart Stores, Inc. 0.08% due 05/21/13	16,702,258	16,702,258
13,231,000	Wal-Mart Stores, Inc. 0.10% due 06/11/13	13,229,493	13,229,493
45,164,000	Wal-Mart Stores, Inc. 0.13% due 06/10/13	45,157,476	45,157,476
42,779,000	Wal-Mart Stores, Inc. 0.13% due 06/11/13	42,772,666	42,772,666
10,914,000	Walt Disney Company 0.08% due 05/24/13	10,913,442	10,913,442
12,156,000	Walt Disney Company 0.10% due 06/03/13	12,154,886	12,154,886
12,156,000	Walt Disney Company 0.11% due 06/18/13	12,154,217	12,154,217
12,156,000	Walt Disney Company 0.12% due 06/19/13	12,154,015	12,154,015
13,128,000	Walt Disney Company 0.12% due 06/20/13	13,125,812	13,125,812
12,851,000	Walt Disney Company 0.12% due 07/11/13	12,847,958	12,847,145
13,360,000	WellPoint, Inc. 0.22% due 05/10/13	13,359,265	13,359,265
12,367,000	WellPoint, Inc. 0.22% due 06/06/13	12,364,279	12,364,279
14,260,000	WellPoint, Inc. 0.23% due 06/03/13	14,256,994	14,256,994
11,656,000	WellPoint, Inc. 0.24% due 05/13/13	11,655,068	11,655,068

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 16.37% — (continued)
$6,188,000	WellPoint, Inc. 0.26% due 06/14/13	$6,186,034	$6,186,034
Total U.S. Commercial Paper		2,183,846,070	2,183,833,595
Total Commercial Paper		3,124,957,651	3,124,936,038
Total Investments — 99.12%		$10,644,944,833	13,225,430,040
Other Assets in Excess of Liabilities — 0.88%			117,670,016
Net Assets — 100.00%			$13,343,100,056

  (a)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (b)  Non-income producing security/commodity.

  (c)  Security is deemed illiquid. At April 30, 2013, the value of these securities amounted to $79,899,178 or 0.60% of net assets.

  (d)  Represents securities that are subject to legal or contractual restrictions on resale. At April 30, 2013, the value of these securities amounted to $81,754,209 or 0.61% of net assets.

  (e)  Represents variable voting shares.

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $69,596,703 or 0.52% of net assets.

  (g)  Represents non-voting class of shares.

  (h)  Held through Financiere Bleue, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (i)  Payment-in-kind security.

  (j)  Floating rate security. Rate shown is the rate in effect at April 30, 2013.

At April 30, 2013, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,137,710,474
Gross unrealized depreciation	(557,225,267)
Net unrealized appreciation	$2,580,485,207

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

Currencies

EUR  — Euro

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Catalyst Paper Corporation	09/17/12	$27,586,952	$2.00
Catalyst Paper Corporation 11.00% due 10/30/17	09/17/12	26,384,136	0.77
Emin Leydier SA FRN 7.32% due 07/31/16	07/30/09	14,285,831	1.32
FINEL 9.50% due 06/30/17	06/22/05	9,659,548	0.99
FINEL	07/14/99	9,166,547	0.47
Legris Industries SA	04/30/04	23,119,325	28.58

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2013	UNREALIZED APPRECIATION AT APRIL 30, 2013	UNREALIZED DEPRECIATION AT APRIL 30, 2013
06/19/13	78,917,000	Euro	$102,524,830	$103,961,662	$—	$(1,436,832)
07/17/13	120,465,000	Euro	157,473,053	158,726,126	—	(1,253,073)
08/21/13	190,191,000	Euro	249,725,828	250,592,788	—	(866,960)
09/18/13	71,465,000	Euro	93,451,207	94,209,401	—	(758,194)
10/16/13	68,752,000	Euro	90,327,409	90,653,487	—	(326,078)
06/19/13	17,293,525,000	Japanese Yen	207,822,131	177,439,631	30,382,500	—
07/17/13	27,997,682,000	Japanese Yen	319,282,035	287,318,560	31,963,475	—
08/21/13	43,088,687,000	Japanese Yen	491,116,659	442,191,685	48,924,974	—
09/18/13	29,791,842,000	Japanese Yen	311,125,706	305,871,630	5,254,076	—
10/16/13	8,383,194,000	Japanese Yen	84,382,961	86,088,277	—	(1,705,316)
			$2,107,231,819	$1,997,053,247	$116,525,025	$(6,346,453)

Foreign Currency Exchange Contracts — Purchases

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT APRIL 30, 2013	UNREALIZED APPRECIATION AT APRIL 30, 2013	UNREALIZED DEPRECIATION AT APRIL 30, 2013
07/17/13	13,885,236,000	Japanese Yen	$152,802,461	$142,493,440	$—	$(10,309,021)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2012	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2013	MARKET VALUE APRIL 30, 2013	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
As One Corporation	1,286,140	—	—	1,286,140	$30,345,865	$—	$379,596
Catalyst Paper Corporation	1,217,500	49,335	—	1,266,835	2,533,670	—	—
Chofu Seisakusho Company Limited	2,023,800	—	—	2,023,800	46,817,164	—	329,023
FINEL	11,593,581	—	—	11,593,581	5,491,111	—	—
Fursys, Inc.	872,463	—	—	872,463	21,152,059	—	444,298
Haw Par Corporation Limited	23,192,830	—	—	23,192,830	145,989,910	—	—
Japan Wool Textile Company Limited	6,577,300	—	—	6,577,300	56,695,632	—	745,692
Jumbo SA	10,722,438	—	977,676	9,744,762	91,667,925	2,914,091	—
Laurent- Perrier	558,938	—	—	558,938	45,225,031	—	—
Legris Industries SA#	896,416	—	—	896,416	25,615,896	—	—
Maezawa Kasei Industries Company Limited	2,068,330	—	—	2,068,330	22,768,272	—	254,356
Matsumoto Yushi- Seiyaku Company Limited*	974,746	—	974,746	—	—	(3,511,090)	—
Nagaileben Company Limited	2,013,324	—	2,200	2,011,124	34,362,156	9,930	—
Nitto Kohki Company Limited	2,657,590	—	171,930	2,485,660	47,285,245	(363,197)	419,534
Robertet SA	235,837	—	—	235,837	44,056,483	—	—
Shingakukai Company Limited*	1,305,700	—	1,185,500	120,200	421,344	(4,187,925)	28,911
T. Hasegawa Company Limited	3,206,911	—	—	3,206,911	47,233,445	—	315,574
Wienerberger AG	5,915,786	—	—	5,915,786	72,771,980	—	—
See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

Affiliated Securities — (continued)

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2012	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2013	MARKET VALUE APRIL 30, 2013	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Yomeishu Seizo Company Limited	2,535,900	—	—	2,535,900	$22,457,004	$—	$448,863
Total					$762,890,192	$(5,138,191)	$3,365,847

  *  Represents an unaffiliated issuer as of April 30, 2013, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

  #  Formerly known as Fregate.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	9.03%
Consumer Staples	7.83
Energy	4.80
Financials	10.24
Health Care	6.19
Industrials	13.09
Information Technology	5.18
Materials	11.12
Telecommunication Services	1.76
Utilities	0.67
Total International Common Stocks	69.91
U.S. Common Stocks
Materials	0.17
Total U.S. Common Stocks	0.17
International Preferred Stocks
Consumer Discretionary	0.58
Consumer Staples	0.06
Information Technology	0.23
Total International Preferred Stocks	0.87
Right	0.00

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Commodity	4.37%
Term Loans	0.08
International Corporate Bonds
Financials	0.08
Materials	0.22
Total International Corporate Bonds	0.30
Commercial Paper
International Commercial Paper	7.05
U.S. Commercial Paper	16.37
Total Commercial Paper	23.42
Total Investments	99.12%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Fund Overview | Data as of April 30, 2013 (unaudited)

INVESTMENT OBJECTIVE

First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle U.S. Value Fund (A Shares)
without sales charge	9.91%	6.09%	9.81%
with sales charge	4.41	5.00	9.25
Standard & Poor's 500 Index	16.89	5.21	7.88
Consumer Price Index	1.06	1.60	2.38

Asset Allocation*

Sector/Industry**
Financials	17.56%
Information Technology	15.74
Industrials	10.61
Materials	9.06
Energy	8.14
Consumer Staples	6.13
Consumer Discretionary	5.87
Commodity	3.53
Health Care	3.40
Utilities	2.85
Warrant	0.40

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**  Sector/Industry allocations exclude short term investments.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

U.S. Value Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	3.54%
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	2.97
Intel Corporation (U.S. computer components and related products manufacturer)	2.87
Microsoft Corporation (U.S. software developer)	2.87
Sysco Corporation (U.S. food services distributor)	2.64
Cisco Systems, Inc. (U.S. computer communications company)	2.61
Bank of New York Mellon Corporation (U.S. financial services company)	2.30
Oracle Corporation (U.S. software developer)	2.15
3M Company (U.S. industrial conglomerate)	2.07
Alliant Techsystems, Inc. (U.S. aerospace and defense manufacturer)	2.06
Total	26.08%

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

First Eagle U.S. Value Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 76.50%
U.S. Common Stocks — 66.34%
Consumer Discretionary 5.24%
2,438,946	Comcast Corporation, Class 'A'	$44,510,095	$95,826,188
929,280	Omnicom Group, Inc.	32,253,946	55,543,066
642,257	H&R Block, Inc.	10,866,974	17,816,209
590	St. John Knits International, Inc. (a)(b)	18,290	3,274
		87,649,305	169,188,737
Consumer Staples 5.97%
2,440,500	Sysco Corporation	69,941,483	85,075,830
1,287,375	Lorillard, Inc.	40,938,552	55,215,514
271,170	Colgate-Palmolive Company	21,838,388	32,380,409
257,451	Wal-Mart Stores, Inc.	12,385,227	20,009,092
		145,103,650	192,680,845
Energy 4.98%
1,017,408	ConocoPhillips	46,509,238	61,502,314
872,238	Devon Energy Corporation	49,706,372	48,025,424
1,033,843	San Juan Basin Royalty Trust	20,806,015	15,972,874
189,445	SEACOR Holdings, Inc.	12,151,359	13,660,879
182,753	Apache Corporation	12,681,438	13,501,792
94,454	Helmerich & Payne, Inc.	1,871,008	5,536,894
109,071	Era Group, Inc. (a)	1,826,871	2,492,272
		145,552,301	160,692,449
Financials 16.71%
2,634,204	Bank of New York Mellon Corporation	64,331,532	74,337,237
362	Berkshire Hathaway, Inc., Class 'A' (a)	35,598,996	57,558,000
1,114,598	Cincinnati Financial Corporation	29,539,601	54,514,988
725,973	American Express Company	22,615,997	49,663,813
1,570,669	Weyerhaeuser Company, REIT	25,069,761	47,921,111
117,066	Alleghany Corporation (a)	34,293,700	46,093,567
1,487,386	BB&T Corporation	37,879,375	45,766,867
753,107	Plum Creek Timber Company, Inc., REIT	26,873,535	38,815,135
1,133,543	U.S. Bancorp	28,174,022	37,724,311
671,735	WR Berkley Corporation	18,780,775	29,166,734
370,729	Rayonier, Inc., REIT	8,796,435	22,028,717
111,272	Visa, Inc., Class 'A'	8,072,605	18,744,881
30,859	Mastercard, Inc., Class 'A'	7,849,654	17,062,867
		347,875,988	539,398,228

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 66.34% — (continued)
Health Care 2.07%
717,380	WellPoint, Inc.	$40,049,472	$52,311,350
169,270	Johnson & Johnson	10,123,420	14,426,882
		50,172,892	66,738,232
Industrials 9.42%
636,940	3M Company	47,534,193	66,693,987
893,622	Alliant Techsystems, Inc.	58,961,742	66,449,732
1,219,970	Cintas Corporation	36,915,327	54,740,054
655,085	Northrop Grumman Corporation	38,909,740	49,616,138
439,695	Lockheed Martin Corporation	31,929,898	43,569,377
887,051	Insteel Industries, Inc.	9,879,258	14,707,306
88,540	Unifirst Corporation	2,161,593	8,061,567
		226,291,751	303,838,161
Information Technology 15.77%
3,868,819	Intel Corporation	78,061,376	92,658,215
2,793,554	Microsoft Corporation	71,708,716	92,466,637
4,023,927	Cisco Systems, Inc.	68,110,657	84,180,553
2,117,125	Oracle Corporation	60,350,391	69,399,358
1,267,360	Linear Technology Corporation	34,323,276	46,258,640
1,840,310	Rofin-Sinar Technologies, Inc. (a)(c)	42,514,481	45,823,719
43,456	Google, Inc., Class 'A' (a)	23,794,562	35,832,514
353,471	Automatic Data Processing, Inc.	13,637,378	23,802,737
330,702	Texas Instruments, Inc.	9,079,788	11,974,719
186,729	NetApp, Inc. (a)	5,919,005	6,514,975
		407,499,630	508,912,067
Materials 3.32%
672,467	Scotts Miracle-Gro Company, Class 'A'	29,427,519	30,496,379
255,880	Martin Marietta Materials, Inc.	22,000,503	25,841,321
477,672	Vulcan Materials Company	19,201,638	23,826,279
598,612	Newmont Mining Corporation	29,016,804	19,395,029
123,219	Deltic Timber Corporation	6,140,201	7,698,723
		105,786,665	107,257,731
Utilities 2.86%
1,184,103	FirstEnergy Corporation	45,783,800	55,179,200
371,420	Entergy Corporation	24,857,694	26,456,247
216,687	IDACorp, Inc.	6,780,723	10,663,167
		77,422,217	92,298,614
Total U.S. Common Stocks		1,593,354,399	2,141,005,064

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

U.S. Value Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 10.16%
Australia 0.98%
1,809,486	Newcrest Mining Limited	$53,672,463	$31,518,560
Canada 5.65%
1,652,700	Canadian Natural Resources Limited	47,541,442	48,478,544
1,120,206	Potash Corporation of Saskatchewan, Inc.	44,147,451	47,160,673
1,162,733	Goldcorp, Inc.	36,611,910	34,393,642
2,917,406	Penn West Petroleum Limited	43,744,708	26,927,657
767,100	Agnico-Eagle Mines Limited	36,175,285	24,762,847
354,331	Catalyst Paper Corporation (a)(b)(d)	6,095	708,662
		208,226,891	182,432,025
France 1.34%
808,762	Sanofi, ADR	30,754,162	43,147,453
Mexico 0.74%
1,339,700	Fresnillo PLC	28,987,353	23,972,600
South Africa 0.57%
2,246,380	Gold Fields Limited, ADR	26,932,492	16,757,995
433,085	Sibanye Gold Limited, ADR (a)	3,555,254	1,667,377
		30,487,746	18,425,372
United Kingdom 0.88%
714,063	Willis Group Holdings PLC	20,724,473	28,334,020
Total International Common Stocks		372,853,088	327,830,030
Total Common Stocks		1,966,207,487	2,468,835,094
U.S. Preferred Stock — 0.17%
Consumer Staples 0.17%
168,915	Seneca Foods Corporation, Series '2003' (a)(b)(e)(f)	2,542,171	5,504,940
Warrant — 0.40%
United States 0.40%
939,766	JPMorgan Chase & Company Warrant expire 10/28/18 (a)	11,329,284	13,015,759
OUNCES
Commodity — 3.54%
77,345	Gold bullion (a)	89,045,569	114,156,844

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 2.83%
International Corporate Bond — 0.15%
Canada 0.15%
6,181,818 USD	Catalyst Paper Corporation 11.00% due 10/30/17 (d)(g)	$7,594,211	$4,790,909
U.S. Convertible Bond — 1.02%
$32,480,000	Advanced Micro Devices, Inc. 6.00% due 05/01/15 (h)	30,628,700	32,967,200
U.S. Corporate Bonds — 1.66%
600,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	521,214	558,000
23,411,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (i)	25,547,904	27,039,705
5,975,000	Mueller Water Products, Inc. 7.375% due 06/01/17	5,088,722	6,169,187
13,785,000	New Albertsons, Inc. 7.25% due 05/01/13	13,785,000	13,785,000
5,877,000	Yankee Candle Company, Inc. Series 'B' 9.75% due 02/15/17	5,873,302	6,104,793
Total U.S. Corporate Bonds		50,816,142	53,656,685
Total Bonds		89,039,053	91,414,794
Commercial Paper — 16.74%
International Commercial Paper — 5.37%
Canada 0.42%
4,044,000	Canadian Natural Resources Limited USD0.32% due 05/22/13	4,043,245	4,043,245
741,000	Canadian Natural Resources Limited USD0.33% due 05/10/13	740,939	740,939
936,000	Potash Corporation of Saskatchewan, Inc. USD0.27% due 05/29/13	935,803	935,803
2,219,000	Suncor Energy, Inc. USD0.29% due 06/12/13	2,218,249	2,218,249
2,998,000	Suncor Energy, Inc. USD0.29% due 06/13/13	2,996,962	2,996,962
2,556,000	Suncor Energy, Inc. USD0.29% due 06/24/13	2,554,888	2,554,888
France 1.44%
4,897,000	GDF Suez SA USD0.22% due 07/09/13	4,894,935	4,894,743
1,647,000	Sanofi USD0.11% due 06/17/13	1,646,764	1,646,764

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 5.37% — (continued)
France 1.44% — (continued)
2,642,000	Sanofi USD0.13% due 06/20/13	$2,641,523	$2,641,523
8,190,000	Sanofi USD0.13% due 07/15/13	8,187,782	8,187,660
4,323,000	Sanofi USD0.14% due 06/25/13	4,322,075	4,322,075
11,421,000	Total SA USD0.09% due 05/01/13	11,421,000	11,421,000
4,410,000	Total SA USD0.12% due 05/02/13	4,409,985	4,409,985
3,506,000	Total SA USD0.12% due 05/22/13	3,505,755	3,505,755
5,521,000	Total SA USD0.12% due 06/04/13	5,520,374	5,520,374
Germany 0.24%
3,269,000	BASF AG USD0.11% due 05/29/13	3,268,720	3,268,720
2,765,000	BASF AG USD0.13% due 06/18/13	2,764,521	2,764,521
1,784,000	Siemens Company USD0.12% due 06/19/13	1,783,709	1,783,709
Italy 0.12%
742,000	Eni S.p.A. USD0.38% due 05/21/13	741,848	741,848
1,827,000	Eni S.p.A. USD0.40% due 05/01/13	1,827,000	1,827,000
1,408,000	Eni S.p.A. USD0.40% due 05/20/13	1,407,710	1,407,710
Japan 0.52%
1,171,000	Hitachi Limited USD0.31% due 05/23/13	1,170,778	1,170,778
8,856,000	Honda Corporation USD0.13% due 05/10/13	8,855,712	8,855,712
4,721,000	Honda Corporation USD0.14% due 06/07/13	4,720,321	4,720,321
1,142,000	Mitsui & Company Limited USD0.18% due 06/25/13	1,141,686	1,141,686
714,000	Mitsui & Company Limited USD0.19% due 07/22/13	713,691	713,597

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 5.37% — (continued)
Luxembourg 0.08%
2,556,000	Michelin Luxembourg S.C.S. USD0.25% due 05/23/13	$2,555,609	$2,555,609
Switzerland 0.96%
5,777,000	Nestlé SA USD0.12% due 05/08/13	5,776,865	5,776,865
6,098,000	Nestlé SA USD0.12% due 05/09/13	6,097,837	6,097,837
1,104,000	Nestlé SA USD0.12% due 05/15/13	1,103,948	1,103,948
1,827,000	Nestlé SA USD0.12% due 06/05/13	1,826,787	1,826,787
3,951,000	Nestlé SA USD0.14% due 06/04/13	3,950,478	3,950,478
1,694,000	Nestlé SA USD0.14% due 06/11/13	1,693,730	1,693,730
421,000	Nestlé SA USD0.14% due 07/09/13	420,887	420,915
3,566,000	Nestlé SA USD0.15% due 06/03/13	3,565,510	3,565,510
2,138,000	Roche Holdings, Inc. USD0.12% due 06/20/13	2,137,644	2,137,644
4,278,000	Roche Holdings, Inc. USD0.13% due 06/20/13	4,277,228	4,277,228
United Arab Emirates 0.68%
3,198,000	Xstrata Finance Dubai Limited USD0.39% due 05/09/13	3,197,730	3,197,730
4,147,000	Xstrata Finance Dubai Limited USD0.39% due 05/17/13	4,146,300	4,146,300
4,147,000	Xstrata Finance Dubai Limited USD0.39% due 05/21/13	4,146,125	4,146,125
2,894,000	Xstrata Finance Dubai Limited USD0.39% due 05/24/13	2,893,297	2,893,297
7,719,000	Xstrata Finance Dubai Limited USD0.41% due 06/10/13	7,715,569	7,715,569
United Kingdom 0.91%
959,000	AstraZeneca PLC USD0.09% due 05/09/13	958,981	958,981
2,696,000	AstraZeneca PLC USD0.10% due 06/10/13	2,695,700	2,695,700
1,874,000	AstraZeneca PLC USD0.10% due 06/14/13	1,873,771	1,873,771

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 5.37% — (continued)
United Kingdom 0.91% — (continued)
1,427,000	AstraZeneca PLC USD0.10% due 07/25/13	$1,426,663	$1,426,260
1,685,000	AstraZeneca PLC USD0.11% due 05/13/13	1,684,938	1,684,938
4,573,000	AstraZeneca PLC USD0.11% due 05/20/13	4,572,735	4,572,735
4,150,000	AstraZeneca PLC USD0.11% due 07/17/13	4,149,023	4,148,094
4,948,000	AstraZeneca PLC USD0.12% due 05/07/13	4,947,901	4,947,901
1,660,000	AstraZeneca PLC USD0.12% due 07/23/13	1,659,541	1,659,163
1,890,000	Reckitt Benckiser USD0.13% due 05/14/13	1,889,911	1,889,911
3,394,000	Reckitt Benckiser USD0.14% due 05/13/13	3,393,842	3,393,842
Total International Commercial Paper		173,194,525	173,192,435
U.S. Commercial Paper — 11.37%
$547,000	Abbott Laboratories 0.12% due 05/08/13	546,987	546,987
10,131,000	Abbott Laboratories 0.12% due 06/21/13	10,129,278	10,129,278
3,643,000	Abbott Laboratories 0.13% due 05/21/13	3,642,737	3,642,737
8,503,000	Abbott Laboratories 0.13% due 05/28/13	8,502,171	8,502,171
5,694,000	Abbott Laboratories 0.13% due 07/16/13	5,692,437	5,693,026
2,451,000	Abbott Laboratories 0.13% due 07/19/13	2,450,301	2,450,564
1,954,000	Abbott Laboratories 0.14% due 06/10/13	1,953,696	1,953,696
1,969,000	Air Products 0.12% due 05/13/13	1,968,921	1,968,921
3,030,000	Avery Dennison Corporation 0.27% due 05/01/13	3,030,000	3,030,000
2,208,000	Avery Dennison Corporation 0.28% due 05/01/13	2,208,000	2,208,000
988,000	Baker Hughes, Inc. 0.13% due 05/07/13	987,979	987,979

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.37% — (continued)
$3,198,000	BHP Billiton Finance USA Limited 0.12% due 05/06/13	$3,197,947	$3,197,947
6,221,000	BHP Billiton Finance USA Limited 0.12% due 05/07/13	6,220,876	6,220,876
4,147,000	BHP Billiton Finance USA Limited 0.12% due 05/08/13	4,146,903	4,146,903
2,696,000	BHP Billiton Finance USA Limited 0.13% due 06/11/13	2,695,601	2,695,601
2,696,000	BHP Billiton Finance USA Limited 0.13% due 06/12/13	2,695,591	2,695,591
4,323,000	BHP Billiton Finance USA Limited 0.13% due 06/18/13	4,322,251	4,322,251
2,818,000	BHP Billiton Finance USA Limited 0.14% due 05/17/13	2,817,825	2,817,825
2,741,000	BHP Billiton Finance USA Limited 0.14% due 05/21/13	2,740,787	2,740,787
6,076,000	Caterpillar Financial Services Company 0.15% due 06/20/13	6,074,734	6,074,734
2,076,000	Celgene Corporation 0.26% due 05/17/13	2,075,760	2,075,760
2,988,000	Chevron Corporation 0.07% due 06/06/13	2,987,791	2,987,791
1,038,000	Chevron Corporation 0.08% due 05/22/13	1,037,952	1,037,952
3,837,000	Chevron Corporation 0.10% due 05/15/13	3,836,851	3,836,851
3,403,000	Chevron Corporation 0.11% due 05/03/13	3,402,979	3,402,979
3,566,000	Church & Dwight Company, Inc. 0.33% due 05/02/13	3,565,967	3,565,967
3,976,000	Coca-Cola Company 0.11% due 05/09/13	3,975,903	3,975,903
5,163,000	Coca-Cola Company 0.11% due 05/23/13	5,162,653	5,162,653
823,000	Coca-Cola Company 0.12% due 07/17/13	822,789	822,857
3,113,000	Coca-Cola Company 0.12% due 07/19/13	3,112,180	3,112,446
5,394,000	Coca-Cola Company 0.13% due 06/12/13	5,393,182	5,393,182
3,463,000	Coca-Cola Company 0.13% due 06/13/13	3,462,462	3,462,462

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.37% — (continued)
$1,931,000	Coca-Cola Company 0.14% due 06/19/13	$1,930,632	$1,930,632
1,931,000	Coca-Cola Company 0.14% due 06/20/13	1,930,625	1,930,625
3,807,000	Coca-Cola Company 0.20% due 05/01/13	3,807,000	3,807,000
2,157,000	Colgate-Palmolive Company 0.07% due 05/01/13	2,157,000	2,157,000
2,132,000	Con Edison, Inc. 0.23% due 05/01/13	2,132,000	2,132,000
1,124,000	ConocoPhillips 0.14% due 06/11/13	1,123,821	1,123,821
716,000	Deere & Company 0.10% due 05/23/13	715,956	715,956
1,830,000	Deere & Company 0.11% due 05/23/13	1,829,877	1,829,877
1,599,000	Devon Energy Corporation 0.23% due 05/10/13	1,598,908	1,598,908
6,238,000	Devon Energy Corporation 0.27% due 05/01/13	6,238,000	6,238,000
3,463,000	Devon Energy Corporation 0.28% due 05/17/13	3,462,569	3,462,569
4,147,000	Devon Energy Corporation 0.28% due 06/05/13	4,145,871	4,145,871
3,173,000	Devon Energy Corporation 0.29% due 06/12/13	3,171,926	3,171,926
2,076,000	Devon Energy Corporation 0.31% due 07/10/13	2,074,749	2,074,486
4,853,000	Dominion Resources 0.30% due 05/22/13	4,852,151	4,852,151
1,756,000	Dominion Resources 0.30% due 06/19/13	1,755,283	1,755,283
1,975,000	Emerson Electric Company 0.11% due 05/23/13	1,974,867	1,974,867
4,078,000	Emerson Electric Company 0.11% due 05/28/13	4,077,664	4,077,664
3,322,000	Google, Inc. 0.06% due 06/25/13	3,321,695	3,321,695
2,623,000	Google, Inc. 0.10% due 07/16/13	2,622,446	2,622,271
1,738,000	Google, Inc. 0.11% due 05/30/13	1,737,846	1,737,846

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.37% — (continued)
$7,001,000	Google, Inc. 0.12% due 06/04/13	$7,000,207	$7,000,207
340,000	Google, Inc. 0.15% due 05/02/13	339,999	339,999
1,158,000	Google, Inc. 0.18% due 05/02/13	1,157,994	1,157,994
1,975,000	Honeywell International, Inc. 0.12% due 05/14/13	1,974,914	1,974,914
2,439,000	Honeywell International, Inc. 0.13% due 06/21/13	2,438,551	2,438,551
9,589,000	Honeywell International, Inc. 0.15% due 06/24/13	9,586,842	9,586,842
5,546,000	Johnson & Johnson 0.05% due 05/22/13	5,545,838	5,545,838
4,886,000	Johnson & Johnson 0.06% due 05/06/13	4,885,959	4,885,959
6,515,000	Johnson & Johnson 0.06% due 05/07/13	6,514,935	6,514,935
2,142,000	Kimberly Clark 0.10% due 05/13/13	2,141,929	2,141,929
1,626,000	Kimberly Clark 0.11% due 06/03/13	1,625,836	1,625,836
4,914,000	Merck & Company, Inc. 0.08% due 05/14/13	4,913,858	4,913,858
4,914,000	Merck & Company, Inc. 0.08% due 05/17/13	4,913,825	4,913,825
3,242,000	Merck & Company, Inc. 0.11% due 06/17/13	3,241,534	3,241,534
3,242,000	Merck & Company, Inc. 0.11% due 06/19/13	3,241,515	3,241,515
10,557,000	Merck & Company, Inc. 0.12% due 05/14/13	10,556,542	10,556,542
5,777,000	Merck & Company, Inc. 0.12% due 05/16/13	5,776,711	5,776,711
2,387,000	MetLife 0.13% due 06/03/13	2,386,716	2,386,716
2,233,000	MetLife 0.14% due 06/12/13	2,232,635	2,232,635
4,477,000	MetLife 0.15% due 05/15/13	4,476,739	4,476,739
4,860,000	MetLife 0.15% due 05/16/13	4,859,696	4,859,696

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.37% — (continued)
$2,106,000	Parker-Hannifin Corporation 0.10% due 05/24/13	$2,105,865	$2,105,865
1,827,000	Parker-Hannifin Corporation 0.12% due 05/16/13	1,826,909	1,826,909
2,076,000	PepsiCo, Inc. 0.05% due 05/14/13	2,075,962	2,075,962
3,159,000	PepsiCo, Inc. 0.05% due 06/12/13	3,158,816	3,158,816
3,159,000	PepsiCo, Inc. 0.05% due 06/14/13	3,158,807	3,158,807
835,000	PepsiCo, Inc. 0.05% due 06/19/13	834,943	834,943
823,000	PepsiCo, Inc. 0.06% due 05/16/13	822,979	822,979
3,523,000	Philip Morris International, Inc. 0.07% due 06/06/13	3,522,753	3,522,753
3,173,000	Philip Morris International, Inc. 0.08% due 06/13/13	3,172,697	3,172,697
3,732,000	Philip Morris International, Inc. 0.08% due 06/14/13	3,731,635	3,731,635
1,988,000	Philip Morris International, Inc. 0.09% due 06/17/13	1,987,766	1,987,766
2,854,000	Philip Morris International, Inc. 0.09% due 07/22/13	2,853,415	2,852,388
1,427,000	Philip Morris International, Inc. 0.09% due 07/25/13	1,426,697	1,426,158
1,931,000	Philip Morris International, Inc. 0.12% due 06/05/13	1,930,775	1,930,775
1,975,000	Philip Morris International, Inc. 0.15% due 05/13/13	1,974,901	1,974,901
3,263,000	Precision Castparts Corporation 0.15% due 05/01/13	3,263,000	3,263,000
547,000	Proctor & Gamble Company 0.10% due 05/02/13	546,998	546,998
4,737,000	Proctor & Gamble Company 0.11% due 05/06/13	4,736,928	4,736,928
1,216,000	Proctor & Gamble Company 0.13% due 05/20/13	1,215,917	1,215,917
2,927,000	Schlumberger Investments SA 0.17% due 07/24/13	2,925,839	2,925,293
1,951,000	Syngenta Wilmington, Inc. 0.16% due 07/22/13	1,950,289	1,949,898

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.37% — (continued)
$2,076,000	United Healthcare Company 0.30% due 06/17/13	$2,075,187	$2,075,187
1,019,000	Verizon Communications, Inc. 0.24% due 05/06/13	1,018,966	1,018,966
659,000	Verizon Communications, Inc. 0.26% due 05/16/13	658,929	658,929
849,000	Verizon Communications, Inc. 0.27% due 05/06/13	848,968	848,968
4,852,000	Wal-Mart Stores, Inc. 0.08% due 05/20/13	4,851,795	4,851,795
6,084,000	Wal-Mart Stores, Inc. 0.08% due 05/21/13	6,083,730	6,083,730
1,874,000	Wal-Mart Stores, Inc. 0.10% due 06/11/13	1,873,787	1,873,787
10,699,000	Wal-Mart Stores, Inc. 0.13% due 06/10/13	10,697,455	10,697,455
5,105,000	Wal-Mart Stores, Inc. 0.13% due 06/11/13	5,104,244	5,104,244
2,760,000	Walt Disney Company 0.10% due 06/03/13	2,759,747	2,759,747
2,760,000	Walt Disney Company 0.11% due 06/18/13	2,759,595	2,759,595
2,760,000	Walt Disney Company 0.12% due 06/19/13	2,759,549	2,759,549
2,981,000	Walt Disney Company 0.12% due 06/20/13	2,980,503	2,980,503
2,161,000	Walt Disney Company 0.12% due 07/11/13	2,160,488	2,160,352
3,491,000	WellPoint, Inc. 0.22% due 06/06/13	3,490,232	3,490,232
1,702,000	WellPoint, Inc. 0.23% due 06/03/13	1,701,641	1,701,641
2,840,000	WellPoint, Inc. 0.24% due 05/13/13	2,839,773	2,839,773
1,762,000	WellPoint, Inc. 0.26% due 06/14/13	1,761,440	1,761,440
Total U.S. Commercial Paper		366,985,072	366,983,181
Total Commercial Paper		540,179,597	540,175,616
Total Investments — 100.18%		$2,698,343,161	3,233,103,047
Liabilities in Excess of Other Assets — (0.18)%			(5,785,911)
Net Assets — 100.00%			$3,227,317,136

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

U.S. Value Fund

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At April 30, 2013, the value of these securities amounted to $6,774,876 or 0.21% of net assets.

  (c)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (d)  Represents securities that are subject to legal or contractual restrictions on resale. At April 30, 2013, the value of these securities amounted to $5,499,571 or 0.17% of net assets.

  (e)  This security is convertible until December 31, 2049.

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $5,504,940 or 0.17% of net assets.

  (g)  Payment-in-kind security.

  (h)  This security is convertible until April 30, 2015.

  (i)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

At April 30, 2013, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$623,398,050
Gross unrealized depreciation	(88,638,164)
Net unrealized appreciation	$534,759,886

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

Currencies

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Catalyst Paper Corporation	09/17/12	$6,095	$2.00
Catalyst Paper Corporation 11.00% due 10/30/17	09/17/12	7,594,211	0.78
Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2012	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2013	MARKET VALUE APRIL 30, 2013	REALIZED GAIN / (LOSS)	DIVIDEND INCOME
Insteel Industries, Inc.*	887,051	—	—	887,051	$14,707,306	$—	$274,986
Rofin-Sinar Technologies, Inc.	1,840,310	—	—	1,840,310	45,823,719	—	—
Total					$60,531,025	$—	$274,986

  *  Represents an unaffiliated issuer as of April 30, 2013, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	5.24%
Consumer Staples	5.97
Energy	4.98
Financials	16.71
Health Care	2.07
Industrials	9.42
Information Technology	15.77
Materials	3.32
Utilities	2.86
Total U.S. Common Stocks	66.34
International Common Stocks
Energy	2.33
Financials	0.88
Health Care	1.34
Materials	5.61
Total International Common Stocks	10.16
U.S. Preferred Stock
Consumer Staples	0.17
Total U.S. Preferred Stock	0.17
Warrant	0.40
Commodity	3.54
International Corporate Bond
Materials	0.15
Total International Corporate Bond	0.15
U.S. Convertible Bond
Industrials	1.02
Total U.S. Convertible Bond	1.02

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

U.S. Value Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
U.S. Corporate Bonds
Consumer Discretionary	0.63%
Energy	0.84
Industrials	0.19
Total U.S. Corporate Bonds	1.66
Commercial Paper
International Commercial Paper	5.37
U.S. Commercial Paper	11.37
Total Commercial Paper	16.74
Total Investments	100.18%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

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Fund Overview | Data as of April 30, 2013 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and, to a limited extent, other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests primarily in gold, gold related securities and issuers principally engaged in the gold industry.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	–26.95%	–0.53%	10.44%
with sales load	–30.62%	–1.54%	9.87%
FTSE Gold Mines Index	–36.48%	–7.55%	5.32%
MSCI World Index	16.70%	1.81%	8.29%
Consumer Price Index	1.06%	1.60%	2.38%

Asset Allocation*

Countries**
Canada	34.21%
United States	33.08
South Africa	9.14
Mexico	7.82
Australia	6.91
West Africa	5.19
Bermuda	0.76
Channel Island	0.26

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Gold Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (United States)	24.85%
Agnico-Eagle Mines Limited (Canada)	6.65
Goldcorp, Inc. (Canada)	5.66
Randgold Resources Limited, ADR (Africa)	5.19
Newcrest Mining Limited (Australia)	4.59
AngloGold Ashanti Limited, ADR (South Africa)	4.36
Fresnillo PLC (Mexico)	4.17
Industrias Peñoles S.A.B. de C.V. (Mexico)	3.67
Kinross Gold Corporation (Canada)	3.54
Barrick Gold Corporation (Canada)	3.35
Total	66.03%

  *  Holdings in cash, commercial paper, money market funds and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

First Eagle Gold Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 70.96%
International Common Stocks — 62.71%
Africa 5.19%
1,264,736	Randgold Resources Limited, ADR	$28,073,424	$103,430,110
Australia 6.91%
5,247,646	Newcrest Mining Limited	159,004,290	91,406,205
6,890,791	Regis Resources Limited (a)	32,462,689	26,918,687
4,118,481	Kingsgate Consolidated Limited	18,612,918	9,217,948
2,613,520	Medusa Mining Limited	12,846,050	8,855,580
7,991,615	St. Augustine Gold and Copper Limited (a)(b)	8,188,305	1,229,601
		231,114,252	137,628,021
Bermuda 0.77%
3,081,450	Continental Gold Limited (a)	22,650,691	15,232,898
Canada 32.74%
4,100,010	Agnico-Eagle Mines Limited	196,140,991	132,352,914
3,808,920	Goldcorp, Inc.	126,600,740	112,667,854
12,974,472	Kinross Gold Corporation	170,463,438	70,581,128
3,386,013	Barrick Gold Corporation	113,560,925	66,738,316
1,003,033	Franco-Nevada Corporation	17,431,540	43,669,870
5,379,731	New Gold, Inc. (a)	9,472,072	43,148,924
5,123,257	Eldorado Gold Corporation	54,896,928	40,532,418
5,755,592	IAMGOLD Corporation	31,401,352	30,909,026
6,750,740	Osisko Mining Corporation (a)(c)	51,245,902	28,479,894
1,918,596	Dundee Precious Metals, Inc. (a)(c)	3,080,638	12,303,087
4,991,700	Rainy River Resources Limited (a)	25,914,627	11,495,676
4,309,970	B2Gold Corporation (a)	11,219,363	10,824,126
5,612,300	SEMAFO, Inc.	21,126,151	10,640,751
868,060	Detour Gold Corporation (a)(c)	19,303,138	10,443,604
2,815,100	Alacer Gold Corporation	12,734,387	8,439,152
4,535,313	Guyana Goldfields, Inc. (a)	19,295,573	8,103,597
3,512,880	Gabriel Resources Limited (a)	20,363,078	6,346,478
708,800	Primero Mining Corporation (a)	4,122,348	4,186,381
		908,373,191	651,863,196
Channel Island 0.26%
3,066,400	Lydian International Limited (a)	6,767,759	5,083,272
Mexico 7.83%
4,636,741	Fresnillo PLC	24,306,771	82,969,871

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Consolidated Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 62.71% — (continued)
Mexico 7.83% — (continued)
1,734,777	Industrias Peñoles S.A.B. de C.V.	$3,522,352	$72,980,348
		27,829,123	155,950,219
South Africa 9.01%
4,453,996	AngloGold Ashanti Limited, ADR	158,128,325	86,852,922
7,103,944	Gold Fields Limited, ADR	80,462,583	52,995,422
6,627,793	Harmony Gold Mining Company Limited, ADR	64,457,630	34,000,578
1,448,373	Sibanye Gold Limited, ADR (a)	10,377,975	5,576,236
		313,426,513	179,425,158
Total International Common Stocks		1,538,234,953	1,248,612,874
U.S. Common Stocks — 8.25%
Materials 8.25%
1,879,377	Newmont Mining Corporation	77,323,655	60,891,816
3,171,490	Tahoe Resources, Inc. (a)(c)	44,486,169	55,093,384
867,401	Royal Gold, Inc.	14,962,981	48,210,147
Total U.S. Common Stocks		136,772,805	164,195,347
Total Common Stocks		1,675,007,758	1,412,808,221
International Preferred Stock — 0.14%
South Africa 0.14%
120,000	AngloGold Ashanti Holdings Finance PLC 6.00% (d)	6,000,000	2,844,000
Investment Company — 0.02%
416,472	State Street Institutional U.S. Government Money Market Fund, Institutional Class	416,472	416,472
Warrants — 0.00%
Canada — 0.00%
5,500,000	Great Basin Gold Limited Warrant expire 03/30/14 (a)(e)(f)(g)	664,820	0
500,000	St. Augustine Gold & Copper Warrant expire 07/15/13 (a)(b)(e)(f)	0	0
Total Warrants		664,820	0

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Gold Fund

OUNCES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commodity — 24.85%
335,178	Gold bullion (a)	$183,135,784	$494,705,610
PRINCIPAL
International Convertible Bonds — 1.51%
Canada 1.51%
30,000,000 USD	Detour Gold Corporation 5.50% due 11/30/17 (f)(h)	30,000,000	30,000,000
South Africa 0.00%
2,000,000 CAD	Great Basin Gold Limited 8.00% due 11/30/14 (c)(e)(f)(g)(i)	1,900,540	0
Total International Convertible Bonds		31,900,540	30,000,000
Commercial Paper — 2.63%
International Commercial Paper — 1.33%
France 1.33%
26,484,000 USD	Total SA 0.09% due 05/01/13	26,484,000	26,484,000
U.S. Commercial Paper — 1.30%
$7,027,000	Avery Dennison Corporation 0.27% due 05/01/13	7,027,000	7,027,000
5,120,000	Avery Dennison Corporation 0.28% due 05/01/13	5,120,000	5,120,000
8,828,000	Coca-Cola Company 0.20% due 05/01/13	8,828,000	8,828,000
4,944,000	Con Edison, Inc. 0.23% due 05/01/13	4,944,000	4,944,000
Total U.S. Commercial Paper		25,919,000	25,919,000
Total Commercial Paper		52,403,000	52,403,000
Total Investments — 100.11%		$1,949,528,374	1,993,177,303
Liabilities in Excess of Other Assets — (0.11)%			(2,139,719)
Net Assets — 100.00%			$1,991,037,584

  (a)  Non-income producing security/commodity.

  (b)  Represents a security registered under Regulation D. Regulation D provides exemptions for small companies to offer and sell their securities without having to register the securities under the Securities Act of 1933.

  (c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (d)  This security is convertible until August 9, 2013.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Consolidated Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

  (e)  Security is deemed illiquid. At April 30, 2013, the value of these securities amounted to $0 or 0.00% of net assets.

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $30,000,000 or 1.51% of net assets.

  (g)  Issuer is in default.

  (h)  This security is convertible until November 30, 2017.

  (i)  This security is convertible until November 30, 2014.

At April 30, 2013, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$628,103,654
Gross unrealized depreciation	(584,454,725)
Net unrealized appreciation	$43,648,929

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

PLC  — Public Limited Company

Currencies

CAD  — Canadian Dollar

USD  — United States Dollar

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Materials	62.71%
Total International Common Stocks	62.71
U.S. Common Stocks
Materials	8.25
Total U.S. Common Stocks	8.25
International Preferred Stock
Materials	0.14
Total International Preferred Stock	0.14
Investment Company	0.02
Warrants	0.00
Commodity	24.85

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Gold Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Convertible Bonds
Materials	1.51%
Total International Convertible Bonds	1.51
Commercial Paper
International Commercial Paper	1.33
U.S. Commercial Paper	1.30
Total Commercial Paper	2.63
Total Investments	100.11%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

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Fund Overview | Data as of April 30, 2013 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Global Income Builder seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^
	ONE-YEAR	THREE-YEARS	SINCE INCEPTION (5/1/2012)
First Eagle Global Income Builder (A Shares)
without sales load	—	—	12.21%
with sales load	—	—	6.56
MSCI World Index	16.70%	9.59%	16.42
Barclays Capital U.S. Aggregate Bond Index	3.68	5.51	3.81

Asset Allocation*

Countries**
United States	46.17%
France	7.71
Canada	6.39
Sweden	4.18
Japan	3.58
United Kingdom	3.09
Netherlands	2.84
Germany	2.11
Australia	1.97
Italy	1.84
Singapore	1.79
Switzerland	1.72
Norway	1.46
Belgium	1.37
Austria	1.31
Ireland	1.08
Mexico	0.73
Bermuda	0.71
Hong Kong	0.60
South Korea	0.59
Spain	0.56
Israel	0.32
Thailand	0.26
South Africa	0.18
Greece	0.10

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Income Builder Fund

Growth of a $10,000 Initial Investment

  The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 1.30% for A Shares, 2.05% for C Shares, and 1.05% for I Shares with gross operating expenses of 1.41%, 2.15%, and 1.17% respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until December 31, 2013. The expense limitation may be terminated by the Adviser in future years. Performance figures reflect contractual waivers and/or expense limitations, without which total returns may have been lower.

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs, ABS, and CMBS. The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings*
Bouygues SA (French industrial company)	1.85%
Nestlé SA (Swiss food product manufacturer)	1.73
Microsoft Corporation (U.S. software developer)	1.68
FirstEnergy Corporation (U.S. diversified energy company)	1.61
Intel Corporation (U.S. computer components and related products manufacturer)	1.58
Thompson Creek Metals Company, Inc. (Canadian mining company)	1.55
Roundy's Supermarkets, Inc. Term Loan B (U.S. wholesale grocery company)	1.55
SandRidge Energy, Inc. (U.S. oil & gas company)	1.55
Sysco Corporation (U.S. food services distributor)	1.53
Hoya Corporation (Japanese electronic components company)	1.51
Total	16.14%

  *  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

First Eagle Global Income Builder Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 53.00%
U.S. Common Stocks — 19.65%
Consumer Discretionary 0.57%
68,149	H&R Block, Inc.	$1,277,495	$1,890,453
Consumer Staples 3.58%
144,503	Sysco Corporation	4,473,679	5,037,374
108,866	Lorillard, Inc.	4,301,598	4,669,263
17,541	Colgate-Palmolive Company	1,856,601	2,094,571
		10,631,878	11,801,208
Energy 1.93%
76,536	ConocoPhillips	4,398,653	4,626,601
112,184	San Juan Basin Royalty Trust	1,759,160	1,733,243
		6,157,813	6,359,844
Financials 2.49%
1,989,500	Frasers Commercial Trust, REIT	1,866,057	2,517,537
46,311	Plum Creek Timber Company, Inc., REIT	2,011,671	2,386,869
20,967	Rayonier, Inc., REIT	1,038,569	1,245,859
36,101	Weyerhaeuser Company, REIT	860,609	1,101,442
19,769	Cincinnati Financial Corporation	751,475	966,902
		6,528,381	8,218,609
Industrials 2.43%
39,731	Lockheed Martin Corporation	3,542,247	3,936,945
19,905	3M Company	1,833,235	2,084,252
26,447	Northrop Grumman Corporation	1,747,227	2,003,096
		7,122,709	8,024,293
Information Technology 5.56%
166,868	Microsoft Corporation	4,747,887	5,523,331
217,408	Intel Corporation	4,819,146	5,206,922
153,300	Cisco Systems, Inc.	3,050,426	3,207,036
67,016	Linear Technology Corporation	2,196,137	2,446,084
24,083	Automatic Data Processing, Inc.	1,401,215	1,621,749
8,496	Texas Instruments, Inc.	230,380	307,640
		16,445,191	18,312,762
Materials 0.60%
61,083	Newmont Mining Corporation	2,640,926	1,979,089
Utilities 2.49%
113,976	FirstEnergy Corporation	4,863,075	5,311,281

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 19.65% — (continued)
Utilities 2.49% — (continued)
40,543	Entergy Corporation	$2,654,321	$2,887,878
		7,517,396	8,199,159
Total U.S. Common Stocks		58,321,789	64,785,417
International Common Stocks — 33.35%
Australia 0.53%
100,455	Newcrest Mining Limited	2,431,742	1,749,777
Austria 1.31%
24,783	Mayr Melnhof Karton AG	2,677,507	2,662,584
35,573	OMV AG	1,274,797	1,669,647
		3,952,304	4,332,231
Belgium 1.38%
58,862	Groupe Bruxelles Lambert SA	4,557,665	4,553,575
Canada 2.52%
331,325	Penn West Petroleum Limited	3,899,920	3,058,130
49,700	Cenovus Energy, Inc.	1,529,202	1,488,018
70,795	Barrick Gold Corporation	2,451,404	1,395,369
46,518	Goldcorp, Inc.	1,724,270	1,376,002
31,036	Agnico-Eagle Mines Limited	1,383,842	1,001,877
		10,988,638	8,319,396
France 7.08%
218,667	Bouygues SA	5,899,823	6,096,132
90,657	Total SA	4,565,970	4,564,571
38,429	Sanofi	3,387,051	4,207,527
55,701	Ciments Francais SA	3,213,041	3,040,511
36,077	Neopost SA	1,986,446	2,370,623
73,980	Carrefour SA	1,796,055	2,189,964
18,902	Legrand SA	743,904	879,968
		21,592,290	23,349,296
Germany 2.12%
85,778	Daimler AG	4,653,524	4,741,551
104,419	Hamburger Hafen und Logistik AG	2,452,757	2,244,769
		7,106,281	6,986,320
Greece 0.10%
33,961	Jumbo SA	148,295	319,467
Hong Kong 0.60%
215,000	Hopewell Holdings Limited	770,186	828,367

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Income Builder Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 33.35% — (continued)
Hong Kong 0.60% — (continued)
67,700	Guoco Group Limited	$589,955	$808,253
80,000	Great Eagle Holdings Limited	263,852	338,124
		1,623,993	1,974,744
Ireland 1.09%
167,155	CRH PLC	3,238,908	3,588,249
Israel 0.33%
90,007	Israel Chemicals Limited	1,107,788	1,070,305
Italy 1.85%
131,865	Eni S.p.A	3,087,915	3,150,544
819,982	Italcementi S.p.A. RSP	2,225,141	2,524,412
41,371	Recordati S.p.A.	349,496	426,185
		5,662,552	6,101,141
Japan 3.60%
248,600	Hoya Corporation	4,977,297	4,963,591
63,300	Astellas Pharma, Inc.	3,033,608	3,678,686
88,800	NKSJ Holdings, Inc.	1,880,381	2,246,281
14,800	Ono Pharmaceutical Company Limited	869,307	973,874
		10,760,593	11,862,432
Mexico 0.74%
136,020	Fresnillo PLC	2,821,720	2,433,943
Netherlands 1.69%
90,916	Sligro Food Group NV	2,748,155	2,990,339
19,967	HAL Trust	2,430,287	2,574,418
		5,178,442	5,564,757
Norway 0.99%
363,571	Orkla ASA	2,999,420	3,268,238
Singapore 0.32%
416,000	Singapore Airport Terminal Services Limited	935,194	1,062,946
South Africa 0.18%
31,088	AngloGold Ashanti Limited, ADR	991,926	606,216
South Korea 0.59%
27,200	KT&G Corporation	2,102,431	1,958,558
Spain 0.56%
34,768	Red Electrica Corporation SA	1,634,742	1,847,539
Sweden 1.23%
139,947	Investor AB, Class 'A'	3,601,565	4,044,549

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 33.35% — (continued)
Switzerland 1.73%
79,783	Nestlé SA	$5,294,620	$5,691,439
Thailand 0.26%
1,762,000	Thai Beverage PCL	512,015	864,706
United Kingdom 2.55%
165,040	GlaxoSmithKline PLC	3,714,270	4,256,799
914,050	WM Morrison Supermarkets PLC	3,864,341	4,147,216
		7,578,611	8,404,015
Total International Common Stocks		106,821,735	109,953,839
Total Common Stocks		165,143,524	174,739,256
Closed-End Mutual Fund — 0.71%
Singapore 0.71%
4,645,200	Macquarie International Infrastructure Fund Limited	2,200,610	2,355,005
OUNCES
Commodity — 0.59%
1,308	Gold bullion (a)	2,094,674	1,929,691
PRINCIPAL
Bonds — 31.95%
U.S. Convertible Bond 1.05%
$3,400,000	Advanced Micro Devices, Inc. 6.00% due 05/01/15 (b)	3,213,245	3,451,000
U.S. Corporate Bonds — 18.97%
959,000	Air Medical Group Holdings, Inc. 9.25% due 11/01/18	1,014,839	1,066,888
1,357,000	Aleris International, Inc. 7.875% due 11/01/20	1,353,392	1,475,738
881,000	American Axle & Manufacturing, Inc. 6.25% due 03/15/21	881,000	932,759
2,522,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	2,573,066	2,707,997
2,475,000	Basic Energy Services, Inc. 7.75% due 02/15/19	2,471,849	2,598,750
475,000	Basic Energy Services, Inc. 7.75% due 10/15/22	475,000	502,313
See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Income Builder Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 18.97% — (continued)
$3,600,000	Bi-Lo LLC 9.25% due 02/15/19 (c)	$3,839,863	$3,960,000
500,000	Carrizo Oil & Gas, Inc. 7.50% due 09/15/20	509,696	545,000
900,000	Carrizo Oil & Gas, Inc. 8.625% due 10/15/18	943,554	1,001,250
1,500,000	CCO Holdings LLC 7.375% due 06/01/20	1,647,966	1,691,250
780,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (c)	862,627	900,900
2,225,000	CommScope, Inc. 8.25% due 01/15/19 (c)	2,388,799	2,441,937
4,500,000	Drill Rigs Holdings, Inc. 6.50% due 10/01/17 (c)	4,524,852	4,578,750
375,000	Everest Acquisition LLC 6.875% due 05/01/19	393,169	412,500
1,200,000	Everest Acquisition LLC 7.75% due 09/01/22	1,216,951	1,383,000
3,350,000	Fiesta Restaurant Group, Inc. 8.875% due 08/15/16	3,588,337	3,647,312
3,000,000	Frontier Communications Corporation 8.50% due 04/15/20	3,387,409	3,465,000
1,525,000	Huntington Ingalls Industries, Inc. 7.125% due 03/15/21	1,654,115	1,704,187
1,000,000	International Lease Finance Corporation 5.875% due 04/01/19	1,061,113	1,102,390
550,000	International Lease Finance Corporation 6.25% due 05/15/19	557,491	619,438
3,300,000	Mead Products 6.75% due 04/30/20 (c)	3,447,451	3,522,750
850,000	PHH Corporation 7.375% due 09/01/19	857,301	975,375
350,000	PHH Corporation 9.25% due 03/01/16	360,870	412,125
2,000,000	Rentech Nitrogen Partners L.P. 6.50% due 04/15/21 (c)	2,037,399	2,057,500
4,925,000	SandRidge Energy, Inc. 7.50% due 02/15/23	5,133,754	5,097,375
2,350,000	STHI Holding Corporation 8.00% due 03/15/18 (c)	2,533,555	2,585,000
2,373,000	Taylor Morrison Communities, Inc. 7.75% due 04/15/20 (c)	2,540,661	2,675,558

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 18.97% — (continued)
$2,575,000	Toys R Us Property Company I 10.75% due 07/15/17	$2,740,500	$2,764,906
1,255,000	Toys R Us Property Company II 8.50% due 12/01/17	1,318,611	1,353,831
3,700,000	Tronox Finance LLC 6.375% due 08/15/20 (c)	3,737,710	3,704,625
600,000	Wolverine World Wide, Inc. 6.125% due 10/15/20 (c)	610,008	656,250
Total U.S. Corporate Bonds		60,662,908	62,542,654
International Corporate Bonds — 11.93%
Australia 1.45%
1,354,000 USD	Ausdrill Finance Pty Limited 6.875% due 11/01/19 (d)	1,355,215	1,377,695
3,300,000 USD	Nufarm Australia Limited 6.375% due 10/15/19 (c)	3,451,046	3,407,250
		4,806,261	4,784,945
Bermuda 0.72%
500,000 USD	Aircastle Limited 6.25% due 12/01/19	511,975	560,000
1,525,000 USD	Aircastle Limited 7.625% due 04/15/20	1,631,348	1,807,125
		2,143,323	2,367,125
Canada 3.90%
1,500,000 USD	New Gold, Inc. 6.25% due 11/15/22 (c)	1,522,899	1,552,500
500,000 USD	New Gold, Inc. 7.00% due 04/15/20 (c)	515,169	532,500
4,000,000 USD	PetroBakken Energy Limited 8.625% due 02/01/20 (c)	4,117,323	4,140,000
1,000,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	1,053,612	1,087,500
400,000 USD	Precision Drilling Corporation 6.625% due 11/15/20	400,885	433,000
4,788,000 USD	Thompson Creek Metals Company, Inc. 9.75% due 12/01/17	5,059,630	5,123,160
		12,669,518	12,868,660
France 0.67%
500,000 USD	Rexel SA 5.25% due 06/15/20 (c)	499,906	530,000
1,550,000 USD	Rexel SA 6.125% due 12/15/19 (c)	1,588,729	1,674,000
		2,088,635	2,204,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Income Builder Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 11.93% — (continued)
Netherlands 1.17%
2,300,000 EUR	HeidelbergCement Finance BV 8.50% due 10/31/19 (e)	$3,523,247	$3,865,707
Norway 0.48%
1,630,000 USD	Eksportfinans ASA 2.00% due 09/15/15	1,548,796	1,579,556
Sweden 2.98%
2,350,000 EUR	Eileme 2 AB 11.75% due 01/31/20 (c)	3,457,148	3,679,213
1,700,000 USD	Perstorp Holding AB 8.75% due 05/15/17 (c)	1,728,068	1,838,125
2,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (c)	2,799,083	2,868,115
1,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (e)	1,361,490	1,434,058
		9,345,789	9,819,511
United Kingdom 0.56%
210,000 USD	Jaguar Land Rover PLC 5.625% due 02/01/23 (c)	210,000	220,500
1,400,000 USD	Jaguar Land Rover PLC 8.125% due 05/15/21 (c)	1,492,673	1,610,000
		1,702,673	1,830,500
Total International Corporate Bonds		37,828,242	39,320,004
Total Bonds		101,704,395	105,313,658
Term Loans — 6.94%
United States 6.94%
3,336,637 USD	Alcatel-Lucent, Term Loan C 7.25% due 01/30/19	3,382,551	3,426,310
873,810 USD	Ameriforge Group, Inc. 6.00% due 12/19/19	869,532	888,009
590,000 USD	Calceus Acquisition, Inc. 5.75% due 02/01/20	587,122	599,588
2,634,000 USD	Caraustar Industry, Inc. due 04/10/19 (f)(g)	2,663,965	2,660,340
2,189,000 USD	Fortescue Metals Group 5.25% due 10/18/17	2,186,388	2,228,067
2,149,613 USD	NEP Supershooters L.P. 4.75% due 01/22/20	2,153,363	2,186,560

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Term Loans — 6.94% — (continued)
United States 6.94% — (continued)
5,176,591 USD	Roundy's Supermarkets, Inc., Term Loan B 0.00% — 5.75% due 02/13/19 (f)(g)	$4,964,798	$5,111,884
2,057,000 EUR	U.S. Coating Acquisition, Inc., Term Loan B 0.00% — 5.25% due 01/18/20 (f)(g)	2,772,893	2,744,468
2,963,110 USD	Van Wagner Communications, Term Loan B 8.25% due 08/03/18	2,997,915	3,029,780
Total Term Loans		22,578,527	22,875,006
Commercial Paper — 7.38%
International Commercial Paper — 3.73%
France 3.73%
12,297,000 USD	Total SA 0.09% due 05/01/13	12,297,000	12,297,000
U.S. Commercial Paper — 3.65%
$3,263,000	Avery Dennison Corporation 0.27% due 05/01/13	3,263,000	3,263,000
2,377,000	Avery Dennison Corporation 0.28% due 05/01/13	2,377,000	2,377,000
4,099,000	Coca-Cola Company 0.20% due 05/01/13	4,099,000	4,099,000
2,295,000	Con Edison, Inc. 0.23% due 05/01/13	2,295,000	2,295,000
Total U.S. Commercial Paper		12,034,000	12,034,000
Total Commercial Paper		24,331,000	24,331,000
Total Investments — 100.57%		$318,052,730	331,543,616
Liabilities in Excess of Other Assets — (0.57)%			(1,867,971)
Net Assets — 100.00%			$329,675,645

  (a)  Non-income producing security/commodity.

  (b)  This security is convertible until April 30, 2015.

  (c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (d)  Security is deemed illiquid. At April 30, 2013, the value of these securities amounted to $1,377,695 or 0.42% of net assets.

  (e)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(f)  At April 30, 2013, all or a portion of the security was segregated to cover collateral requirements for extended trade settlements.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Income Builder Fund

(g)  All or a portion of the security represents unsettled loan positions.

At April 30, 2013, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$19,209,619
Gross unrealized depreciation	(5,718,733)
Net unrealized appreciation	$13,490,886

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2013	UNREALIZED APPRECIATION AT APRIL 30, 2013	UNREALIZED DEPRECIATION AT APRIL 30, 2013
06/19/13	1,265,000	Euro	$1,647,307	$1,666,453	$—	$(19,146)
07/17/13	12,335,000	Euro	16,262,473	16,249,986	12,487	—
08/21/13	3,429,000	Euro	4,523,566	4,518,213	5,353	—
09/18/13	2,413,000	Euro	3,124,040	3,180,960	—	(56,920)
10/16/13	2,228,000	Euro	2,927,180	2,937,747	—	(10,567)
06/19/13	60,506,000	Japanese Yen	629,707	620,820	8,887	—
07/17/13	60,506,000	Japanese Yen	629,924	620,926	8,998	—
08/21/13	121,012,000	Japanese Yen	1,259,597	1,241,788	17,809	—
09/18/13	89,440,000	Japanese Yen	939,441	918,277	21,164	—
10/16/13	62,904,000	Japanese Yen	633,175	645,971	—	(12,796)
			$32,576,410	$32,601,141	$74,698	$(99,429)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	0.57%
Consumer Staples	3.58
Energy	1.93
Financials	2.49
Industrials	2.43
Information Technology	5.56
Materials	0.60
Utilities	2.49
Total U.S. Common Stocks	19.65

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	1.54%
Consumer Staples	5.41
Energy	4.21
Financials	4.42
Health Care	4.11
Industrials	4.36
Information Technology	2.23
Materials	6.51
Utilities	0.56
Total International Common Stocks	33.35
Closed-End Mutual Fund	0.71
Commodity	0.59
U.S. Convertible Bond
Industrials	1.05
Total U.S. Convertible Bond	1.05
U.S. Corporate Bonds
Consumer Discretionary	5.54
Consumer Staples	1.20
Energy	5.17
Financials	0.52
Health Care	0.78
Industrials	1.27
Materials	2.19
Telecommunication Services	2.30
Total U.S. Corporate Bonds	18.97

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Income Builder Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Corporate Bonds
Consumer Discretionary	0.56%
Energy	1.72
Financials	1.62
Industrials	0.67
Materials	6.24
Telecommunication Services	1.12
Total International Corporate Bonds	11.93
Term Loans	6.94
Commercial Paper
International Commercial Paper	3.73
U.S. Commercial Paper	3.65
Total Commercial Paper	7.38
Total Investments	100.57%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

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Fund Overview | Data as of April 30, 2013 (unaudited)

INVESTMENT OBJECTIVE

First Eagle High Yield Fund seeks to provide investors with a high level of current income. To pursue its investment objective the Fund normally invests at least 80% of its net assets in high yield, below investment-grade instruments, or other instruments.

Average Annual Returns^
	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (11-19-07)
First Eagle High Yield Fund (I Shares)	11.80%	14.14%	13.05%
Barclays Capital U.S. Corporate High Yield Bond Index	13.98	11.11	10.53

Asset Allocation*

Countries**
United States	71.33%
Canada	4.63
Cayman Islands	3.06
Sweden	2.51
United Kingdom	2.09
Australia	2.05
Germany	1.52
Netherlands	1.48
Bermuda	1.48
Ireland	1.36
Norway	1.17
France	1.00
Austria	0.73

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

High Yield Fund

Growth of a $10,000 Initial Investment

  The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 0.80% for I Shares, 1.25% for A Shares, and 2.00% for C Shares, with gross operating expenses of 0.94%, 1.19%, and 1.94% respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until December 31, 2013. The expense limitation may be terminated by the Adviser in future years. Performance figures reflect contractual waivers and/or expense limitations, without which total returns may have been lower.

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class I Shares do not give effect to the deduction of a maximum sales charge.

The Barclays Capital U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings*
Bi-Lo LLC (U.S. food-retail company)	1.69%
Roundy's Supermarkets, Inc. Term Loan B (U.S. wholesale grocery company)	1.53
Advanced Micro Devices, Inc. (U.S. integrated circuits manufacturer)	1.44
Toys R Us Property Company I (U.S. toy retailer)	1.42
HeidelbergCement Finance BV (German building materials manufacturer)	1.36
Frontier Communications Corporation (U.S. communications services provider)	1.30
CCO Holdings LLC (U.S. cable services provider)	1.29
Citgo Petroleum Corporation (U.S. refiner and marketer of transportation fuels)	1.27
Tronox Finance LLC (U.S. mineral exploration company)	1.25
RDS Ultra-Deepwater Limited (Cayman Islands oil and gas drilling company)	1.24
Total	13.79%

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

First Eagle High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 76.91%
U.S. Convertible Bonds — 2.07%
$12,650,000	Advanced Micro Devices, Inc. 6.00% due 05/01/15 (a)	$11,940,005	$12,839,750
1,915,000	Headwaters, Inc. 8.75% due 02/01/16 (b)	1,956,477	2,117,272
3,452,000	RadioShack Corporation 2.50% due 08/01/13 (c)(d)	3,413,923	3,426,110
Total U.S. Convertible Bonds		17,310,405	18,383,132
U.S. Corporate Bonds — 53.90%
766,000	Affinia Group, Inc. 7.75% due 05/01/21 (d)	766,000	791,853
4,037,000	Air Medical Group Holdings, Inc. 9.25% due 11/01/18	4,270,029	4,491,163
5,221,000	Aleris International, Inc. 7.875% due 11/01/20	5,218,113	5,677,837
9,931,000	Alliance One International, Inc. 10.00% due 07/15/16	9,971,850	10,595,384
2,909,000	American Axle & Manufacturing, Inc. 6.25% due 03/15/21	2,909,000	3,079,904
3,478,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	3,522,722	3,734,503
9,825,000	Appleton Papers, Inc. 10.50% due 06/15/15 (d)	10,114,539	10,414,500
8,672,000	Atlas Energy Holdings Operating Company LLC 7.75% due 01/15/21 (d)(e)	8,690,563	8,541,920
1,157,000	Atlas Pipeline Partners L.P. 5.875% due 08/01/23 (d)	1,157,000	1,191,710
2,950,000	Atwood Oceanics, Inc. 6.50% due 02/01/20	3,075,383	3,230,250
6,238,000	Basic Energy Services, Inc. 7.75% due 02/15/19	6,165,557	6,549,900
3,475,000	Basic Energy Services, Inc. 7.75% due 10/15/22	3,475,000	3,674,813
13,625,000	Bi-Lo LLC 9.25% due 02/15/19 (d)	14,391,754	14,987,500
1,925,000	Bon-Ton Department Stores, Inc. 10.25% due 03/15/14	1,917,295	1,946,656
6,410,000	Bon-Ton Department Stores, Inc. 10.625% due 07/15/17	5,164,221	6,482,112
7,687,800	Brickman Group Holdings, Inc. 9.125% due 11/01/18 (d)(e)	7,693,326	8,408,531
7,625,000	Carrizo Oil & Gas, Inc. 8.625% due 10/15/18	7,912,712	8,482,812

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 53.90% — (continued)
$441,000	CCO Holdings LLC 6.625% due 01/31/22	$456,564	$487,305
10,210,000	CCO Holdings LLC 7.375% due 06/01/20	11,125,289	11,511,775
9,810,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (d)	10,773,514	11,330,550
8,522,000	Cleaver-Brooks, Inc. 8.75% due 12/15/19 (d)	8,771,972	9,416,810
2,150,000	Cloud Peak Energy Resources 8.25% due 12/15/17	2,263,470	2,322,000
110,000	Cloud Peak Energy Resources 8.50% due 12/15/19	110,754	121,000
4,547,000	Coinstar, Inc. 6.00% due 03/15/19 (d)	4,594,250	4,728,880
8,073,000	CommScope, Inc. 8.25% due 01/15/19 (d)	8,493,425	8,860,117
10,283,000	Drill Rigs Holdings, Inc. 6.50% due 10/01/17 (d)	10,379,815	10,462,952
7,400,000	DriveTime Automotive Group, Inc. 12.625% due 06/15/17	8,069,598	8,315,750
3,500,000	DriveTime Automotive Group, Inc. 12.625% due 06/15/17 (d)	3,885,000	3,933,125
4,000,000	EP Energy LLC 9.375% due 05/01/20	4,049,601	4,680,000
1,325,000	Everest Acquisition LLC 6.875% due 05/01/19	1,351,847	1,457,500
7,320,000	Fiesta Restaurant Group, Inc. 8.875% due 08/15/16	7,691,304	7,969,650
10,036,000	Frontier Communications Corporation 8.50% due 04/15/20	10,908,452	11,591,580
7,409,000	GenCorp, Inc. 7.125% due 03/15/21 (d)	7,708,139	8,020,242
7,107,000	Goodman Networks, Inc. 13.125% due 07/01/18 (d)(e)	7,368,275	7,924,305
6,970,000	Headwaters, Inc. 7.625% due 04/01/19	6,901,677	7,579,875
3,000,000	Huntington Ingalls Industries, Inc. 6.875% due 03/15/18	3,136,361	3,333,750
5,762,000	Huntington Ingalls Industries, Inc. 7.125% due 03/15/21	6,145,613	6,439,035
3,350,000	Interface, Inc. 7.625% due 12/01/18	3,568,431	3,655,688

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 53.90% — (continued)
$6,000,000	International Lease Finance Corporation 5.875% due 04/01/19	$6,244,452	$6,614,340
5,210,000	International Lease Finance Corporation 6.25% due 05/15/19	5,314,133	5,867,762
2,000,000	International Lease Finance Corporation 8.625% due 09/15/15	2,132,796	2,287,500
2,205,000	JC Penney Corporation, Inc. Series A 6.875% due 10/15/15	2,184,662	2,224,294
5,937,000	JMC Steel Group 8.25% due 03/15/18 (d)(e)	6,067,235	6,241,271
10,333,000	Kemet Corporation 10.50% due 05/01/18	10,553,964	10,849,650
3,646,000	Kraton Polymers 6.75% due 03/01/19	3,726,640	3,837,415
6,500,000	Landry's, Inc. 9.375% due 05/01/20 (d)	6,681,178	7,190,625
2,245,000	Manitowoc Company, Inc. 9.50% due 02/15/18	2,401,319	2,480,725
5,684,000	Mcron Finance Corporation 8.375% due 05/15/19 (d)	5,760,815	6,280,820
9,225,000	Mead Products 6.75% due 04/30/20 (d)	9,623,018	9,847,687
762,000	Milacron LLC 7.75% due 02/15/21 (d)	762,000	796,290
9,372,000	New Albertsons, Inc. 7.25% due 05/01/13	9,372,000	9,372,000
2,274,000	Noranda Aluminum Acquisition Corporation 11.00% due 06/01/19 (d)(e)	2,274,000	2,262,630
4,300,000	Parker Drilling Company 9.125% due 04/01/18	4,495,604	4,730,000
2,919,000	PHH Corporation 9.25% due 03/01/16	2,937,064	3,437,123
3,750,000	Post Holdings, Inc. 7.375% due 02/15/22	3,884,006	4,181,250
3,729,000	Quality Distribution 9.875% due 11/01/18	4,009,694	4,157,835
9,800,000	Quiksilver, Inc. 6.875% due 04/15/15	9,800,000	9,824,696
6,386,000	Radio Systems Corporation 8.375% due 11/01/19 (d)	6,531,969	6,960,740
6,879,000	Rentech Nitrogen Partners L.P. 6.50% due 04/15/21 (d)	7,002,305	7,076,771
6,240,000	Rex Energy Corporation 8.875% due 12/01/20 (d)(e)	6,216,315	6,684,600

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 53.90% — (continued)
$8,846,000	ROC Finance 12.125% due 09/01/18 (d)	$9,946,593	$10,438,280
1,148,000	Rosetta Resources, Inc. 5.625% due 05/01/21	1,148,000	1,198,225
3,950,000	Samson Investment Company 9.75% due 02/15/20 (d)	4,063,624	4,216,625
9,275,000	SandRidge Energy, Inc. 7.50% due 02/15/23	9,450,012	9,599,625
8,363,000	Seitel, Inc. 9.50% due 04/15/19 (d)	8,404,052	8,760,242
2,690,000	Shea Homes L.P. 8.625% due 05/15/19	2,720,727	3,069,963
6,430,990	Sheridan Group, Inc. 12.50% due 04/15/14	5,839,130	6,447,068
6,982,000	STHI Holding Corporation 8.00% due 03/15/18 (d)	7,501,046	7,680,200
8,516,000	Sugarhouse HSP Gaming Prop Mezz L.P. 8.625% due 04/15/16 (d)	9,000,888	9,144,055
7,264,000	Taylor Morrison Communities, Inc. 7.75% due 04/15/20 (d)	7,662,830	8,190,160
2,714,000	Tower Automotive Holdings USA 10.625% due 09/01/17 (d)	2,978,048	2,900,615
11,781,000	Toys R Us Property Company I 10.75% due 07/15/17	12,515,511	12,649,849
1,745,000	Toys R Us Property Company II 8.50% due 12/01/17	1,810,404	1,882,419
11,082,000	Tronox Finance LLC 6.375% due 08/15/20 (d)	11,197,436	11,095,852
4,650,000	United Rentals North America, Inc. 7.375% due 05/15/20	4,719,817	5,289,375
200,000	United Rentals North America, Inc. 7.625% due 04/15/22	200,000	230,500
3,064,000	Wolverine World Wide, Inc. 6.125% due 10/15/20 (d)	3,115,108	3,351,250
10,238,000	Yankee Candle Company, Inc. Series 'B' 9.75% due 02/15/17	10,538,742	10,634,825
2,839,000	YCC Holdings 10.25% due 02/15/16 (f)	2,818,978	2,945,491
Total U.S. Corporate Bonds		457,774,530	479,353,880

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 20.94%
Australia 2.06%
7,544,000 USD	Ausdrill Finance Pty Limited 6.875% due 11/01/19 (d)(e)	$7,551,476	$7,676,020
10,296,000 USD	Nufarm Australia Limited 6.375% due 10/15/19 (d)	10,624,687	10,630,620
		18,176,163	18,306,640
Austria 0.74%
2,326,000 USD	OGX Austria GmbH 8.375% due 04/01/22 (d)	2,323,193	1,424,675
8,128,000 USD	OGX Austria GmbH 8.50% due 06/01/18 (d)	7,255,304	5,140,960
		9,578,497	6,565,635
Bermuda 1.48%
5,325,000 USD	Aircastle Limited 7.625% due 04/15/20	5,489,043	6,310,125
6,150,000 USD	Viking Cruises, Limited 8.50% due 10/15/22 (d)	6,313,655	6,903,375
		11,802,698	13,213,500
Canada 3.94%
10,081,000 USD	Mood Media Corporation 9.25% due 10/15/20 (d)	10,570,342	10,081,000
3,792,000 USD	New Gold, Inc. 7.00% due 04/15/20 (d)	3,856,561	4,038,480
7,729,000 USD	PetroBakken Energy Limited 8.625% due 02/01/20 (d)	7,824,623	7,999,515
1,087,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	1,120,341	1,182,112
2,550,000 USD	Thompson Creek Metals Company, Inc. 7.375% due 06/01/18	2,250,293	2,097,375
7,214,000 USD	Thompson Creek Metals Company, Inc. 9.75% due 12/01/17	7,534,223	7,718,980
2,000,000 USD	Thompson Creek Metals Company, Inc. 12.50% due 05/01/19	2,015,429	1,910,000
		35,171,812	35,027,462
Cayman Islands 3.07%
6,350,000 USD	Marfrig Overseas Limited 9.50% due 05/04/20 (d)	5,739,462	5,842,000
9,700,000 USD	Offshore Group Investment Limited 7.50% due 11/01/19 (d)	9,705,714	10,500,250
9,877,000 USD	RDS Ultra-Deepwater Limited 11.875% due 03/15/17 (d)	10,865,728	10,988,163
		26,310,904	27,330,413

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 20.94% — (continued)
France 1.00%
3,500,000 USD	Rexel SA 5.25% due 06/15/20 (d)	$3,499,341	$3,710,000
4,805,000 USD	Rexel SA 6.125% due 12/15/19 (d)	4,856,600	5,189,400
		8,355,941	8,899,400
Ireland 1.37%
2,891,000 USD	Ardagh Packaging Finance PLC 7.00% due 11/15/20 (d)	2,891,000	3,064,460
8,031,000 USD	Ardagh Packaging Finance PLC 9.125% due 10/15/20 (d)	8,326,184	9,085,030
		11,217,184	12,149,490
Netherlands 1.49%
7,215,000 EUR	HeidelbergCement Finance BV 8.50% due 10/31/19 (g)	10,466,297	12,126,553
1,205,000 USD	Marfrig Holding Europe BV 9.875% due 07/24/17 (d)	1,226,764	1,132,700
		11,693,061	13,259,253
Norway 1.17%
10,755,000 USD	Eksportfinans ASA 2.00% due 09/15/15	9,891,802	10,422,165
Sweden 2.52%
688,037 USD	Eileme 1 AB 14.25% due 08/15/20 (d)(e)(f)	660,372	782,642
2,850,000 USD	Eileme 2 AB 11.625% due 01/31/20 (d)	2,942,518	3,412,875
4,450,000 EUR	Eileme 2 AB 11.75% due 01/31/20 (d)	5,972,091	6,967,021
7,750,000 USD	Perstorp Holding AB 8.75% due 05/15/17 (d)	7,803,252	8,379,687
1,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (d)	1,399,539	1,434,058
1,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (g)	1,361,490	1,434,058
		20,139,262	22,410,341
United Kingdom 2.10%
4,400,000 USD	Ineos Finance PLC 8.375% due 02/15/19 (d)	4,572,975	4,977,500
790,000 USD	Jaguar Land Rover PLC 5.625% due 02/01/23 (d)	790,000	829,500
5,700,000 USD	Jaguar Land Rover PLC 8.125% due 05/15/21 (d)	5,874,721	6,555,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 20.94% — (continued)
United Kingdom 2.10% — (continued)
500,000 EUR	Viridian Group FundCo II 11.125% due 04/01/17 (d)	$599,835	$715,384
5,200,000 USD	Viridian Group FundCo II 11.125% due 04/01/17 (d)	5,032,993	5,603,000
		16,870,524	18,680,384
Total International Corporate Bonds Bonds		179,207,848	186,264,683
Total Bonds		654,292,783	684,001,695
Term Loans — 17.97%
Canada 0.71%
6,202,655 USD	Essar Steel Algoma, Inc., ABL Term Loan 8.75% due 09/20/14	6,172,039	6,339,629
Germany 1.53%
8,470,988 USD	Grohe Holding GMBH, Term Loan B 6.75% due 05/16/17	8,404,436	8,523,931
3,790,000 EUR	Schaeffler AG, Term Loan C2 due 01/27/17 (h)(i)	4,632,902	5,032,185
		13,037,338	13,556,116
United States 15.73%
9,635,850 USD	Alcatel-Lucent, Term Loan C 7.25% due 01/30/19	9,766,347	9,894,813
961,590 USD	Ameriforge Group, Inc., First Lien Term Loan 6.00% due 12/19/19	956,883	977,216
7,230,000 USD	Ameriforge Group, Inc., Second Lien Term Loan 8.75% due 12/18/20	7,376,959	7,464,975
9,171,000 USD	Atkins Nutritionals, Inc., First Lien Term Loan 6.25% due 01/02/19	9,100,887	9,216,855
1,528,000 USD	Atkins Nutritionals, Inc., Second Lien Term Loan 9.75% due 04/03/19	1,497,639	1,547,100
2,242,000 USD	Calceus Acquisition, Inc. 5.75% due 02/01/20	2,231,065	2,278,432
2,873,063 USD	Cannery Casino Resorts LLC, Term Loan B 6.00% due 10/02/18	2,847,015	2,939,502
5,712,500 USD	Cannery Casino Resorts LLC, Second Lien Term Loan 10.00% due 10/02/19	5,588,387	5,658,945
4,109,000 USD	Caraustar Industry, Inc. due 04/10/19 (h)(i)	4,136,882	4,150,090

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Term Loans — 17.97% — (continued)
United States 15.73% — (continued)
767,000 USD	CBAC Borrowers LLC due 04/24/20 (h)(i)	$759,330	$770,835
8,822,887 USD	Dematic S.A. 5.25% due 12/27/19	8,840,819	8,914,796
7,263,500 USD	Fortescue Metals Group 5.25% due 10/18/17	7,223,999	7,393,132
8,392,000 USD	Hostess Brands, Inc. 0.00% - 6.75% due 03/12/20 (h)(i)	8,491,619	8,617,535
6,859,808 USD	NEP Supershooters L.P. 4.75% due 01/22/20	6,871,488	6,977,714
2,890,857 USD	NEP Supershooters, L.P., Second Lien Term Loan 9.50% due 08/18/20	2,995,435	3,023,354
13,777,061 USD	Roundy's Supermarkets, Inc., Term Loan B 0.00% -5.75% due 02/13/19 (h)(i)	13,468,073	13,604,848
8,361,000 USD	Supervalu, Inc., Term Loan B 0.00% - 6.25% due 03/21/19 (h)(i)	8,419,111	8,500,353
2,297,000 USD	Tower International, Inc. due 04/16/20 (h)(i)	2,285,515	2,337,197
7,396,000 EUR	U.S. Coating Acquisition, Inc., Term Loan B 0.00% - 5.25% due 02/01/20 (h)(i)	9,973,864	9,867,811
10,684,310 USD	Van Wagner Communications LLC, Term Loan B 8.25% due 08/03/18	10,714,123	10,924,707
9,104,000 USD	Veyance Technologies, Inc., First Lien Term Loan 5.25% due 09/08/17	8,970,987	9,181,766
5,606,250 USD	Wilton Brands LLC 7.50% due 08/30/18	5,503,839	5,683,336
		138,020,266	139,925,312
Total Term Loans		157,229,643	159,821,057
Commercial Paper — 5.62%
International Commercial Paper — 2.84%
France 2.84%
25,245,000 USD	Total SA 0.09% due 05/01/13	25,245,000	25,245,000
U.S. Commercial Paper — 2.78%
$6,698,000	Avery Dennison Corporation 0.27% d13-11830-2ue 05/01/13	6,698,000	6,698,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 5.62% — (continued)
U.S. Commercial Paper — 2.78% — (continued)
$4,881,000	Avery Dennison Corporation 0.28% due 05/01/13	$4,881,000	$4,881,000
8,415,000	Coca-Cola Company 0.20% due 05/01/13	8,415,000	8,415,000
4,712,000	Con Edison, Inc. 0.23% due 05/01/13	4,712,000	4,712,000
Total U.S. Commercial Paper		24,706,000	24,706,000
Total Commercial Paper		49,951,000	49,951,000
Total Investments — 100.50%		$861,473,426	893,773,752
Liabilities in Excess of Other Assets — (0.50)%			(4,444,907)
Net Assets — 100.00%			$889,328,845

  (a)  This security is convertible until April 30, 2015.

  (b)  This security is convertible until January 27, 2016.

  (c)  This security is convertible until July 29, 2013.

  (d)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (e)  Security is deemed illiquid. At April 30, 2013, the value of these securities amounted to $48,521,919 or 5.46% of net assets.

  (f)  Payment-in-kind security.

  (g)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (h)  All or a portion of the security represents unsettled loan positions.

  (i)  At April 30, 2013, all or a portion of the security was segregated to cover collateral requirements for extended trade settlements.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

At April 30, 2013, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$36,600,024
Gross unrealized depreciation	(4,299,698)
Net unrealized appreciation	$32,300,326

Abbreviations used in this schedule include:

PLC  —  Public Limited Company

Currencies

EUR  —  Euro

USD  —  United States Dollar

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2013	UNREALIZED APPRECIATION AT APRIL 30, 2013	UNREALIZED DEPRECIATION AT APRIL 30, 2013
06/19/13	27,760,000	Euro	$35,763,440	$36,569,760	$—	$(806,320)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Convertible Bonds
Consumer Discretionary	0.39%
Industrials	1.68
Total U.S. Convertible Bonds	2.07
U.S. Corporate Bonds
Consumer Discretionary	16.30
Consumer Staples	3.97
Energy	10.91
Financials	2.83
Health Care	0.86
Industrials	9.11
Materials	5.39
Telecommunication Services	4.53
Total U.S. Corporate Bonds	53.90

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

High Yield Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Corporate Bonds
Consumer Discretionary	1.60%
Consumer Staples	0.79
Energy	4.18
Financials	2.74
Industrials	2.37
Materials	6.16
Telecommunication Services	2.39
Utilities	0.71
Total International Corporate Bonds	20.94
Term Loans	17.97
Commercial Paper
International Commercial Paper	2.84
U.S. Commercial Paper	2.78
Total Commercial Paper	5.62
Total Investments	100.50%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

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Fund Overview | Data as of April 30, 2013 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent, in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	17.28%	6.42%	10.41%
Standard & Poor's 500 Index	16.89	5.21	7.88

Asset Allocation*

Sector/Industry**
Materials	28.68%
Health Care	24.10
Consumer Discretionary	12.75
Information Technology	12.19
Energy	8.90
Industrials	7.56
Exchange Traded Funds	2.24
Telecommunications	1.61

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**  Sector/Industry allocations exclude short term investments and options positions.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Fund of America

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

Top 10 Holdings*
Pfizer, Inc. (biopharmaceutical company)	6.03%
Eastman Chemical Company (chemicals company)	5.83
Wyndham Worldwide Corporation (hotel and resorts)	5.57
Valeant Pharmaceuticals International, Inc. (pharmaceuticals company)	5.02
Occidental Petroleum Corporation (oil and gas production and exploration)	4.82
Omnicare, Inc. (pharmaceutical company)	4.68
Seagate Technology PLC (hard disk drive manufacturer)	4.15
Rockwood Holdings, Inc. (specialty chemicals manufacturer)	4.09
WR Grace & Company (chemicals and materials manufacturer)	4.04
Packaging Corporation of America (container and packaging producer)	3.68
Total	47.91%

  *  Holdings in cash, money market funds and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

First Eagle Fund of America

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 96.06%
U.S. Common Stocks — 90.82%
Consumer Discretionary 12.82%
1,890,800	Wyndham Worldwide Corporation (a)	$63,344,693	$113,599,264
1,066,200	Viacom, Inc., Class 'B' (a)	56,271,168	68,226,138
4,267,970	Interpublic Group of Companies, Inc. (a)	45,569,658	59,068,705
533,000	Lowe's Companies, Inc. (a)	20,665,633	20,477,860
		185,851,152	261,371,967
Energy 8.94%
1,100,260	Occidental Petroleum Corporation (a)	98,529,220	98,209,207
857,590	Dresser-Rand Group, Inc. (a)(b)	35,830,301	47,690,580
601,300	Atlas Energy L.P. (a)	11,886,916	30,185,260
121,200	SemGroup Corporation, Class 'A' (a)(b)	5,511,752	6,284,220
		151,758,189	182,369,267
Health Care 21.57%
4,230,900	Pfizer, Inc. (a)	87,304,162	122,992,263
1,345,942	Valeant Pharmaceuticals International, Inc. (a)(b)	29,703,062	102,399,267
2,178,800	Omnicare, Inc. (a)	61,292,174	95,366,076
877,300	Baxter International, Inc. (a)	45,852,710	61,296,951
1,428,900	Health Net, Inc. (a)(b)	36,743,611	42,009,660
464,010	Theravance, Inc. (a)(b)	8,771,116	15,660,337
		269,666,835	439,724,554
Industrials 4.78%
801,225	ADT Corporation (a)	24,035,347	34,965,459
160,300	Flowserve Corporation (a)	19,674,969	25,346,636
797,200	Avis Budget Group, Inc. (a)(b)	15,615,314	22,991,248
191,300	Alliant Techsystems, Inc. (a)	11,999,686	14,225,068
		71,325,316	97,528,411
Information Technology 12.25%
2,303,820	Seagate Technology PLC (a)	56,217,427	84,550,194
2,745,600	Hewlett-Packard Company (a)	48,213,165	56,559,360
1,189,340	AOL, Inc. (a)(b)	23,229,952	45,956,098
800,890	Motorola Solutions, Inc. (a)	39,989,239	45,810,908
969,900	SAIC, Inc. (a)	14,191,247	14,490,306
80,900	Lexmark International, Inc., Class 'A' (a)	1,741,922	2,452,079
		183,582,952	249,818,945

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 90.82% — (continued)
Materials 28.84%
1,782,900	Eastman Chemical Company (a)	$57,795,047	$118,830,285
1,284,670	Rockwood Holdings, Inc. (a)	53,507,709	83,362,236
1,067,800	WR Grace & Company (a)(b)	61,184,560	82,338,058
1,578,800	Packaging Corporation of America (a)	37,429,695	75,087,728
1,400,660	Ball Corporation (a)	29,551,352	61,797,119
1,321,270	Crown Holdings, Inc. (a)(b)	29,670,944	56,391,804
909,000	FMC Corporation (a)	49,751,084	55,176,300
860,750	Valspar Corporation (a)	22,128,163	54,933,065
		341,018,554	587,916,595
Telecommunication Services 1.62%
1,334,600	Yahoo!, Inc. (a)(b)	25,644,689	33,004,658
Total U.S. Common Stocks		1,228,847,687	1,851,734,397
International Common Stocks — 5.24%
Ireland 1.57%
2,741,600	Elan Corporation PLC, ADR (a)(b)	30,756,934	32,076,720
Switzerland 2.82%
1,790,350	Tyco International Limited (a)	42,605,158	57,506,042
United Kingdom 0.85%
336,600	GlaxoSmithKline PLC, ADR (a)	15,004,177	17,382,024
Total International Common Stocks		88,366,269	106,964,786
Total Common Stocks		1,317,213,956	1,958,699,183
Exchange Traded Fund — 2.25%
321,180	SPDR Gold Trust (b)	52,703,972	45,854,869
Investment Companies — 5.03%
4,905,027	State Street Institutional Treasury Money Market Fund, Institutional Class	4,905,027	4,905,027
97,595,166	State Street Institutional U.S. Government Money Market Fund, Institutional Class	97,595,166	97,595,166
Total Investment Companies		102,500,193	102,500,193

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Fund of America

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bond — 0.23%
U.S. Convertible Bond 0.23%
$2,730,000	Omnicare, Inc. 3.75% due 12/15/25 (c)	$2,730,000	$4,724,606

CONTRACTS		STRIKE PRICE	EXPIRATION DATE
Call Option Purchased — 0.01%
2,000	Baxter International, Inc. (Cost: $252,075)	$75.00	May 2013	148,000
Total Investment Portfolio Excluding Options Written — 103.58% (Cost: $1,475,400,196)			$2,111,926,851
Covered Call Options Written — (3.05)%
3,074	ADT Corporation	$44.00	July 2013	$(676,280)
1,133	ADT Corporation	45.00	July 2013	(203,940)
401	ADT Corporation	46.00	July 2013	(46,115)
660	Alliant Techsystems, Inc.	70.00	August 2013	(402,600)
777	Alliant Techsystems, Inc.	75.00	August 2013	(256,410)
1,250	AOL, Inc.	36.00	July 2013	(531,250)
1,493	AOL, Inc.	37.00	July 2013	(552,410)
1,239	AOL, Inc.	38.00	July 2013	(384,090)
595	AOL, Inc.	40.00	May 2013	(77,350)
1,243	Atlas Energy L.P.	36.00	May 2013	(1,777,490)
2,255	Atlas Energy L.P.	37.00	May 2013	(2,999,150)
2,110	Avis Budget Group, Inc.	19.00	May 2013	(2,057,250)
994	Avis Budget Group, Inc.	20.00	May 2013	(869,750)
408	Avis Budget Group, Inc.	24.00	May 2013	(208,488)
1,276	Avis Budget Group, Inc.	26.00	August 2013	(561,440)
1,760	Avis Budget Group, Inc.	27.00	August 2013	(689,920)
1,321	Avis Budget Group, Inc.	28.00	August 2013	(396,300)
222	Ball Corporation	45.00	May 2013	(6,105)
1,165	Baxter International, Inc.	67.50	August 2013	(623,275)
1,130	Crown Holdings, Inc.	40.00	July 2013	(355,950)
1,734	Crown Holdings, Inc.	41.00	July 2013	(416,160)
1,546	Dresser-Rand Group, Inc.	55.00	June 2013	(332,390)
800	Dresser-Rand Group, Inc.	60.00	June 2013	(58,000)
262	Eastman Chemical Company	65.00	June 2013	(96,940)
1,381	Eastman Chemical Company	67.50	June 2013	(303,820)
3,058	Eastman Chemical Company	70.00	June 2013	(382,250)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (3.05)% — (continued)
150	Eastman Chemical Company	$70.00	September 2013	$(49,193)
5,414	Elan Corporation PLC	11.00	July 2013	(541,400)
7,305	Elan Corporation PLC	12.00	May 2013	(73,050)
851	Elan Corporation PLC	12.00	June 2013	(28,083)
5,789	Elan Corporation PLC	12.00	July 2013	(202,615)
100	Flowserve Corporation	155.00	July 2013	(78,000)
175	Flowserve Corporation	160.00	July 2013	(70,000)
1,240	Flowserve Corporation	165.00	July 2013	(387,500)
693	FMC Corporation	55.00	July 2013	(440,055)
1,907	FMC Corporation	60.00	July 2013	(512,983)
3,366	GlaxoSmithKline PLC	45.00	May 2013	(2,278,782)
146	Health Net, Inc.	27.50	May 2013	(33,580)
3,539	Hewlett-Packard Company	20.00	June 2013	(520,233)
979	Hewlett-Packard Company	20.00	August 2013	(178,178)
3,087	Hewlett-Packard Company	21.00	June 2013	(299,439)
7,443	Hewlett-Packard Company	21.00	August 2013	(915,489)
1,159	Hewlett-Packard Company	22.00	August 2013	(107,787)
1,969	Hewlett-Packard Company	23.00	August 2013	(127,985)
7,726	Interpublic Group of Companies, Inc.	12.00	July 2013	(1,506,570)
6,235	Interpublic Group of Companies, Inc.	13.00	July 2013	(717,025)
438	Lexmark International, Inc., Class 'A'	23.00	July 2013	(319,740)
1,059	Lowe's Companies, Inc.	38.00	June 2013	(166,263)
205	Lowe's Companies, Inc.	39.00	June 2013	(22,550)
406	Lowe's Companies, Inc.	39.00	July 2013	(56,434)
879	Lowe's Companies, Inc.	40.00	July 2013	(86,142)
490	Motorola Solutions, Inc.	55.00	June 2013	(147,000)
1,299	Motorola Solutions, Inc.	60.00	July 2013	(101,322)
708	Occidental Petroleum Corporation	80.00	August 2013	(743,400)
1,349	Occidental Petroleum Corporation	82.50	August 2013	(1,106,180)
728	Occidental Petroleum Corporation	85.00	August 2013	(493,584)
235	Occidental Petroleum Corporation	87.50	August 2013	(123,375)
230	Occidental Petroleum Corporation	90.00	August 2013	(83,940)
1,768	Omnicare, Inc.	38.00	June 2013	(1,043,120)
827	Omnicare, Inc.	39.00	June 2013	(396,960)
8,250	Omnicare, Inc.	41.00	September 2013	(3,382,500)
500	Omnicare, Inc.	43.00	September 2013	(145,000)
1,950	Packaging Corporation of America	42.50	July 2013	(982,800)
2,367	Packaging Corporation of America	45.00	July 2013	(705,366)
2,268	Pfizer, Inc.	28.00	May 2013	(272,160)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Fund of America

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (3.05)% — (continued)
936	Pfizer, Inc.	$29.00	May 2013	$(37,440)
2,936	Pfizer, Inc.	29.00	June 2013	(199,648)
4,000	Pfizer, Inc.	30.00	June 2013	(124,000)
1,500	Pfizer, Inc.	30.00	August 2013	(100,441)
1,520	Rockwood Holdings, Inc.	60.00	May 2013	(912,000)
225	Rockwood Holdings, Inc.	60.00	August 2013	(156,375)
500	Rockwood Holdings, Inc.	65.00	May 2013	(102,500)
2,355	Rockwood Holdings, Inc.	65.00	August 2013	(918,450)
500	Rockwood Holdings, Inc.	65.00	November 2013	(243,976)
1,416	SAIC, Inc.	14.00	August 2013	(177,000)
8,283	SAIC, Inc.	15.00	August 2013	(455,565)
1,340	Seagate Technology PLC	31.00	June 2013	(783,900)
2,449	Seagate Technology PLC	34.00	June 2013	(820,415)
772	Seagate Technology PLC	35.00	May 2013	(177,560)
1,650	Seagate Technology PLC	36.00	June 2013	(334,950)
495	Seagate Technology PLC	37.00	June 2013	(79,200)
318	SemGroup Corporation	45.00	May 2013	(214,650)
196	SemGroup Corporation	50.00	May 2013	(44,100)
400	SemGroup Corporation	50.00	July 2013	(135,000)
100	SemGroup Corporation	55.00	July 2013	(10,500)
469	Theravance, Inc.	25.00	June 2013	(450,240)
1,782	Tyco International Limited	31.00	July 2013	(363,528)
1,390	Tyco International Limited	32.00	July 2013	(208,500)
1,645	Tyco International Limited	33.00	July 2013	(141,470)
978	Valeant Pharmaceuticals International, Inc.	57.50	July 2013	(1,892,430)
1,667	Valeant Pharmaceuticals International, Inc.	60.00	May 2013	(2,717,210)
370	Valeant Pharmaceuticals International, Inc.	60.00	July 2013	(627,150)
1,122	Valeant Pharmaceuticals International, Inc.	62.50	July 2013	(1,649,340)
1,800	Valeant Pharmaceuticals International, Inc.	67.50	July 2013	(1,881,000)
2,000	Valeant Pharmaceuticals International, Inc.	70.00	July 2013	(1,680,000)
328	Valeant Pharmaceuticals International, Inc.	72.50	May 2013	(180,400)
2,000	Valeant Pharmaceuticals International, Inc.	75.00	July 2013	(1,040,000)
1,207	Valspar Corporation	60.00	July 2013	(609,535)
421	Valspar Corporation	65.00	July 2013	(86,305)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Schedule of Investments | Six-Month Period Ended April 30, 2013 (unaudited)

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (3.05)% — (continued)
1,159	Viacom, Inc., Class 'B'	$60.00	June 2013	$(624,701)
2,920	Viacom, Inc., Class 'B'	62.50	June 2013	(963,600)
310	Viacom, Inc., Class 'B'	65.00	June 2013	(60,450)
250	Viacom, Inc., Class 'B'	65.00	September 2013	(86,250)
972	WR Grace & Company	70.00	June 2013	(743,580)
2,501	WR Grace & Company	72.50	June 2013	(1,388,055)
1,943	WR Grace & Company	75.00	June 2013	(718,910)
1,323	Wyndham Worldwide Corporation	60.00	August 2013	(449,820)
2,257	Wyndham Worldwide Corporation	65.00	August 2013	(270,840)
250	Yahoo!, Inc.	21.00	July 2013	(98,750)
1,147	Yahoo!, Inc.	22.00	June 2013	(336,071)
1,000	Yahoo!, Inc.	22.00	July 2013	(310,000)
5,000	Yahoo!, Inc.	23.00	June 2013	(1,020,000)
990	Yahoo!, Inc.	23.00	July 2013	(229,680)
2,323	Yahoo!, Inc.	24.00	June 2013	(318,251)
2,283	Yahoo!, Inc.	24.00	July 2013	(378,977)
Total Covered Call Options Written (Premiums Received: $49,648,802)				(62,263,619)
Put Option Written — 0.00%
261	Baxter International, Inc. (Premium Received $33,397)	$62.50	August 2013	$(36,540)
Total Investments — 100.53% (Cost: $1,425,717,997)				$2,049,626,692
Liabilities in Excess of Other Assets — (0.53)%				(10,716,409)
Net Assets — 100.00%				$2,038,910,283

(a)  At April 30, 2013, all or a portion of this security was segregated to cover collateral requirement for options.

(b)  Non-income producing security/commodity.

(c)  This security is convertible until December 15, 2025.

At April 30, 2013, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$649,488,685
Gross unrealized depreciation	(25,579,990)
Net unrealized appreciation	$623,908,695

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

PLC  — Public Limited Company

SPDR  — Standard & Poor's Depository Receipts

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Fund of America

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	12.82%
Energy	8.94
Health Care	21.57
Industrials	4.78
Information Technology	12.25
Materials	28.84
Telecommunication Services	1.62
Total U.S. Common Stocks	90.82
International Common Stocks
Health Care	2.42
Industrials	2.82
Total International Common Stocks	5.24
Exchange Traded Fund	2.25
Investment Companies	5.03
U.S. Convertible Bond
Health Care	0.23
Total U.S. Convertible Bond	0.23
Call Option Purchased	0.01
Covered Call Options Written	(3.05)
Put Option Written	(0.00)
Total Investments	100.53%
See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

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Statements of Assets and Liabilities

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$30,499,743,761	$9,846,945,790
Affiliated issuers	2,369,205,771	598,850,319
Gold bullion	799,578,304	199,148,724
Foreign currency	5,952,392	5,803,591
Total Investments, at Cost	33,674,480,228	10,650,748,424
Investments, at Value (Note 1)
Unaffiliated issuers	36,762,210,682	11,880,338,458
Affiliated issuers	3,139,096,071	762,468,848
Gold bullion	1,619,895,681	582,622,734
Foreign currency	5,978,745	5,833,942
Total Investments, at Value	41,527,181,179	13,231,263,982
Cash	26,096	21,919
Receivable for forward currency contracts held, at value (Note 1)	240,995,492	116,525,025
Receivable for investment securities sold	80,209,614	21,882,296
Receivable for Fund shares sold	100,589,620	44,207,786
Accrued interest and dividends receivable	143,594,932	66,876,084
Investment for trustee deferred compensation plan (Note 2)	2,045,775	1,886,078
Other assets	315,615	137,986
Total Assets	42,094,958,323	13,482,801,156
Liabilities
Payable for Fund shares redeemed	84,934,808	20,283,012
Payable for investment securities purchased	235,615,340	79,363,577
Payable for forward currency contracts held, at value (Note 1)	29,366,731	16,655,474
Investment advisory fees payable (Note 2)	25,145,828	8,024,777
Distribution fees payable (Note 3)	9,899,390	1,791,939
Services fees payable (Note 3)	2,115,258	216,183
Trustee deferred compensation plan (Note 2)	2,045,775	1,886,078
Administrative fees payable (Note 2)	645,488	195,352
Trustee fees payable	31,371	7,438
Accrued expenses and other liabilities	29,806,965	11,277,270
Total Liabilities	419,606,954	139,701,100
Net Assets	$41,675,351,369	$13,343,100,056

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and include the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

April 30, 2013 (unaudited)

	FIRST EAGLE U.S. VALUE FUND	FIRST EAGLE GOLD FUND*
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$2,566,783,111	$1,766,392,590
Affiliated issuers	42,514,481	—
Gold bullion	89,045,569	183,135,784
Foreign currency	29	585,244
Total Investments, at Cost	2,698,343,190	1,950,113,618
Investments, at Value (Note 1)
Unaffiliated issuers	3,073,122,484	1,498,471,693
Affiliated issuers	45,823,719	—
Gold bullion	114,156,844	494,705,610
Foreign currency	29	585,244
Total Investments, at Value	3,233,103,076	1,993,762,547
Cash	8,129	4,871
Receivable for forward currency contracts held, at value (Note 1)	—	—
Receivable for investment securities sold	3,525,538	6,967,896
Receivable for Fund shares sold	8,608,651	11,697,284
Accrued interest and dividends receivable	4,415,401	2,505,478
Investment for trustee deferred compensation plan (Note 2)	1,271,881	148,189
Other assets	76,667	74,224
Total Assets	3,251,009,343	2,015,160,489
Liabilities
Payable for Fund shares redeemed	3,847,517	7,413,124
Payable for investment securities purchased	14,222,639	13,248,938
Payable for forward currency contracts held, at value (Note 1)	—	—
Investment advisory fees payable (Note 2)	1,968,522	1,276,781
Distribution fees payable (Note 3)	720,031	457,673
Services fees payable (Note 3)	139,409	82,008
Trustee deferred compensation plan (Note 2)	1,271,881	148,189
Administrative fees payable (Note 2)	43,130	129,480
Trustee fees payable	2,155	10,894
Accrued expenses and other liabilities	1,476,923	1,355,818
Total Liabilities	23,692,207	24,122,905
Net Assets	$3,227,317,136	$1,991,037,584

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Statements of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$804,586	$567,281
Capital surplus	32,996,959,710	10,663,154,016
Net unrealized appreciation (depreciation) on:
Investments (net of $17,426,195, $7,596,882, $0 and $0 deferred capital gain country tax, respectively)	7,835,248,403	2,572,888,325
Foreign currency and forward contract related translation	209,708,340	98,751,834
Undistributed net realized gains (losses) on investments	792,984,141	259,420,580
Undistributed net investment income (loss)	(160,353,811)	(251,681,980)
Net Assets	$41,675,351,369	$13,343,100,056
Class A
Net assets	$17,640,134,408	$5,675,782,023
Shares outstanding	339,364,532	242,712,763
Net asset value per share and redemption proceeds per share	$51.98	$23.38
Offering price per share (NAV per share plus maximum sales charge)	$54.72[1]	$24.61[1]
Class C
Net assets	$10,512,894,647	$1,072,993,109
Shares outstanding	206,211,105	47,171,448
Net asset value per share	$50.98	$22.75
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$50.47	$22.52
Class I
Net assets	$13,522,322,314	$6,594,324,924
Shares outstanding	259,010,169	277,396,315
Net asset value per share and redemption proceeds per share	$52.21	$23.77

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and include the balances of the First Eagle Gold Cayman Fund, Ltd.

  1  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

April 30, 2013 (unaudited)

	FIRST EAGLE U.S. VALUE FUND	FIRST EAGLE GOLD FUND*
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$169,432	$101,234
Capital surplus	2,638,572,249	2,176,689,513
Net unrealized appreciation (depreciation) on:
Investments (net of $17,426,195, $7,596,882, $0 and $0 deferred capital gain country tax, respectively)	534,759,886	43,648,929
Foreign currency and forward contract related translation	(1,019)	36,943
Undistributed net realized gains (losses) on investments	43,019,549	(117,205,623)
Undistributed net investment income (loss)	10,797,039	(112,233,412)
Net Assets	$3,227,317,136	$1,991,037,584
Class A
Net assets	$1,482,225,789	$985,093,416
Shares outstanding	77,944,283	49,928,846
Net asset value per share and redemption proceeds per share	$19.02	$19.73
Offering price per share (NAV per share plus maximum sales charge)	$20.02[1]	$20.77[1]
Class C
Net assets	$688,527,462	$377,283,322
Shares outstanding	36,602,795	19,813,355
Net asset value per share	$18.81	$19.04
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$18.62	$18.85
Class I
Net assets	$1,056,563,885	$628,660,846
Shares outstanding	54,884,428	31,491,789
Net asset value per share and redemption proceeds per share	$19.25	$19.96

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Statements of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL INCOME BUILDER FUND	FIRST EAGLE HIGH YIELD FUND
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$315,958,056	$861,473,426
Gold bullion	2,094,674	—
Foreign currency	724,944	7,232,369
Total Investments, at Cost	318,777,674	868,705,795
Investments, at Value (Note 1)
Unaffiliated issuers	329,613,925	893,773,752
Gold bullion	1,929,691	—
Foreign currency	727,544	7,271,639
Total Investments, at Value	332,271,160	901,045,391
Cash	3,694	6,402
Restricted cash**	—	—
Receivable for forward currency contracts held, at value (Note 1)	74,698	—
Receivable for investment securities sold	90,052	—
Receivable for premiums for written options	—	—
Receivable for Fund shares sold	3,208,441	4,438,734
Accrued interest and dividends receivable	3,057,179	14,679,299
Investment for trustee deferred compensation plan (Note 2)	13,496	41,928
Other assets	50,299	47,015
Total Assets	338,769,019	920,258,769
Liabilities
Option contracts written, at value (premiums received $0, $0, and $49,682,199, respectively) (Note 1)	—	—
Payable for Fund shares redeemed	222,028	1,305,120
Payable for investment securities purchased	6,549,956	26,545,481
Payable for forward currency contracts held, at value (Note 1)	99,429	806,320
Payable for dividends to shareholders	1,750,090	1,090,796
Investment advisory fees payable (Note 2)	163,725	450,217
Distribution fees payable (Note 3)	84,453	161,443
Services fees payable (Note 3)	18,696	31,462
Trustee deferred compensation plan (Note 2)	13,496	41,928
Administrative fees payable (Note 2)	12,796	7,914
Trustee fees payable	202	619
Accrued expenses and other liabilities	178,503	488,624
Total Liabilities	9,093,374	30,929,924
Net Assets	$329,675,645	$889,328,845

  **  The amount of $6,871,500 represents restricted cash used as collateral for covered call options.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

April 30, 2013 (unaudited)

FIRST EAGLE FUND OF AMERICA
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$1,475,400,196
Gold bullion	—
Foreign currency	—
Total Investments, at Cost	1,475,400,196
Investments, at Value (Note 1)
Unaffiliated issuers	2,111,926,851
Gold bullion	—
Foreign currency	—
Total Investments, at Value	2,111,926,851
Cash	188,967
Restricted cash**	6,871,500
Receivable for forward currency contracts held, at value (Note 1)	—
Receivable for investment securities sold	1,671,708
Receivable for premiums for written options	952,863
Receivable for Fund shares sold	6,382,469
Accrued interest and dividends receivable	358,554
Investment for trustee deferred compensation plan (Note 2)	1,199,448
Other assets	162,048
Total Assets	2,129,714,408
Liabilities
Option contracts written, at value (premiums received $0, $0, and $49,682,199, respectively) (Note 1)	62,300,159
Payable for Fund shares redeemed	1,574,234
Payable for investment securities purchased	23,083,125
Payable for forward currency contracts held, at value (Note 1)	—
Payable for dividends to shareholders	—
Investment advisory fees payable (Note 2)	1,628,692
Distribution fees payable (Note 3)	505,153
Services fees payable (Note 3)	67,254
Trustee deferred compensation plan (Note 2)	1,199,448
Administrative fees payable (Note 2)	22,779
Trustee fees payable	670
Accrued expenses and other liabilities	422,611
Total Liabilities	90,804,125
Net Assets	$2,038,910,283

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Statements of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL INCOME BUILDER FUND	FIRST EAGLE HIGH YIELD FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$30,309	$86,767
Capital surplus	315,552,342	853,327,497
Net unrealized appreciation (depreciation) on:
Investments	13,490,886	32,300,326
Foreign currency and forward contract related translation	(21,974)	(1,131,338)
Written options	—	—
Undistributed net realized gains (losses) on investments	350,119	4,450,055
Undistributed net investment income	273,963	295,538
Net Assets	$329,675,645	$889,328,845
Class A
Net assets	$147,313,039	$336,282,789
Shares outstanding	13,524,977	32,803,339
Net asset value per share and redemption proceeds per share	$10.89	$10.25
Offering price per share (NAV per share plus maximum sales charge)	$11.46[1]	$10.73[2]
Class C
Net assets	$97,072,728	$156,437,733
Shares outstanding	8,936,190	15,276,367
Net asset value per share	$10.86	$10.24
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[3]	$10.75	$10.14
Class I
Net assets	$85,289,878	$396,608,323
Shares outstanding	7,848,326	38,687,706
Net asset value per share and redemption proceeds per share	$10.87	$10.25
Class Y
Net assets	—	—
Shares outstanding	—	—
Net asset value per share and redemption proceeds per share	—	—

  1  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum sales charge is 4.50% for Class A shares. Classes C, I and Y have no front-end sales charges.

  3  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

April 30, 2013 (unaudited)

FIRST EAGLE FUND OF AMERICA
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$67,042
Capital surplus	1,496,559,531
Net unrealized appreciation (depreciation) on:
Investments	636,526,655
Foreign currency and forward contract related translation	—
Written options	(12,617,960)
Undistributed net realized gains (losses) on investments	(82,447,370)
Undistributed net investment income	822,385
Net Assets	$2,038,910,283
Class A
Net assets	$861,749,782
Shares outstanding	27,830,325
Net asset value per share and redemption proceeds per share	$30.96
Offering price per share (NAV per share plus maximum sales charge)	$32.59[1]
Class C
Net assets	$335,848,180
Shares outstanding	12,544,674
Net asset value per share	$26.77
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[3]	$26.50
Class I
Net assets	$252,293,510
Shares outstanding	7,994,783
Net asset value per share and redemption proceeds per share	$31.56
Class Y
Net assets	$589,018,811
Shares outstanding	18,671,719
Net asset value per share and redemption proceeds per share	$31.55

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Statements of Operations

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and include the balances of the First Eagle Gold Cayman Fund, Ltd.

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND
Investment Income
Interest (net of $46,343, $14,580, $0 and $0, foreign taxes withheld, respectively)	$9,116,682	$1,009,281
Dividends from: (net of $25,289,014, $13,082,683, $418,612 and $1,402,580, foreign taxes withheld, respectively)
Unaffiliated issuers	342,678,919	99,437,852
Affiliated issuers	35,965,492	3,336,936
Other Income	1,335,966	—
Total Income	389,097,059	103,784,069
Expenses
Investment advisory fees (Note 2)	143,209,460	45,342,534
Administrative costs (Note 2)	1,952,817	606,181
Distribution fees (Note 3)
Class A	20,510,443	6,597,882
Class C	36,417,459	3,790,853
Service fees - Class C (Note 3)	12,139,153	1,263,618
Shareholder servicing agent fees	18,021,301	6,434,224
Custodian and accounting fees	2,231,303	1,256,906
Shareholder reporting fees	1,414,394	585,936
Trustees' fees	398,141	122,336
Registration and filing fees	447,596	242,486
Professional fees	285,760	129,600
Other Expenses	378,858	126,053
Total Expenses	237,406,685	66,498,609
Expense reductions due to earnings credits (Note 1)	(1,872)	(563)
Net Expenses	237,404,813	66,498,046
Net Investment Income (Loss) (Note 1)	151,692,246	37,286,023
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers (net of capital gain country tax of $0, $591,538, $0 and $0, respectively)	383,953,269	119,919,361
Investment transactions of affiliated issuers	137,864,224	2,560,824
Foreign currency and forward contract related transactions	292,636,586	148,034,492
Written options	7,325,471	—
	821,779,550	270,514,677
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $7,619,023, $3,096,852, $0 and $0, respectively)	2,566,223,809	836,024,771
Foreign currency and forward contract related translation	219,142,917	106,608,605
Written options	(4,556,262)	—
	2,780,810,464	942,633,376
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	3,602,590,014	1,213,148,053
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,754,282,260	$1,250,434,076

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Six Months Ended April 30, 2013 (unaudited)

	FIRST EAGLE U.S. VALUE FUND	FIRST EAGLE GOLD FUND*
Investment Income
Interest (net of $46,343, $14,580, $0 and $0, foreign taxes withheld, respectively)	$3,896,766	$841,273
Dividends from: (net of $25,289,014, $13,082,683, $418,612 and $1,402,580, foreign taxes withheld, respectively)
Unaffiliated issuers	28,497,078	12,575,574
Affiliated issuers	—	—
Other Income	—	—
Total Income	32,393,844	13,416,847
Expenses
Investment advisory fees (Note 2)	11,563,472	9,622,521
Administrative costs (Note 2)	161,072	165,348
Distribution fees (Note 3)
Class A	1,793,869	1,596,245
Class C	2,456,110	1,892,925
Service fees - Class C (Note 3)	818,704	630,975
Shareholder servicing agent fees	2,143,302	1,902,353
Custodian and accounting fees	129,971	301,477
Shareholder reporting fees	162,806	204,162
Trustees' fees	33,514	38,496
Registration and filing fees	135,117	96,755
Professional fees	64,576	88,076
Other Expenses	40,598	45,522
Total Expenses	19,503,111	16,584,855
Expense reductions due to earnings credits (Note 1)	(242)	(236)
Net Expenses	19,502,869	16,584,619
Net Investment Income (Loss) (Note 1)	12,890,975	(3,167,772)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers (net of capital gain country tax of $0, $591,538, $0 and $0, respectively)	42,512,308	(104,209,939)
Investment transactions of affiliated issuers	—	—
Foreign currency and forward contract related transactions	3,383	16,601
Written options	734,554	—
	43,250,245	(104,193,338)
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $7,619,023, $3,096,852, $0 and $0, respectively)	163,239,707	(930,965,006)
Foreign currency and forward contract related translation	(1,019)	37,426
Written options	(392,263)	—
	162,846,425	(930,927,580)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	206,096,670	(1,035,120,918)
Net Increase (Decrease) in Net Assets Resulting from Operations	$218,987,645	$(1,038,288,690)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Statements of Operations (continued)

See Notes to Financial Statements.

	FIRST EAGLE GLOBAL INCOME BUILDER FUND	FIRST EAGLE HIGH YIELD FUND
Investment Income
Interest (net of $0, $(3,088) and $0, foreign taxes withheld, respectively)	$2,700,474	$26,361,610
Dividends from: (net of $362,029, $0 and $8,664, foreign taxes withheld, respectively)
Unaffiliated issuers	3,290,393	—
Other Income	—	713,072
Total Income	5,990,867	27,074,682
Expenses
Investment advisory fees (Note 2)	798,536	2,676,139
Administrative costs (Note 2)	53,236	33,178
Distribution fees (Note 3)
Class A	115,385	346,620
Class C	222,339	509,429
Class Y	—	—
Service fees - Class C (Note 3)	74,113	169,810
Shareholder servicing agent fees	172,019	535,720
Custodian and accounting fees	77,230	70,927
Shareholder reporting fees	8,272	30,558
Trustees' fees	1,810	9,218
Registration and filing fees	66,554	172,167
Professional fees	47,249	59,090
Other Expenses	21,342	12,012
Total Expenses	1,658,085	4,624,868
Investment Advisory Fee Waiver	(128,284)	(251,070)
Expense reductions due to earnings credits (Note 1)	(14)	(36)
Net Expenses	1,529,787	4,373,762
Net Investment Income (Note 1)	4,461,080	22,700,920
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	345,165	3,523,256
Foreign currency and forward contract related transactions	(75,655)	263,558
Payment from affiliates	—	—
Written options	—	—
	269,510	3,786,814
Changes in unrealized appreciation (depreciation) of:
Investment transactions	11,285,876	17,811,766
Foreign currency and forward contract related translation	152,175	(168,522)
Written options	—	—
	11,438,051	17,643,244
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	11,707,561	21,430,058
Net Increase in Net Assets Resulting from Operations	$16,168,641	$44,130,978

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Six Months Ended April 30, 2013 (unaudited)

FIRST EAGLE FUND OF AMERICA
Investment Income
Interest (net of $0, $(3,088) and $0, foreign taxes withheld, respectively)	$60,632
Dividends from: (net of $362,029, $0 and $8,664, foreign taxes withheld, respectively)
Unaffiliated issuers	15,231,910
Other Income	—
Total Income	15,292,542
Expenses
Investment advisory fees (Note 2)	8,982,106
Administrative costs (Note 2)	86,926
Distribution fees (Note 3)
Class A	1,009,869
Class C	1,067,189
Class Y	839,220
Service fees - Class C (Note 3)	355,730
Shareholder servicing agent fees	889,396
Custodian and accounting fees	85,577
Shareholder reporting fees	73,508
Trustees' fees	17,930
Registration and filing fees	76,838
Professional fees	92,255
Other Expenses	27,320
Total Expenses	13,603,864
Investment Advisory Fee Waiver	—
Expense reductions due to earnings credits (Note 1)	(131)
Net Expenses	13,603,733
Net Investment Income (Note 1)	1,688,809
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	13,786,821
Foreign currency and forward contract related transactions	—
Payment from affiliates	10,466
Written options	(47,581,217)
(33,783,930)
Changes in unrealized appreciation (depreciation) of:
Investment transactions	302,381,582
Foreign currency and forward contract related translation	—
Written options	(18,240,307)
284,141,275
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	250,357,345
Net Increase in Net Assets Resulting from Operations	$252,046,154

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Statements of Changes in Net Assets

	FIRST EAGLE GLOBAL FUND		FIRST EAGLE OVERSEAS FUND
	SIX MONTHS ENDED APRIL 30, 2013 (unaudited)	YEAR ENDED OCTOBER 31, 2012	SIX MONTHS ENDED APRIL 30, 2013 (unaudited)	YEAR ENDED OCTOBER 31, 2012
Operations
Net investment income (loss)	$151,692,246	$276,508,210	$37,286,023	$120,903,565
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	821,779,550	1,354,006,926	270,514,677	572,354,242
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	2,780,810,464	810,758,524	942,633,376	(166,817,810)
Net increase (decrease) in net assets resulting from operations	3,754,282,260	2,441,273,660	1,250,434,076	526,439,997
Distribution to Shareholders
Dividends paid from net investment income
Class A	(163,783,319)	(161,651,447)	(59,748,117)	(87,147,378)
Class C	(31,090,889)	(37,795,689)	(5,650,460)	(9,351,396)
Class I	(144,298,326)	(117,693,838)	(73,001,519)	(83,348,638)
Distributions paid from net realized gains from investment transactions
Class A	(515,356,389)	(187,416,480)	(205,372,548)	(144,484,153)
Class C	(311,092,874)	(112,464,797)	(40,854,132)	(30,206,608)
Class I	(367,245,305)	(111,887,923)	(213,569,253)	(117,992,781)
Decrease in net assets resulting from distributions	(1,532,867,102)	(728,910,174)	(598,196,029)	(472,530,954)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	5,395,286,872	8,576,084,794	2,139,443,449	3,366,030,361
Net asset value of shares issued for reinvested dividends and distributions	1,212,640,048	575,698,338	505,564,770	394,213,613
Cost of shares redeemed	(3,497,846,501)	(5,713,371,171)	(1,302,981,228)	(2,651,211,522)
Redemption fees	241,370	730,073	56,973	319,996
Increase (decrease) in net assets from Fund share transactions	3,110,321,789	3,439,142,034	1,342,083,964	1,109,352,448
Net increase (decrease) in net assets	5,331,736,947	5,151,505,520	1,994,322,011	1,163,261,491
Net Assets (Note 1)
Beginning of period	36,343,614,422	31,192,108,902	11,348,778,045	10,185,516,554
End of period	$41,675,351,369	$36,343,614,422	$13,343,100,056	$11,348,778,045
Undistributed net investment income (loss)	$(160,353,811)	$27,126,477	$(251,681,980)	$(150,567,907)

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and include the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

	FIRST EAGLE U.S. VALUE FUND		FIRST EAGLE GOLD FUND*
	SIX MONTHS ENDED APRIL 30, 2013 (unaudited)	YEAR ENDED OCTOBER 31, 2012	SIX MONTHS ENDED APRIL 30, 2013 (unaudited)	YEAR ENDED OCTOBER 31, 2012
Operations
Net investment income (loss)	$12,890,975	$19,450,806	$(3,167,772)	$(3,518,438)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	43,250,245	75,573,696	(104,193,338)	11,739,292
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	162,846,425	155,816,068	(930,927,580)	(318,100,640)
Net increase (decrease) in net assets resulting from operations	218,987,645	250,840,570	(1,038,288,690)	(309,879,786)
Distribution to Shareholders
Dividends paid from net investment income
Class A	(9,726,109)	(8,668,560)	(4,158,233)	(21,160,789)
Class C	(247,938)	(761,790)	—	(3,321,956)
Class I	(8,637,463)	(5,904,350)	(4,720,219)	(14,147,644)
Distributions paid from net realized gains from investment transactions
Class A	(32,729,995)	(27,270,843)	—	(48,611,807)
Class C	(14,995,423)	(11,485,203)	—	(18,719,722)
Class I	(21,670,124)	(14,754,342)	—	(26,628,986)
Decrease in net assets resulting from distributions	(88,007,052)	(68,845,088)	(8,878,452)	(132,590,904)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	486,972,697	1,361,319,863	585,082,420	1,162,012,459
Net asset value of shares issued for reinvested dividends and distributions	71,616,802	57,064,131	5,749,456	92,471,546
Cost of shares redeemed	(456,073,896)	(519,076,926)	(627,962,928)	(1,256,911,726)
Redemption fees	—	—	75,413	239,954
Increase (decrease) in net assets from Fund share transactions	102,515,603	899,307,068	(37,055,639)	(2,187,767)
Net increase (decrease) in net assets	233,496,196	1,081,302,550	(1,084,222,781)	(444,658,457)
Net Assets (Note 1)
Beginning of period	2,993,820,940	1,912,518,390	3,075,260,365	3,519,918,822
End of period	$3,227,317,136	$2,993,820,940	$1,991,037,584	$3,075,260,365
Undistributed net investment income (loss)	$10,797,039	$16,517,574	$(112,233,412)	$(100,187,188)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Statements of Changes in Net Assets (continued)

	FIRST EAGLE GLOBAL INCOME BUILDER FUND		FIRST EAGLE HIGH YIELD FUND
	SIX MONTHS ENDED APRIL 30, 2013 (unaudited)	PERIOD MAY 1, 2012 TO OCTOBER 31, 2012	SIX MONTHS ENDED APRIL 30, 2013 (unaudited)	PERIOD APRIL 1, 2012 TO OCTOBER 31, 2012
Operations
Net investment income (loss)	$4,461,080	$869,230	$22,700,920	$15,254,773
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	269,510	87,310	3,786,814	1,562,963
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	11,438,051	2,030,861	17,643,244	12,067,997
Net increase (decrease) in net assets resulting from operations	16,168,641	2,987,401	44,130,978	28,885,733
Distribution to Shareholders
Dividends paid from net investment income
Class A	(1,947,541)	(207,258)	(8,152,593)	(5,146,846)
Class C	(1,005,673)	(93,296)	(3,488,349)	(2,099,621)
Class I	(1,439,658)	(375,701)	(11,059,969)	(8,021,377)
Class Y	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	—	—	(236,977)	—
Class C	—	—	(125,800)	—
Class I	—	—	(322,171)	—
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(4,392,872)	(676,255)	(23,385,859)	(15,267,844)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	223,399,385	106,407,315	297,002,791	448,132,515
Net asset value of shares issued for reinvested dividends and distributions	1,987,351	453,949	17,404,484	11,996,758
Cost of shares redeemed	(14,840,258)	(1,819,012)	(87,723,263)	(34,728,034)
Increase (decrease) in net assets from Fund share transactions	210,546,478	105,042,252	226,684,012	425,401,239
Net increase (decrease) in net assets	222,322,247	107,353,398	247,429,131	439,019,128
Net Assets (Note 1)
Beginning of period	107,353,398	—	641,899,714	202,880,586
End of period	$329,675,645	$107,353,398	$889,328,845	$641,899,714
Undistributed net investment income (loss)	$273,963	$205,755	$295,538	$295,529

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

	FIRST EAGLE FUND OF AMERICA
	SIX MONTHS ENDED APRIL 30, 2013 (unaudited)	YEAR ENDED OCTOBER 31, 2012
Operations
Net investment income (loss)	$1,688,809	$496,431
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	(33,783,930)	(34,795,479)
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	284,141,275	256,165,635
Net increase (decrease) in net assets resulting from operations	252,046,154	221,866,587
Distribution to Shareholders
Dividends paid from net investment income
Class A	(239,974)	—
Class C	—	—
Class I	—	—
Class Y	(211,957)	—
Distributions paid from net realized gains from investment transactions
Class A	—	(39,934,200)
Class C	—	(15,978,381)
Class I	—	—
Class Y	—	(44,697,643)
Decrease in net assets resulting from distributions	(451,931)	(100,610,224)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	581,278,170	308,241,688
Net asset value of shares issued for reinvested dividends and distributions	384,672	88,825,318
Cost of shares redeemed	(405,415,395)	(283,000,180)
Increase (decrease) in net assets from Fund share transactions	176,247,447	114,066,826
Net increase (decrease) in net assets	427,841,670	235,323,189
Net Assets (Note 1)
Beginning of period	1,611,068,613	1,375,745,424
End of period	$2,038,910,283	$1,611,068,613
Undistributed net investment income (loss)	$822,385	$(414,493)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Financial Highlights

	SIX MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2013 (unaudited)						2012
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	49.24		48.16		49.50		46.90	45.91	47.15
Income (loss) from investment operations:
Net investment income ($)	0.22		0.04		0.29		0.45	0.09	0.57
Net realized and unrealized gains (losses) on investments	4.64		4.55		4.66		3.03	2.98	3.03
Total income (loss) from investment operations	4.86		4.59		4.95		3.48	3.07	3.60
Less distributions:
Dividends from net investment income ($)	-0.51		-0.16		-0.63		-0.53	-0.21	-0.64
Distributions from capital gains	-1.61		-1.61		-1.61		-0.61	-0.61	-0.61
Total distributions	-2.12		-1.77		-2.24		-1.14	-0.82	-1.25
Net asset value, end of period ($)	51.98		50.98		52.21		49.24	48.16	49.50
Total Return(c) (%)	10.26	(a)	9.85	(a)	10.41	(a)	7.64	6.83	7.90
Ratios and supplemental data
Net assets, end of period (millions) ($)	17,640		10,513		13,522		15,840	9,322	11,182
Ratio of operating expenses to average net assets including earnings credits (%)	1.13	(b)	1.88	(b)	0.88	(b)	1.15	1.89	0.90
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.13	(b)	1.88	(b)	0.88	(b)	1.15	1.89	0.90
Ratio of net investment income to average net assets including earnings credits (%)	0.90	(b)	0.15	(b)	1.17	(b)	0.94	0.19	1.19
Ratio of net investment income to average net assets excluding earnings credits (%)	0.90	(b)	0.15	(b)	1.17	(b)	0.94	0.19	1.19
Portfolio turnover rate (%)	7.16	(a)	7.16	(a)	7.16	(a)	11.29	11.29	11.29

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sale charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Global Fund

	YEAR ENDED OCTOBER 31,
	2011			2010			2009				2008
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	44.36	43.47	44.59	38.74	38.07	38.92	34.45	33.99		34.62	51.09	50.46	51.32
Income (loss) from investment operations:
Net investment income ($)	0.39	0.04	0.51	0.56	0.26	0.69	0.39	0.13		0.47	0.64	0.31	0.76
Net realized and unrealized gains (losses) on investments	2.79	2.75	2.81	5.63	5.51	5.63	6.35	6.26		6.39	-11.82	-11.69	-11.88
Total income (loss) from investment operations	3.18	2.79	3.32	6.19	5.77	6.32	6.74	6.39		6.86	-11.18	-11.38	-11.12
Less distributions:
Dividends from net investment income ($)	-0.64	-0.35	-0.76	-0.57	-0.37	-0.65	-0.14	-0.00	**	-0.25	-1.07	-0.70	-1.19
Distributions from capital gains	—	—	—	—	—	—	-2.31	-2.31		-2.31	-4.39	-4.39	-4.39
Total distributions	-0.64	-0.35	-0.76	-0.57	-0.37	-0.65	-2.45	-2.31		-2.56	-5.46	-5.09	-5.58
Net asset value, end of period ($)	46.90	45.91	47.15	44.36	43.47	44.59	38.74	38.07		38.92	34.45	33.99	34.62
Total Return(c) (%)	7.23	6.45	7.52	16.13	15.23	16.40	20.81	19.93		21.13	-24.41	-24.99	-24.21
Ratios and supplemental data
Net assets, end of period (millions) ($)	14,352	8,385	8,455	12,195	6,524	5,345	10,562	5,158		3,338	9,784	4,623	2,898
Ratio of operating expenses to average net assets including earnings credits (%)	1.13	1.88	0.88	1.16	1.91	0.91	1.19	1.94		0.94	1.14	1.89	0.89
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.13	1.88	0.88	1.16	1.91	0.91	1.19	1.94		0.94	1.14	1.89	0.89
Ratio of net investment income to average net assets including earnings credits (%)	0.83	0.08	1.07	1.36	0.63	1.68	1.14	0.38		1.37	1.48	0.73	1.74
Ratio of net investment income to average net assets excluding earnings credits (%)	0.83	0.08	1.07	1.36	0.63	1.68	1.14	0.38		1.37	1.48	0.73	1.74
Portfolio turnover rate (%)	11.57	11.57	11.57	17.37	17.37	17.37	12.52	12.52		12.52	29.69	29.69	29.69

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Financial Highlights

	SIX MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2013 (unaudited)						2012
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	22.26		21.62		22.63		22.25	21.61	22.61
Income (loss) from investment operations:
Net investment income (loss) ($)	0.06		-0.02		0.09		0.24	0.08	0.30
Net realized and unrealized gains (losses) on investments	2.22		2.18		2.26		0.80	0.77	0.81
Total income (loss) from investment operations	2.28		2.16		2.35		1.04	0.85	1.11
Less distributions:
Dividends from net investment income ($)	-0.26		-0.13		-0.31		-0.39	-0.20	-0.45
Distributions from capital gains	-0.90		-0.90		-0.90		-0.64	-0.64	-0.64
Total distributions	-1.16		-1.03		-1.21		-1.03	-0.84	-1.09
Net asset value, end of period ($)	23.38		22.75		23.77		22.26	21.62	22.63
Total Return(c) (%)	10.79	(a)	10.40	(a)	10.88	(a)	5.06	4.28	5.36
Ratios and supplemental data
Net assets, end of period (millions) ($)	5,676		1,073		6,594		5,111	986	5,252
Ratio of operating expenses to average net assets including earnings credits (%)	1.16	(b)	1.91	(b)	0.91	(b)	1.17	1.92	0.92
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.16	(b)	1.91	(b)	0.91	(b)	1.17	1.92	0.92
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.54	(b)	-0.22	(b)	0.83	(b)	1.12	0.37	1.36
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.54	(b)	-0.22	(b)	0.83	(b)	1.12	0.37	1.36
Portfolio turnover rate (%)	8.06	(a)	8.06	(a)	8.06	(a)	10.50	10.50	10.50

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Overseas Fund

	YEAR ENDED OCTOBER 31,
	2011			2010				2009				2008
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	21.86	21.26	22.20	19.51	19.03		19.80	17.21	16.93		17.41	28.09	27.66	28.38
Income (loss) from investment operations:
Net investment income (loss) ($)	0.18	0.01	0.24	0.15	0.00	**	0.21	0.26	0.13		0.30	0.35	0.18	0.40
Net realized and unrealized gains (losses) on investments	0.74	0.73	0.75	2.80	2.72		2.82	3.72	3.63		3.78	-7.21	-7.10	-7.28
Total income (loss) from investment operations	0.92	0.74	0.99	2.95	2.72		3.03	3.98	3.76		4.08	-6.86	-6.92	-6.88
Less distributions:
Dividends from net investment income ($)	-0.32	-0.18	-0.37	-0.60	-0.49		-0.63	-0.02	0.00	**	-0.03	-0.87	-0.66	-0.94
Distributions from capital gains	-0.21	-0.21	-0.21	—	—		—	-1.66	-1.66		-1.66	-3.15	-3.15	-3.15
Total distributions	-0.53	-0.39	-0.58	-0.60	-0.49		-0.63	-1.68	-1.66		-1.69	-4.02	-3.81	-4.09
Net asset value, end of period ($)	22.25	21.61	22.61	21.86	21.26		22.20	19.51	19.03		19.80	17.21	16.93	17.41
Total Return(c) (%)	4.27	3.48	4.52	15.45	14.55		15.68	24.95	23.96		25.26	-28.15	-28.67	-27.97
Ratios and supplemental data
Net assets, end of period (millions) ($)	5,023	1,027	4,136	4,676	914		3,284	4,024	792		2,211	3,518	737	1,968
Ratio of operating expenses to average net assets including earnings credits (%)	1.14	1.89	0.89	1.17	1.92		0.92	1.20	1.95		0.95	1.15	1.90	0.90
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	1.89	0.89	1.17	1.92		0.92	1.20	1.95		0.95	1.15	1.90	0.90
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.78	0.04	1.06	0.76	0.01		1.03	1.51	0.76		1.75	1.57	0.82	1.76
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.78	0.04	1.06	0.76	0.01		1.03	1.51	0.76		1.75	1.57	0.82	1.76
Portfolio turnover rate (%)	12.22	12.22	12.22	15.53	15.53		15.53	8.65	8.65		8.65	15.72	15.72	15.72

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Financial Highlights

	SIX MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2013 (unaudited)						2012
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	18.27		18.02		18.50		17.12	16.91	17.33
Income (loss) from investment operations:
Net investment income ($)	0.08		0.01		0.11		0.15	0.02	0.19
Net realized and unrealized gains (losses) on investments	1.22		1.21		1.23		1.59	1.57	1.61
Total income (loss) from investment operations	1.30		1.22		1.34		1.74	1.59	1.80
Less distributions:
Dividends from net investment income ($)	-0.13		-0.01		-0.17		-0.14	-0.03	-0.18
Distributions from capital gains	-0.42		-0.42		-0.42		-0.45	-0.45	-0.45
Total distributions	-0.55		-0.43		-0.59		-0.59	-0.48	-0.63
Net asset value, end of period ($)	19.02		18.81		19.25		18.27	18.02	18.50
Total Return(c) (%)	7.33	(a)	6.93	(a)	7.49	(a)	10.63	9.75	10.86
Ratios and supplemental data
Net assets, end of period (millions) ($)	1,482		689		1,057		1,425	631	938
Ratio of operating expenses to average net assets including earnings credits (%)	1.19	(b)	1.94	(b)	0.94	(b)	1.17	1.92	0.93
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.19	(b)	1.94	(b)	0.94	(b)	1.17	1.92	0.93
Ratio of net investment income to average net assets including earnings credits (%)	0.92	(b)	0.16	(b)	1.16	(b)	0.84	0.09	1.08
Ratio of net investment income to average net assets excluding earnings credits (%)	0.92	(b)	0.16	(b)	1.16	(b)	0.84	0.09	1.08
Portfolio turnover rate (%)	6.58	(a)	6.58	(a)	6.58	(a)	14.34	14.34	14.34
  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

U.S. Value Fund

	YEAR ENDED OCTOBER 31,
	2011			2010			2009			2008
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	15.94	15.75	16.12	14.21	14.06	14.37	12.75	12.63	12.89	17.01	16.87	17.19
Income (loss) from investment operations:
Net investment income ($)	0.17	0.04	0.21	0.32	0.21	0.38	0.21	0.12	0.24	0.36	0.24	0.40
Net realized and unrealized gains (losses) on investments	1.34	1.34	1.37	1.60	1.58	1.59	1.58	1.56	1.60	-3.65	-3.63	-3.69
Total income (loss) from investment operations	1.51	1.38	1.58	1.92	1.79	1.97	1.79	1.68	1.84	-3.29	-3.39	-3.29
Less distributions:
Dividends from net investment income ($)	-0.33	-0.22	-0.37	-0.19	-0.10	-0.22	-0.22	-0.14	-0.25	-0.31	-0.19	-0.35
Distributions from capital gains	—	—	—	—	—	—	-0.11	-0.11	-0.11	-0.66	-0.66	-0.66
Total distributions	-0.33	-0.22	-0.37	-0.19	-0.10	-0.22	-0.33	-0.25	-0.36	-0.97	-0.85	-1.01
Net asset value, end of period ($)	17.12	16.91	17.33	15.94	15.75	16.12	14.21	14.06	14.37	12.75	12.63	12.89
Total Return(c) (%)	9.60	8.85	9.92	13.64	12.75	13.84	14.52	13.63	14.78	-20.56	-21.17	-20.36
Ratios and supplemental data
Net assets, end of period (millions) ($)	967	408	538	680	320	328	547	263	199	271	167	104
Ratio of operating expenses to average net assets including earnings credits (%)	1.18	1.93	0.93	1.23	1.98	0.99	1.26	2.00	1.01	1.20	1.96	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.18	1.93	0.93	1.23	1.98	0.99	1.26	2.00	1.01	1.21	1.96	0.96
Ratio of net investment income to average net assets including earnings credits (%)	0.98	0.24	1.23	2.15	1.41	2.46	1.63	0.93	1.90	2.28	1.53	2.53
Ratio of net investment income to average net assets excluding earnings credits (%)	0.98	0.24	1.23	2.15	1.41	2.46	1.63	0.93	1.90	2.28	1.52	2.53
Portfolio turnover rate (%)	18.54	18.54	18.54	12.23	12.23	12.23	14.88	14.88	14.88	21.75	21.75	21.75

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Financial Highlights

	SIX MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2013 (unaudited)						2012
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	29.86		28.84		30.26		33.89	32.78	34.33
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.02		-0.11		0.01		-0.01	-0.22	0.06
Net realized and unrealized gains (losses) on investments	-10.03		-9.69		-10.16		-2.73	-2.66	-2.75
Total income (loss) from investment operations	-10.05		-9.80		-10.15		-2.74	-2.88	-2.69
Less distributions:
Dividends from net investment income ($)	-0.08		—		-0.15		-0.39	-0.16	-0.48
Distributions from capital gains	—		—		—		-0.90	-0.90	-0.90
Total distributions	-0.08		—		-0.15		-1.29	-1.06	-1.38
Net asset value, end of period ($)	19.73		19.04		19.96		29.86	28.84	30.26
Total Return(c) (%)	-33.73	(a)	-33.98	(a)	-33.67	(a)	-8.14	-8.86	-7.89
Ratios and supplemental data
Net assets, end of period (millions) ($)	985		377		629		1,535	608	932
Ratio of operating expenses to average net assets including earnings credits (%)	1.22	(b)	1.97	(b)	0.97	(b)	1.21	1.96	0.96
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.22	(b)	1.97	(b)	0.97	(b)	1.21	1.96	0.96
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.18	(b)	-0.93	(b)	0.07	(b)	-0.05	-0.80	0.21
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.18	(b)	-0.93	(b)	0.07	(b)	-0.05	-0.80	0.21
Portfolio turnover rate (%)	5.09	(a)	5.09	(a)	5.09	(a)	9.19	9.19	9.19

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Gold Fund

	YEAR ENDED OCTOBER 31,
	2011			2010			2009			2008
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	33.42	32.44	33.81	25.15	24.52	25.43	14.85	14.60	14.98	27.28	26.86	27.48
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.19	-0.42	-0.10	-0.17	-0.38	-0.11	-0.14	-0.30	-0.09	-0.09	-0.27	-0.05
Net realized and unrealized gains (losses) on investments	2.60	2.53	2.63	8.82	8.58	8.92	11.50	11.28	11.60	-10.61	-10.43	-10.66
Total income (loss) from investment operations	2.41	2.11	2.53	8.65	8.20	8.81	11.36	10.98	11.51	-10.70	-10.70	-10.71
Less distributions:
Dividends from net investment income ($)	-0.73	-0.56	-0.80	-0.38	-0.28	-0.43	—	—	—	-0.78	-0.61	-0.84
Distributions from capital gains	-1.21	-1.21	-1.21	—	—	—	-1.06	-1.06	-1.06	-0.95	-0.95	-0.95
Total distributions	-1.94	-1.77	-2.01	-0.38	-0.28	-0.43	-1.06	-1.06	-1.06	-1.73	-1.56	-1.79
Net asset value, end of period ($)	33.89	32.78	34.33	33.42	32.44	33.81	25.15	24.52	25.43	14.85	14.60	14.98
Total Return(c) (%)	7.38	6.61	7.66	34.73	33.66	35.01	78.93	77.62	79.27	-41.56	-41.99	-41.36
Ratios and supplemental data
Net assets, end of period (millions) ($)	1,834	683	1,003	1,900	616	695	1,325	362	165	480	109	71
Ratio of operating expenses to average net assets including earnings credits (%)	1.20	1.95	0.95	1.22	1.97	0.97	1.26	2.01	1.01	1.21	1.96	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.20	1.95	0.95	1.22	1.97	0.97	1.26	2.01	1.01	1.21	1.96	0.96
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.56	-1.30	-0.30	-0.60	-1.35	-0.36	-0.65	-1.40	-0.40	-0.38	-1.13	-0.20
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.56	-1.30	-0.30	-0.60	-1.35	-0.36	-0.65	-1.40	-0.40	-0.38	-1.14	-0.20
Portfolio turnover rate (%)	13.26	13.26	13.26	5.50	5.50	5.50	3.00	3.00	3.00	8.74	8.74	8.74

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Financial Highlights

	SIX MONTHS ENDED APRIL 30, 2013 (unaudited)						PERIOD MAY 1, 2012^ TO OCTOBER 31, 2012
	CLASS A		CLASS C		CLASS I		CLASS A		CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	10.32		10.30		10.33		10.00		10.00		10.00
Income from investment operations:
Net investment income ($)	0.23		0.19		0.23		0.15		0.11		0.18
Net realized and unrealized gains (losses) on investments	0.53		0.52		0.54		0.28		0.29		0.27
Total income (loss) from investment operations	0.76		0.71		0.77		0.43		0.40		0.45
Less distributions:
Dividends from net investment income ($)	-0.19		-0.15		-0.23		-0.11		-0.10		-0.12
Total distributions	-0.19		-0.15		-0.23		-0.11		-0.10		-0.12
Net asset value, end of period ($)	10.89		10.86		10.87		10.32		10.30		10.33
Total Return(c) (%)	7.50	(a)	7.05	(a)	7.56	(a)	4.37	(a)	4.00	(a)	4.53	(a)
Ratios and supplemental data
Net assets, end of period (millions) ($)	147		97		85		43		26		38
Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	1.29	(b)	2.04	(b)	1.05	(b)	1.30	(b)(d)	2.05	(b)(d)	1.05	(b)(d)
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.41	(b)	2.15	(b)	1.17	(b)	2.13	(b)(d)	2.88	(b)(d)	2.20	(b)(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	4.33	(b)	3.60	(b)	4.47	(b)	2.89	(b)(d)	2.16	(b)(d)	3.56	(b)(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	4.21	(b)	3.48	(b)	4.35	(b)	2.06	(b)(d)	1.33	(b)(d)	2.40	(b)(d)
Portfolio turnover rate (%)	3.48	(a)	3.48	(a)	3.48	(a)	5.17	(a)	5.17	(a)	5.17	(a)

  ^  Commencement of investment operations.

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

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Financial Highlights

	SIX MONTHS ENDED						PERIOD APRIL 1,2012 TO
	APRIL 30, 2013 (unaudited)						OCTOBER 31, 2012
	CLASS A		CLASS C		CLASS I		CLASS A		CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	9.98		9.97		9.98		9.75		9.74		9.75
Income (loss) from investment operations:
Net investment income ($)	0.29		0.26		0.32		0.33		0.29		0.36
Net realized and unrealized gains (losses) on investments	0.29		0.28		0.28		0.24		0.23		0.23
Total income (loss) from investment operations	0.58		0.54		0.60		0.57		0.52		0.59
Less distributions:
Dividends from net investment income ($)	-0.30		-0.26		-0.32		-0.34		-0.29		-0.36
Distributions from capital gains	-0.01		-0.01		-0.01		—		—		—
Total distributions	-0.31		-0.27		-0.33		-0.34		-0.29		-0.36
Net asset value, end of period ($)	10.25		10.24		10.25		9.98		9.97		9.98
Total Return(c) (%)	5.86	(a)	5.47	(a)	6.06	(a)	5.94	(a)	5.47	(a)	6.20	(a)
Ratios and supplemental data
Net assets, end of period (millions) ($)	336		156		397		220		113		309
Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	1.19	(b)	1.94	(b)	0.80	(b)	1.25	(b)(d)	2.00	(b)(d)	0.80	(b)(d)
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.19	(b)	1.94	(b)	0.94	(b)	1.27	(b)(d)	2.02	(b)(d)	1.03	(b)(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	5.87	(b)	5.13	(b)	6.28	(b)	5.75	(b)(d)	4.98	(b)(d)	6.23	(b)(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	5.87	(b)	5.13	(b)	6.14	(b)	5.73	(b)(d)	4.96	(b)(d)	6.00	(b)(d)
Portfolio turnover rate (%)	21.82	(a)	21.82	(a)	21.82	(a)	25.02	(a)	25.02	(a)	25.02	(a)

  ^  The Fund commenced investment operations in its present form on December 30, 2011.

  ^^  Class A and Class C commenced operations on January 3, 2012.

  ^^^  The predecessor Fund, Old Mutual High Yield Fund, commenced operations on November 19, 2007.

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 4.50% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

High Yield Fund

	YEAR ENDED MARCH 31,
	2012^					2011	2010	2009	2008^^^
	CLASS A^^		CLASS C^^		CLASS I	CLASS I	CLASS I	CLASS I	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	9.40		9.40		10.29	10.67	7.72	9.29	10.00
Income (loss) from investment operations:
Net investment income ($)	0.13		0.11		0.68	0.98	1.31	0.85	0.36
Net realized and unrealized gains (losses) on investments	0.35		0.34		-0.11	0.47	3.07	-1.55	-0.69
Total income (loss) from investment operations	0.48		0.45		0.57	1.45	4.38	-0.70	-0.33
Less distributions:
Dividends from net investment income ($)	-0.13		-0.11		-0.83	-0.98	-1.28	-0.87	-0.38
Distributions from capital gains	—		—		-0.28	-0.85	-0.15	—	—
Total distributions	-0.13		-0.11		-1.11	-1.83	-1.43	-0.87	-0.38
Net asset value, end of period ($)	9.75		9.74		9.75	10.29	10.67	7.72	9.29
Total Return(c) (%)	5.11		4.78		6.11	14.81	59.30	-7.78	-3.39
Ratios and supplemental data
Net assets, end of period (millions) ($)	60		28		115	11	10	9	9
Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	0.95	(b)	1.66	(b)	0.80	0.80	0.80	0.80	0.80
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.12	(b)	1.83	(b)	1.05	1.21	1.04	1.05	1.86	(b)
Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	5.48	(b)	4.74	(b)	6.98	9.33	13.34	10.04	10.90	(b)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	5.31	(b)	4.57	(b)	6.73	8.92	13.10	9.79	9.84
Portfolio turnover rate (%)	45.21		45.21		45.21	145.96	292.11	74.19	10.78

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Financial Highlights

	SIX MONTHS ENDED								YEAR ENDED OCTOBER 31,
	APRIL 30, 2013 (unaudited)								2012
	CLASS A		CLASS C		CLASS I^		CLASS Y		CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	26.86		23.30		31.01		27.37		24.91	22.01	25.35
Income (loss) from investment operations:
Net investment income (loss) ($)	0.04		-0.06		-0.04		0.06		0.04	-0.13	0.04
Net realized and unrealized gains (losses) on investments	4.07		3.53		0.59		4.13		3.73	3.24	3.80
Total income (loss) from investment operations	4.11		3.47		0.55		4.19		3.77	3.11	3.84
Less distributions:
Dividends from net investment income ($)	-0.01		—		—		-0.01		—	—	—
Distributions from capital gains	—		—		—		—		-1.82	-1.82	-1.82
Total distributions	-0.01		—		—		-0.01		-1.82	-1.82	-1.82
Net asset value, end of period ($)	30.96		26.77		31.56		31.55		26.86	23.30	27.37
Total Return(c) (%)	15.30	(a)	14.84	(a)	1.77	(a)	15.31	(a)	16.46	15.62	16.50
Ratios and supplemental data
Net assets, end of period (millions) ($)	862		336		252		589		699	246	667
Ratio of operating expenses to average net assets including earnings credits (%)	1.39	(b)	2.14	(b)	1.16	(b)	1.39	(b)	1.44	2.19	1.44
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.39	(b)	2.14	(b)	1.16	(b)	1.39	(b)	1.44	2.19	1.44
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.30	(b)	-0.47	(b)	-0.86	(b)	0.39	(b)	0.14	-0.61	0.14
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.30	(b)	-0.47	(b)	-0.86	(b)	0.39	(b)	0.14	-0.61	0.14
Portfolio turnover rate (%)	10.86	(a)	10.86	(a)	10.86	(a)	10.86	(a)	31.48	31.48	31.48

  ^  Class I commenced investment operations on March 8, 2013.

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Fund of America

	YEAR ENDED OCTOBER 31,
	2011			2010			2009			2008
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	24.06	21.32	24.47	19.32	17.25	19.66	18.92	17.14	19.23	29.79	27.39	30.22
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.09	-0.25	-0.08	0.13	-0.03	0.14	-0.06	-0.18	-0.07	-0.06	-0.20	-0.01
Net realized and unrealized gains (losses) on investments	1.11	0.98	1.12	4.61	4.10	4.67	1.61	1.44	1.65	-7.85	-7.16	-8.03
Total income (loss) from investment operations	1.02	0.73	1.04	4.74	4.07	4.81	1.55	1.26	1.58	-7.91	-7.36	-8.04
Less distributions:
Dividends from net investment income ($)	-0.17	-0.04	-0.16	—	—	—	—	—	—	-0.07	—	-0.06
Distributions from capital gains	—	—	—	—	—	—	-1.15	-1.15	-1.15	-2.89	-2.89	-2.89
Total distributions	-0.17	-0.04	-0.16	—	—	—	-1.15	-1.15	-1.15	-2.96	-2.89	-2.95
Net asset value, end of period ($)	24.91	22.01	25.35	24.06	21.32	24.47	19.32	17.25	19.66	18.92	17.14	19.23
Total Return(c) (%)	4.22	3.43	4.20	24.53	23.59	24.47	9.13	8.34	9.14	-29.20	-29.74	-29.23
Ratios and supplemental data
Net assets, end of period (millions) ($)	549	194	633	379	122	599	276	90	503	127	61	501
Ratio of operating expenses to average net assets including earnings credits (%)	1.43	2.18	1.43	1.47	2.22	1.47	1.50	2.25	1.50	1.41	2.16	1.41
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.43	2.18	1.43	1.47	2.22	1.47	1.50	2.25	1.50	1.42	2.17	1.42
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.33	-1.08	-0.31	0.61	-0.14	0.62	-0.34	-1.10	-0.37	-0.23	-0.87	-0.06
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.33	-1.08	-0.31	0.61	-0.14	0.62	-0.34	-1.10	-0.37	-0.24	-0.88	-0.07
Portfolio turnover rate (%)	67.61	67.61	67.61	40.00	40.00	40.00	40.41	40.41	40.41	63.97	63.97	63.97

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of seven separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund (which commenced operations on May 1, 2012) seeks current income generation and long-term growth of capital. The First Eagle High Yield Fund seeks to provide investors with a high level of current income. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and international equity securities.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment in Subsidiary — The First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through its investment in the First Eagle Gold Cayman Fund, Ltd., a wholly owned subsidiary (the "Subsidiary"). The Gold Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Gold Fund. Substantially all of the Subsidiary's assets represent physical gold (bullion).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

Trading in bullion directly by the Gold Fund presents the risk of negative tax consequences (e.g., a change in the Fund's tax status subjecting the Fund to tax at the Fund level on all its income if the Fund's "non-qualifying income" exceeds 10% of the Fund's gross income in any taxable year). Trading in bullion by the Subsidiary generally does not present the same tax risks.

The Subsidiary, established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. As of April 30, 2013, the Subsidiary has $56,487,379 in net assets, representing 2.84% of the Gold Fund's net assets.

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts at the time NYSE closes (normally 4:00 p.m. E.S.T.).

Effective March 1, 2013 the 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to a Fund's foreign holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. E.S.T.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds shall be determined in good faith by or under the direction of the Board, generally acting through its designated Valuation Committee or Valuation Panel (collectively, the "Committees"). The Committees' responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Funds' valuation policies.

It is the policy of the Funds to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

The following is a summary of the Funds' inputs used to value the Funds' investments as of April 30, 2013:

First Eagle Global Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3(b)	TOTAL
Assets: †
U.S. Common Stocks	$13,895,044,072	$2,131,614	$—	$13,897,175,686
International Common Stocks	17,091,139,090	24,286,122	11,281,398	17,126,706,610
International Preferred Stock	117,491,735	—	—	117,491,735
Warrant	80,425,551	—	—	80,425,551
Commodity*	1,619,895,681	—	—	1,619,895,681
U.S. Corporate Bonds	—	28,512,503	—	28,512,503
International Corporate Notes and Bonds	—	61,368,916	31,575,582	92,944,498
International Government Bond	—	25,302,592	—	25,302,592
International Commercial Paper	—	2,651,404,639	—	2,651,404,639
U.S. Commercial Paper	—	5,881,342,939	—	5,881,342,939
Foreign Currency Contracts**	—	240,995,492	—	240,995,492
Total	$32,803,996,129	$8,915,344,817	$42,856,980	$41,762,197,926
Liabilities:
Foreign Currency Contracts**	$—	$29,366,731	$—	$29,366,731
Total	$—	$29,366,731	$—	$29,366,731

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period. Common stock valued at $2,159,465 was transferred from Level 2 to Level 1 during the six-month period ended April 30, 2013. At October 31, 2012, this security was deemed illiquid; at April 30, 2013, this security was valued using quoted market prices in active markets. There were no transfers from Level 1 to Level 2 as of the six-month period ended April 30, 2013.

  (b)  Level 3 securities are identified in the Schedule of Investments with footnote (f).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

Fair Value Level 3 activity for the period ended April 30, 2013 was as follows:

First Eagle Global Fund — (continued)
	INTERNATIONAL	INTERNATIONAL
	COMMON STOCKS	CORPORATE BONDS	TOTAL VALUE
Beginning Balance — market value	$10,721,439	$31,128,000	$41,849,439
Purchases	—	—	—
Sales
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	559,959	447,582	1,007,541
Ending Balance — market value	$11,281,398	$31,575,582	$42,856,980
Change in unrealized gains or (losses) relating to assets still held at reporting date	$559,959	$447,582	$1,007,541

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

First Eagle Overseas Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
International Common Stocks	$9,280,464,591	$9,558,526	$37,930,030	$9,327,953,147
U.S. Common Stock	22,417,009	—	—	22,417,009
International Preferred Stocks	115,914,563	—	—	115,914,563
Right	—	—	0	0
Commodity*	582,622,734	—	—	582,622,734
Term Loans	—	743,949	10,616,285	11,360,234
International Corporate Bonds	—	19,175,927	21,050,388	40,226,315
International Commercial Paper	—	941,102,443	—	941,102,443
U.S. Commercial Paper	—	2,183,833,595	—	2,183,833,595
Foreign Currency Contracts**	—	116,525,025	—	116,525,025
Total	$10,001,418,897	$3,270,939,465	$69,596,703	$13,341,955,065
Liabilities:
Foreign Currency Contracts**	$—	$16,655,474	$—	$16,655,474
Total	$—	$16,655,474	$—	$16,655,474

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (f).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the six-month period ended April 30, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

Fair Value Level 3 activity for the period ended April 30, 2013 was as follows:

First Eagle Overseas Fund — (continued)
	INTERNATIONAL		INTERNATIONAL
	COMMON STOCKS	RIGHT	CORPORATE BONDS	TERM LOANS*	TOTAL VALUE
Beginning Balance — market value	$36,904,767	$—	$20,752,000	$—	$57,656,767
Purchases	—	7,625	—	22,994,658	23,002,283
Sales	—	—	—	(22,992,069)	(22,992,069)
Transfer In — Level 3	—	—	—	10,925,318	10,925,318
Transfer Out — Level 3	—	—	—	—	—
Accrued Amortization	—	—	—	642,084	642,084
Realized Gains (Losses)	—	—	—	1,769,366	1,769,366
Change in Unrealized Appreciation (Depreciation)	1,025,263	(7,625)	298,388	(2,723,072)	(1,407,046)
Ending Balance — market value	$37,930,030	$0	$21,050,388	$10,616,285	$69,596,703
Change in unrealized gains or (losses) relating to assets still held at reporting date	$1,025,263	$(7,625)	$298,388	$(2,723,072)	$(1,407,046)

  *  Amounts reflected herein represents company reorganization.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

First Eagle U.S. Value Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
U.S. Common Stocks	$2,141,001,790	$3,274	$—	$2,141,005,064
International Common Stocks	327,121,368	708,662	—	327,830,030
U.S. Preferred Stock	—	—	5,504,940	5,504,940
Warrant	13,015,759	—	—	13,015,759
Commodity*	114,156,844	—	—	114,156,844
International Corporate Bond	—	4,790,909	—	4,790,909
U.S. Convertible Bond	—	32,967,200	—	32,967,200
U.S. Corporate Bonds	—	53,656,685	—	53,656,685
International Commercial Paper	—	173,192,435	—	173,192,435
U.S. Commercial Paper	—	366,983,181	—	366,983,181
Total	$2,595,295,761	$632,302,346	$5,504,940	$3,233,103,047

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (f).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the six-month period ended April 30, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

Fair Value Level 3 activity for the period ended April 30, 2013 was as follows:

First Eagle U.S. Value Fund — (continued)
U.S. PREFERED STOCK
Beginning Balance — market value	$4,828,435
Purchases	—
Sales	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	676,505
Ending Balance — market value	$5,504,940
Change in unrealized gains or (losses) relating to assets still held at reporting date	$676,505
First Eagle Gold Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
International Common Stocks	$1,248,612,874	$—	$—	$1,248,612,874
U.S. Common Stocks	164,195,347	—	—	164,195,347
International Preferred Stock	2,844,000	—	—	2,844,000
Investment Company	416,472	—	—	416,472
Warrants	—	—	—	—
Commodity*	494,705,610	—	—	494,705,610
International Convertible Bonds	—	—	30,000,000	30,000,000
International Commercial Paper	—	26,484,000	—	26,484,000
U.S. Commercial Paper	—	25,919,000	—	25,919,000
Total	$1,910,774,303	$52,403,000	$30,000,000	$1,993,177,303

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (f).

  †  See Consolidated Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the six-month period ended April 30, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

Fair Value Level 3 activity for the period ended April 30, 2013 was as follows:

First Eagle Gold Fund — (continued)
	INTERNATIONAL
	CONVERTIBLE BONDS	WARRANTS	TOTAL VALUE
Beginning Balance — market value	$30,000,000	$0	$30,000,000
Purchases	482	—	482
Sales	—	—	—
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(482)	0	(482)
Ending Balance — market value	$30,000,000	$0	$30,000,000
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(482)	$0	$(482)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

First Eagle Global Income Builder Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Common Stocks	$64,785,417	$—	$—	$64,785,417
International Common Stocks	109,953,839	—	—	109,953,839
Closed-End Mutual Fund	2,355,005	—	—	2,355,005
Commodity*	1,929,691	—	—	1,929,691
U.S. Convertible Bond	—	3,451,000	—	3,451,000
U.S. Corporate Bonds	—	62,542,654	—	62,542,654
International Corporate Bonds	—	39,320,004	—	39,320,004
Term Loans	—	22,875,006	—	22,875,006
International Commercial Paper	—	12,297,000	—	12,297,000
U.S. Commercial Paper	—	12,034,000	—	12,034,000
Foreign Currency Contracts**	—	74,698	—	74,698
Total	$179,023,952	$152,594,362	$—	$331,618,314
Liabilities:
Foreign Currency Contracts**	$—	$99,429	$—	$99,429
Total	$—	$99,429	$—	$99,429

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the six-month period ended April 30, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

First Eagle High Yield Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Convertible Bonds	$—	$18,383,132	$—	$18,383,132
U.S. Corporate Bonds	—	479,353,880	—	479,353,880
International Corporate Bonds	—	186,264,683	—	186,264,683
Term Loans	—	159,821,057	—	159,821,057
International Commercial Paper	—	25,245,000	—	25,245,000
U.S. Commercial Paper	—	24,706,000	—	24,706,000
Total	$—	$893,773,752	$—	$893,773,752
Liabilities:
Foreign Currency Contracts**	$—	$806,320	$—	$806,320
Total	$—	$806,320	$—	$806,320

  †  See Schedule of Investments for additional detailed categorizations.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the six-month period ended April 30, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

First Eagle Fund of America
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Common Stocks	$1,851,734,397	$—	$—	$1,851,734,397
International Common Stocks	106,964,786	—	—	106,964,786
Exchange Traded Fund	45,854,869	—	—	45,854,869
Investment Companies	102,500,193	—	—	102,500,193
U.S. Convertible Bond	—	4,724,606	—	4,724,606
Call Option Purchased	148,000	—	—	148,000
Total	$2,107,202,245	$4,724,606	$—	$2,111,926,851
Liabilities:
Covered Call Options Written	$62,263,619	$—	$—	$62,263,619
Put Option Written	36,540	—	—	36,540
Total	$62,300,159	$—	$—	$62,300,159

  †  See Schedule of Investments for additional detailed categorizations.

For the six-month period ended April 30, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The First Eagle Global, Overseas, Global Income Builder and High Yield Funds enter into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

The Funds adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

At April 30, 2013, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN APPRECIATION[4]
Foreign Currency	$240,995,492	$29,366,731	$295,746,488	$220,581,821
First Eagle Overseas Fund
			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN APPRECIATION[4]
Foreign Currency	$116,525,025	$16,655,474	$149,770,188	$107,159,214
First Eagle Global Income Builder Fund
			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN APPRECIATION[4]
Foreign Currency	$74,698	$99,429	$(117,655)	$151,102
First Eagle High Yield Fund
			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAINS/(LOSS)[3]	CHANGE IN DEPRECIATION[4]
Foreign Currency	$0	$806,320	$0	$(113,319)

g)  Options — In order to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Global Fund, First Eagle

  1  Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statements of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

U.S. Value Fund and First Eagle Fund of America write covered call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Funds may be required to earmark assets to cover its obligations under option contracts. A call option is covered if the Funds hold, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Funds in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Funds, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Funds. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

For the six-month period ended April 30, 2013, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America had the following options transactions.

First Eagle Global Fund
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options outstanding at October 31, 2012	31,931	$6,108,142
Options written	34,917	6,341,638
Options assigned	(19,696)	(2,902,367)
Options expired/closed	(47,152)	(9,547,413)
Options outstanding at April 30, 2013	0	$0

As of April 30, 2013, there were no segregated securities for written options.

First Eagle U.S. Value Fund
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options outstanding at October 31, 2012	3,593	$604,523
Options written	5,016	917,816
Options assigned	(2,676)	(389,079)
Options expired/closed	(5,933)	(1,133,260)
Options outstanding at April 30, 2013	0	$0

As of April 30, 2013, there were no segregated securities for written options.

First Eagle Fund of America
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options outstanding at October 31, 2012	145,331	$36,222,702
Options written	584,420	133,219,435
Options assigned	(33,448)	(11,086,942)
Options expired/closed	(501,828)	(108,672,996)
Options outstanding at April 30, 2013	194,475	$49,682,199
PURCHASED OPTIONS	NUMBER OF CONTRACTS	COST
Options outstanding at October 31, 2012	1,500	$309,736
Options purchased	3,340	665,022
Options closed	(2,840)	(722,683)
Options outstanding at April 30, 2013	2,000	$252,075
FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

As of April 30, 2013, portfolio securities valued at $754,890,068 were segregated to cover collateral requirements for written options.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

At April 30, 2013, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
		GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Equity — Written options	$0	$7,325,471	$(4,556,262)
First Eagle U.S. Value Fund
		GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Equity — Written options	$0	$734,554	$(392,263)
First Eagle Fund of America

			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN (LOSS)[3]	CHANGE IN (DEPRECIATION)[4]
Equity — Written options	$0	$62,300,159	$(47,581,217)	$(18,240,307)
Equity — Purchased options	148,000	0	290,459	(109,339)

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be

  1  Statements of Assets and Liabilities location: Investments, at value, Unaffiliated issuers.

  2  Statements of Assets and Liabilities location: Option contracts written, at value.

  3  Statements of Operations location: Net realized gains (losses) from: Written options & Investment transactions of unaffiliated issuers.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Written options & Investment transactions.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Term Loans — A Fund may invest in term loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

l)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Yield Fund which declares income daily and pays monthly. First Eagle Global Income Builder Fund declared and paid income quarterly for the period October 1, 2012 to March 31, 2013. As of April 1, 2013, the First Eagle Global Income Builder Fund declares income daily and pays quarterly.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

m)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

n)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

o)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares. Effective March 1, 2013, the First Eagle Global Fund and First Eagle Overseas Fund no longer charge redemption fees.

p)  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Global Income Builder Fund at 0.75% of each Fund's average daily net assets, First Eagle High Yield Fund at 0.70% of the Fund's average daily net assets and First Eagle Fund of America at 1% of the Fund's average daily net assets.

Effective March 1, 2013, the Adviser receives from First Eagle Fund of America an annual advisory fee at the rate of 1.00% of the first $1.5 billion of the average daily net assets, 0.95% of the next $1 billion of the average daily net assets; 0.90% on the next $2.5 billion of the average daily net assets and 0.85% in excess of $5 billion of the average daily net assets.

Pursuant to a subadvisory agreement, dated December 10, 2002 (agreement was amended and restated most recently in September 2009) ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian" or "Sub-Adviser") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, for the First Eagle High Yield Fund and First Eagle Global Income Builder Fund, as allowed by law, so that the total annual operating expenses (excluding certain items) of the First Eagle High Yield Fund's Class A, Class C and Class I shares do not exceed 1.25%, 2.00% and 0.80%, respectively, and the First Eagle Global Income Builder Fund's Class A, Class C, and Class I shares do not exceed 1.30%, 2.05% and 1.05%, respectively, through December 31, 2013.

The Adviser may seek reimbursement for fees waived and other expenses paid by the Adviser pursuant to the Fee Waiver and Expense Reimbursement

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

Agreement ("Agreement"). A repayment should be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed operating expenses under the Agreement. As of April 30, 2013, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows:

First Eagle Global Income Builder Fund
EXPIRATION	AMOUNT
October 31, 2015	$305,915
April 30, 2016	128,284
First Eagle HIgh Yield Fund
EXPIRATION	AMOUNT
March 31, 2014	$38,000
March 31, 2015	72,599
October 31, 2015	324,266
April 30, 2016	251,070

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. First Eagle Global Income Builder Fund pays the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the First Eagle High Yield Fund, and in accordance with the agreement between them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. In accordance with the plan of reorganization, those reimbursements may not exceed an annual rate of 0.05% of the value of the Fund's average daily net assets. After December 31, 2013, the Fund will no longer reimburse these costs and instead will pay a fixed administrative services fee to the Adviser at an annual rate of 0.05% of the value of the Fund's average daily net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

For the period ended April 30, 2013, the Funds reimbursed and had payable to the Adviser amounts shown below:

FUND	REIMBURSED TO ADVISER	PAYABLE TO ADVISER
First Eagle Global Fund	$1,772,570	$645,488
First Eagle Overseas Fund	559,253	195,352
First Eagle U.S. Value Fund	144,261	43,130
First Eagle Gold Fund	128,355	129,480
First Eagle Global Income Builder Fund	40,440	12,796
First Eagle High Yield Fund	34,378	7,914
First Eagle Fund of America	82,558	22,779

The Funds have entered into Custody Agreements with State Street Bank and Trust Company ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered into sub-custodial agreements to maintain the custody of gold bullion in the Funds. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Funds' Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the six-month period ended April 30, 2013, FEF Distributors, LLC realized $1,254,770, $125,581, $128,283, $120,797, $89,305, $110,062, and $102,325 , pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan, which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of April 30, 2013, balances to the Plan are recorded on the Statements of Assets and Liabilities.

For the six-month period ended April 30, 2013, the Sub-Adviser reimbursed First Eagle Fund of America $10,466 for losses incurred in connection with trading errors.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund pay the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor monthly, a distribution fee with respect to Class A, Class C and Class Y shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the six-month period ended April 30, 2013, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the six-month period ended April 30, 2013, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

During the six-month period ended April 30, 2013, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $2,477,312,503, $968,186,549, $293,051,390, $211,435,569, $210,583,164,

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

$365,063,906 and $346,450,896 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. Government securities and short-term securities, totaled $2,223,505,766, $759,031,791, $165,112,731, $127,103,905, $6,981,496, $156,529,796 and $193,900,016 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

There were no purchases or sales of U.S. Government securities, excluding short-term securities, for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America.

Note 5 — Line of Credit

At a meeting on September 12, 2012, the Board of Trustees approved continuing a $300 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. A portion of the commitment fees related to the line of credit are paid by the Funds and are included in other expenses in the Statements of Operations. During the six-month period ended April 30, 2013, the Funds had borrowings under the agreement as follows:

FUND	AVERAGE DAILY LOAN BALANCE	NUMBER OF DAYS OUTSTANDING	INTEREST EXPENSE	WEIGHTED AVERAGE ANNUALIZED INTEREST RATE
First Eagle Global Fund	$9,277,221	1	$366	1.42%

As of April 30, 2013 there were no outstanding borrowings from the credit facility.

Note 6 — Capital Stock

At April 30, 2013, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

Transactions in shares of capital stock were as follows:

	SIX-MONTH PERIOD ENDED APRIL 30, 2013
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	35,727,915	21,568,763	51,392,823
Shares issued for reinvested dividends and distributions	12,310,707	5,240,700	7,790,626
Shares redeemed	(30,378,987)	(14,158,816)	(26,058,214)
Net increase (decrease)	17,659,635	12,650,647	33,125,235
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	62,388,629	35,230,795	83,665,600
Shares issued for reinvested dividends and distributions	6,801,942	2,393,384	3,768,498
Shares redeemed	(53,467,391)	(26,699,689)	(40,856,280)
Net increase (decrease)	15,723,180	10,924,490	46,577,818
	SIX-MONTH PERIOD ENDED APRIL 30, 2013
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	10,317,807	2,647,485	10,977,433
Shares issued for reinvested dividends and distributions	131,174	3	77,683
Shares redeemed	(11,936,916)	(3,908,832)	(10,363,280)
Net increase (decrease)	(1,487,935)	(1,261,344)	691,836
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	16,136,242	4,442,711	19,622,203
Shares issued for reinvested dividends and distributions	1,926,165	553,133	592,601
Shares redeemed	(20,754,725)	(4,756,926)	(18,630,497)
Net increase (decrease)	(2,692,318)	238,918	1,584,307

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

	SIX-MONTH PERIOD ENDED APRIL 30, 2013
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	30,970,659	4,092,992	59,610,061	10,090,469	4,400,121	11,863,456
Shares issued for reinvested dividends and distributions	11,078,245	1,679,606	10,459,996	2,102,155	661,683	1,255,195
Shares redeemed	(28,950,149)	(4,216,224)	(24,777,028)	(12,240,772)	(3,458,399)	(8,949,352)
Net increase (decrease)	13,098,755	1,556,374	45,293,029	(48,148)	1,603,405	4,169,299
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	55,443,712	6,338,133	93,794,727	34,764,626	14,439,563	28,860,840
Shares issued for reinvested dividends and distributions	10,323,759	1,491,162	7,558,176	1,938,704	561,949	995,161
Shares redeemed	(61,897,888)	(9,731,745)	(52,137,111)	(15,159,004)	(4,115,236)	(10,193,717)
Net increase (decrease)	3,869,583	(1,902,450)	49,215,792	21,544,326	10,886,276	19,662,284
	SIX-MONTH PERIOD ENDED APRIL 30, 2013
	FIRST EAGLE GLOBAL INCOME BUILDER FUND			FIRST EAGLE HIGH YIELD FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	9,889,917	6,611,481	4,618,074	13,372,175	4,910,195	11,086,926
Shares issued for reinvested dividends and distributions	92,452	40,049	55,540	701,484	250,301	765,216
Shares redeemed	(665,275)	(218,828)	(516,110)	(3,295,757)	(1,271,391)	(4,096,360)
Net increase (decrease)	9,317,094	6,432,702	4,157,504	10,777,902	3,889,105	7,755,782
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GLOBAL INCOME BUILDER FUND*			FIRST EAGLE HIGH YIELD FUND**
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	4,289,987	2,549,996	3,695,841	17,342,363	8,932,758	19,594,646
Shares issued for reinvested dividends and distributions	16,856	8,099	19,628	458,671	149,881	611,736
Shares redeemed	(98,960)	(54,607)	(24,647)	(1,973,303)	(535,928)	(1,046,409)
Net increase (decrease)	4,207,883	2,503,488	3,690,822	15,827,731	8,546,711	19,159,973

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

	SIX-MONTH PERIOD ENDED APRIL 30, 2013
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I***	CLASS Y
Shares sold	7,474,138	2,821,293	8,081,415	1,279,188
Shares issued for reinvested dividends and distributions	7,576	3	0	6,187
Shares redeemed	(5,666,933)	(816,441)	(86,632)	(6,967,118)
Net increase (decrease)	1,814,781	2,004,855	7,994,783	(5,681,743)

	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	7,799,688	2,865,457	1,801,446
Shares issued for reinvested dividends and distributions	1,591,289	631,712	1,733,825
Shares redeemed	(5,418,574)	(1,755,620)	(4,156,267)
Net increase (decrease)	3,972,403	1,741,549	(620,996)

  *  Represents the period May 1, 2012 to October 31, 2012.

  **  Represents the period April 1, 2012 to October 31, 2012.

  ***  Represents the period March 8, 2013 to April 30, 2013.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

Transactions in dollars of capital stock were as follows:

	SIX-MONTH PERIOD ENDED APRIL 30, 2013			SIX-MONTH PERIOD ENDED APRIL 30, 2013
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$1,776,359,502	$1,052,902,746	$2,566,024,624	$694,612,106	$89,211,911	$1,355,619,432
Shares issued for reinvested dividends and distributions	590,420,981	247,256,223	374,962,844	239,954,779	35,490,076	230,119,915
Shares redeemed	(1,507,214,831)	(690,062,614)	(1,300,327,686)	(647,750,492)	(91,883,014)	(563,290,749)
Net increase (decrease)	$859,565,652	$610,096,355	$1,640,659,782	$286,816,393	$32,818,973	$1,022,448,598
	YEAR ENDED OCTOBER 31, 2012			YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$2,956,278,063	$1,637,915,493	$3,981,891,238	$1,189,229,650	$131,960,536	$2,044,840,175
Shares issued for reinvested dividends and distributions	302,618,460	104,854,140	168,225,738	209,262,697	29,554,809	155,396,107
Shares redeemed	(2,527,517,394)	(1,243,056,770)	(1,942,066,934)	(1,322,271,401)	(202,837,114)	(1,125,783,011)
Net increase (decrease)	$731,379,129	$499,712,863	$2,208,050,042	$76,220,946	$(41,321,769)	$1,074,453,271

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

	SIX-MONTH PERIOD ENDED APRIL 30, 2013
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$185,833,307	$80,126,071	$221,013,319
Shares issued for reinvested dividends and distributions	37,376,299	11,672,102	22,568,401
Shares redeemed	(225,264,666)	(63,294,644)	(167,514,586)
Net increase (decrease)	$(2,055,060)	$28,503,529	$76,067,134
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$604,973,317	$248,353,887	$507,992,659
Shares issued for reinvested dividends and distributions	31,581,497	9,092,330	16,390,304
Shares redeemed	(266,732,905)	(71,576,152)	(180,767,869)
Net increase (decrease)	$369,821,909	$185,870,065	$343,615,094

	SIX-MONTH PERIOD ENDED APRIL 30, 2013
	FIRST EAGLE HIGH YIELD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$135,254,818	$49,561,059	$112,186,914
Shares issued for reinvested dividends and distributions	7,111,875	2,535,004	7,757,605
Shares redeemed	(33,374,960)	(12,878,315)	(41,469,988)
Net increase (decrease)	$108,991,733	$39,217,748	$78,474,531

	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE HIGH YIELD FUND**
	CLASS A	CLASS C	CLASS I
Shares sold	$169,517,068	$87,418,098	$191,197,349
Shares issued for reinvested dividends and distributions	4,510,338	1,472,774	6,013,646
Shares redeemed	(19,213,078)	(5,270,289)	(10,244,667)
Net increase (decrease)	$154,814,328	$83,620,583	$186,966,328

  *  Represents the period May 1, 2012 to October 31, 2012.

  **  Represents the period April 1, 2012 to October 31, 2012.

  ***  Represents the period March 8, 2013 to April 30, 2013.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

	SIX-MONTH PERIOD ENDED APRIL 30, 2013
	FIRST EAGLE GOLD FUND			FIRST EAGLE GLOBAL INCOME BUILDER FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$251,031,337	$64,063,137	$269,987,946	$104,755,603	$69,754,874	$48,888,908
Shares issued for reinvested dividends and distributions	3,596,790	62	2,152,604	979,849	422,775	584,727
Shares redeemed	(285,195,320)	(89,483,393)	(253,208,802)	(7,030,958)	(2,320,402)	(5,488,898)
Net increase (decrease)	$(30,567,193)	$(25,420,194)	$18,931,748	$98,704,494	$67,857,247	$43,984,737
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GOLD FUND			FIRST EAGLE GLOBAL INCOME BUILDER FUND*
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$471,675,630	$126,090,905	$564,245,924	$43,500,772	$25,874,606	$37,031,937
Shares issued for reinvested dividends and distributions	58,150,919	16,234,432	18,086,195	173,094	83,136	197,719
Shares redeemed	(592,856,546)	(131,067,219)	(532,748,007)	(1,010,534)	(560,866)	(247,612)
Net increase (decrease)	$(63,029,997)	$11,258,118	$49,584,112	$42,663,332	$25,396,876	$36,982,044

	SIX-MONTH PERIOD ENDED APRIL 30, 2013
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I***	CLASS Y
Shares sold	$218,329,419	$72,044,933	$252,910,283	$37,993,535
Shares issued for reinvested dividends and distributions	210,001	74	0	174,597
Shares redeemed	(168,355,701)	(20,477,297)	(2,712,324)	(213,870,073)
Net increase (decrease)	$50,183,719	$51,567,710	$250,197,959	$(175,701,941)

	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	$198,358,338	$63,407,921	$46,475,429
Shares issued for reinvested dividends and distributions	36,154,075	12,533,184	40,138,059
Shares redeemed	(136,684,626)	(38,844,456)	(107,471,098)
Net increase (decrease)	$97,827,787	$37,096,649	$(20,857,610)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Notes to Financial Statements (unaudited)

At April 30, 2013, ASB Holdings, Inc. owned more than 5% of the First Eagle Global Income Builder Fund Class I shares. At April 30, 2013, Strafe & Co. owned more than 5% of the First Eagle Fund of America Class I shares.

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The First Eagle High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

Note 8 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind as of April 30, 2013.

Note 9 — Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities". ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards ("IFRS"). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU No. 2011-11 on the financial statements and disclosures.

Note 10 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosures in the Funds' financial statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on November 1, 2012 and held for the six-months ended April 30, 2013.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

Based on Actual Total Return1

	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Global Fund
Class A	10.26%	$1,000.00	$1,102.60	1.13%	$5.89
Class C	9.85	1,000.00	1,098.50	1.88	9.78
Class I	10.41	1,000.00	1,104.10	0.88	4.59
First Eagle Overseas Fund
Class A	10.79	1,000.00	1,107.90	1.16	6.06
Class C	10.40	1,000.00	1,104.00	1.91	9.96
Class I	10.88	1,000.00	1,108.80	0.91	4.76
First Eagle U.S. Value Fund
Class A	7.33	1,000.00	1,073.30	1.19	6.12
Class C	6.93	1,000.00	1,069.30	1.94	9.95
Class I	7.49	1,000.00	1,074.90	0.94	4.84
First Eagle Gold Fund Consolidated
Class A	–33.73	1,000.00	662.70	1.22	5.03
Class C	–33.98	1,000.00	660.20	1.97	8.11
Class I	–33.67	1,000.00	663.30	0.97	4.00
First Eagle Global Income Builder Fund
Class A4	7.50	1,000.00	1,075.00	1.29	6.64
Class C4	7.05	1,000.00	1,070.50	2.04	10.47
Class I4	7.56	1,000.00	1,075.60	1.05	5.40
First Eagle High Yield Fund
Class A4	5.86	1,000.00	1,058.60	1.19	6.07
Class C4	5.47	1,000.00	1,054.70	1.94	9.88
Class I4	6.06	1,000.00	1,060.60	0.80	4.09
First Eagle Fund of America
Class A	15.30	1,000.00	1,153.00	1.39	7.42
Class C	14.84	1,000.00	1,148.40	2.14	11.40
Class I5	1.77	1,000.00	1,017.70	1.16	1.73[6]
Class Y	15.31	1,000.00	1,153.10	1.39	7.42

  1  For the six-months ended April 30, 2013.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

  4  Expense and performance figures reflect certain fee waivers and/or expense limitations without which returns and expenses may have been lower or higher, respectively.

  5  First Eagle Fund of America Class I commenced investment operations on March 8, 2013.

  6  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 54/365 (to reflect the actual days in the period).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on November 1, 2012 and held for the six-months ended April 30, 2013.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Global Fund
Class A	5.00%	$1,000.00	$1,019.19	1.13%	$5.66
Class C	5.00	1,000.00	1,015.47	1.88	9.39
Class I	5.00	1,000.00	1,020.43	0.88	4.41
First Eagle Overseas Fund
Class A	5.00	1,000.00	1,019.04	1.16	5.81
Class C	5.00	1,000.00	1,015.32	1.91	9.54
Class I	5.00	1,000.00	1,020.28	0.91	4.56
First Eagle U.S. Value Fund
Class A	5.00	1,000.00	1,018.89	1.19	5.96
Class C	5.00	1,000.00	1,015.17	1.94	9.69
Class I	5.00	1,000.00	1,020.13	0.94	4.71
First Eagle Gold Fund Consolidated
Class A	5.00	1,000.00	1,018.74	1.22	6.11
Class C	5.00	1,000.00	1,014.98	1.97	9.84
Class I	5.00	1,000.00	1,019.98	0.97	4.86
First Eagle Global Income Builder Fund
Class A	5.00	1,000.00	1,018.40	1.29	6.46
Class C	5.00	1,000.00	1,014.68	2.04	10.19
Class I	5.00	1,000.00	1,019.59	1.05	5.26
First Eagle High Yield Fund
Class A	5.00	1,000.00	1,018.89	1.19	5.96
Class C	5.00	1,000.00	1,015.17	1.94	9.69
Class I	5.00	1,000.00	1,020.83	0.80	4.01
First Eagle Fund of America
Class A	5.00	1,000.00	1,017.90	1.39	6.95
Class C	5.00	1,000.00	1,014.18	2.14	10.69
Class I3	5.00	1,000.00	1,005.68	1.16	1.72[4]
Class Y	5.00	1,000.00	1,017.90	1.39	6.95

  1  For the six-months ended April 30, 2013.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

  3  First Eagle Fund of America Class I commenced investment operations on March 8, 2013.

  4  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 54/365 (to reflect the actual days in the period).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Consideration of Investment Advisory Agreements

On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund, and on August 31, 2001, the shareholders of the U.S. Value Fund approved the Advisory Agreement between the Trust and the Adviser applicable to those Funds. On December 10, 2002, the shareholders of the Fund of America approved the Advisory Agreement between the Trust and the Adviser applicable to that Fund. These various agreements are referred to in this discussion as the "Advisory Agreements." The Board of Trustees approved the Advisory Agreements most recently on December 13, 2012.

During the course of their most recent review, the Trustees covered the following, among other topics:

•  The Trustees reviewed each Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Adviser.

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis. Significant outperformance (over most periods reviewed) was noted for all Funds relative to the Funds' benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. The relative results of a number of the Funds (Global Fund, Overseas Fund, U.S. Value, and Fund of America) were noted as being at or near the top of their peer groups for various periods. The Trustees commented on (and management discussed) Overseas Fund's and U.S. Value Fund's less favorable one-year relative performance results. Performance for each Fund was determined to be excellent given its returns relative to benchmarks and peers, with a focus in reaching that determination on longer-term results for Overseas Fund and U.S. Value Fund.

•  The Trustees reviewed the total compensation to be received by the Adviser and the Funds' total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as each Fund's net management fee, except that of the Fund of America, was generally similar to or lower than its reviewed peer group average and peer group median. After noting that Fund of America's net management fee was higher than its

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

Consideration of Investment Advisory Agreements  (continued)

reviewed peer group average and peer group median, the Trustees determined that the fee was justified by the superior service record, consistent long-term performance, and management team stability achieved. The Trustees also reviewed and approved a proposal from the Adviser to implement "breakpoints" providing for potential reductions in the Fund of America management fee over time. (A "breakpoint" refers to a reduction in the fee that is realized at a specified asset level.) The Trustees also considered the advisory fees charged to institutional clients of the Adviser, taking into consideration, among other things, the differing requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars and absence of affiliated broker-dealer relationships.

•  The Trustees reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Funds' expense ratios generally had decreased over time as the Funds grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Funds. The Trustees noted that expense ratios for most of the Funds had increased modestly relative to the prior year and reviewed the causes of those increases. The Trustees also considered the effect on expense ratios of Fund asset size and of particular categories of expenses, both currently and relative to prior periods. For example, increasing Fund assets in the prior year was a contributor to a falling expense ratio for U.S. Value Fund while decreasing Fund assets in the prior year was a contributor to a rising expense ratio for Gold Fund. Also for example, several of the Funds experienced increased transfer agency fees as their number of shareholder accounts increased relative to the size of the Funds. The Trustees again noted new breakpoints providing for potential reductions in the Fund of America management fee over time.

•  The Trustees reviewed the Adviser's financial condition and profitability. They commented that profits appear healthy and that the Adviser has always shown the willingness to commit resources to support investment in the business. The Trustees noted the effect of particular categories of expenses, including compensation, on the Adviser's financial condition.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

(continued)

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreements serve the interests of the Funds and their shareholders and should be continued.

It separately was noted that the advisory agreements for High Yield Fund and Global Income Builder Fund were not being reviewed at this time, as they were within the period covered by their at-launch review by the Trustees. Review of those two agreements was not expected until the December 2013 meeting of the Trustees.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Meng Lam

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2013

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1345 Avenue of the Americas | New York, NY | 10105

800.334.2143 | firsteaglefunds.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.                                 Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                                 Portfolio Managers of Closed-End Management Investment Companies.

Not applicable at this time.

Item 9.                                 Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10.                          Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date:  July 2, 2013

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date:  July 2, 2013

*                                         Print the name and title of each signing officer under his or her signature.